SUBLEASE

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1. Parties. This Sublease ("Sublease") is entered into as of ~~April __~~ May 2, 2019 ("Effective Date") by and between MARVELL SEMICONDUCTOR, INC., a California corporation ("Sublandlord"), and A10 NETWORKS, INC., a Delaware corporation ("Subtenant"), as a sublease under that certain Standard Lease (Single Tenant), dated as of January 31, 2017, by and between HAN'S HOLDINGS 2300 ORCHARD PARKWAY, a Delaware limited liability company (as successor-in-interest to The Realty Associates Fund IX, L.P., a Delaware limited partnership), as landlord ("Landlord"), and Sublandlord (as successor-in-interest to Cavium, Inc., a Delaware corporation), as tenant ("Lease"). A copy of the Lease is attached hereto as Exhibit A and made a part hereof.

2. Subordination; Default; Provisions Constituting Sublease.

2.1 Subordination. This Sublease is subject and subordinate to all of the terms and conditions of the Lease, and to the matters to which the Lease is subject and subordinate in accordance with its terms. Except to the extent otherwise expressly provided in this Sublease, Subtenant shall observe and perform all of the obligations of Sublandlord as "Tenant" under the Lease to the extent the same are incorporated by reference herein pursuant to Section 2.3 below.

2.2 Default Under Lease. Subtenant covenants and agrees to refrain from doing or causing to be done, or permitting any act to be done by its employees, agents, affiliates, contractors, consultants, sub-sublessees, licensees or invitees, which would constitute a default under the Lease or might cause the Lease or the rights of Sublandlord as tenant under the Lease to be terminated or surrendered. Subtenant shall indemnify, defend and hold Sublandlord harmless from and against any and all liabilities, damages, claims, losses, actions, causes of action, demands, judgments, liens, injuries, costs and expenses, including, without limitation, attorneys' fees and costs, to the extent incurred in connection with or arising from Subtenant's failure to comply with or to perform Subtenant's obligations hereunder. Except as otherwise expressly provided in in Section 2.3(a) of this Sublease, Subtenant agrees that Sublandlord shall have no liability to Subtenant as a consequence of Landlord's failure or delay in performing its obligations under the Lease. Under no circumstances shall Subtenant have the right to require performance by Sublandlord of Landlord's obligations. In the event Sublandlord's interest as tenant under the Lease terminates for any reason, then this Sublease shall terminate concurrently therewith, and, unless such termination of the Lease was caused by the default of Sublandlord under the Lease (and such default under the Lease by Sublandlord was not caused by the default of Subtenant under this Sublease) or Sublandlord's default under this Sublease, such termination shall be without any liability of Sublandlord to Subtenant.

2.3 Provisions Constituting Sublease. Unless otherwise specified herein, references to specific paragraphs or sections of the Lease in this Section 2.3 shall mean and refer to paragraphs or sections of the Lease.

All of the terms and conditions contained in the Lease are hereby incorporated into this Sublease by reference and made a part of this Sublease as though set forth in full herein, except for: (A) Sections 1.1, 1.2, 1.3, 1.7, 1.8, 1.9, 1.10, 1.11, 1.12, 1.13 (solely as to Exhibits, B, D, and E (portions of Exhibit E as noted in this paragraph below), and 1.14 of the Basic Lease Provisions included in Section 1 of the Lease; (B) Sections 2.2 (except that the definition of "Building Systems" included in Section 2.2 shall be incorporated by reference into this Sublease), 3.1, 3.2, 4.2 (twelfth sentence only; it being understood and agreed that Sublandlord's actual knowledge concerning CASp inspections shall mean and be limited to the actual knowledge of the Vice-President of Facilities of Sublandlord as of the date of this Sublease,

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without any duty of inquiry or investigation, and such Vice-President of Facilities shall have no personal liability if such CASp representation or warranty is untrue), 5.1 (first two sentences only), 6, , 18 (second sentence and part of third sentence referencing Landlord's agreement to indemnify and hold Tenant harmless), 20 (second through sixth sentences only), 22, 25.8, 25.9, 26.1 (fourth sentence), 28.3, 29.2, 37 (first sentence only), and 39 of the Lease; (C) Exhibits B, D, E (paragraphs 1, 4, 6, 7, 8 and 9 only) attached to the Lease and Exhibits 1 and 2 attached to Exhibit E to the Lease. In the event of a direct conflict between the Lease and this Sublease, this Sublease shall govern as between Sublandlord and Subtenant.

For purposes of this Sublease, with respect to those sections of the Lease incorporated into this Sublease by reference, all references to "Landlord" and "Tenant" shall be deemed to be references to "Sublandlord" and "Subtenant," respectively, and all references to the "Lease" shall be deemed to be references to this Sublease. The foregoing notwithstanding:

(a) With respect to work, services, restoration of services, maintenance, repairs, replacements, restoration, insurance, capital improvements or the performance of any other obligation of "Landlord" under the Lease, the sole obligation of Sublandlord shall be to promptly request the same in writing from Landlord when reasonably requested to do so by Subtenant in writing (provided that Subtenant shall set forth Landlord's default in reasonable detail), and to use Sublandlord's commercially reasonable efforts (at no cost to Sublandlord) to obtain the Landlord's performance (provided, however, that "commercially reasonable efforts" shall not include legal action against Landlord for its failure to so perform). Any reference to "Landlord" in those sections of the Lease dealing with the work, services, restoration of services, maintenance, repairs, replacements, restoration, insurance, capital improvements or the performance of any other similar obligations of "Landlord" under the Lease shall be deemed to refer to Landlord only. Without limiting the generality of the foregoing, Sublandlord shall have no liability to Subtenant with respect to (a) any representations and warranties made by Landlord under the Lease; (b) any indemnification obligations of Landlord under the Lease or other obligations or liabilities of Landlord under the Lease with respect to compliance with laws, the condition of the Premises or Building (both as defined in the Lease) or hazardous materials, and (c) Landlord's repair, maintenance, replacement, restoration, upkeep, insurance or any other obligations of Landlord under the Lease, regardless of whether the incorporation of one or more provisions of the Lease into this Sublease might otherwise operate to make Sublandlord liable therefor. Without limiting the generality of the foregoing, all references to the obligations of "Landlord" in Sections 4.2 (with respect to any Capital Alteration(s) as defined in Section 4.2 of the Lease), 5 (except that the Statement referred to in Section 5 of the Lease shall be prepared by Landlord and may be delivered by Sublandlord to Subtenant), 8, 9.2, 10.1, 10.2, 10.3, 11.2, 11.3, 13 (concerning Landlord's repair or restoration obligations), 14 (concerning Landlord's repair or restoration obligations) and 16.6 of the Lease shall mean and refer to Landlord hereunder. All references to the rights of "Landlord" in Section 28 and Section 32 of the Lease shall mean and refer to Landlord hereunder. In addition, the term "Tenant Condition" as used in Section 4.2 of the Lease shall include any alteration to the Premises, or applicable part thereof, that is required to comply with a Legal Requirement due to or triggered by the construction or installation of any of the Initial Improvements as described in the Work Letter attached as Exhibit C to this Sublease.

If, after Sublandlord's commercially reasonable efforts to cause Landlord's performance (as described in this Section 2.3(a) above) after Sublandlord's receipt of written notice from Subtenant (as required pursuant to Section 2.3(a) above), Landlord shall remain in material default under the Lease in any of its obligations to Sublandlord (beyond any applicable notice and cure period), Sublandlord may, but shall not be obligated to, subject to the provisions of the Subordination, Non-Disturbance and Attornment Agreement referred to in Section 16 below, elect to (i) take action for the enforcement of

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Sublandlord's rights against Landlord with respect to such default, or (ii) cure any such default to the extent permitted pursuant to the provisions of the Lease (provided that any and all such steps, actions, or proceedings so instituted by Sublandlord shall be at the sole cost and expense of Subtenant (and paid by Subtenant in advance)). If Sublandlord does not elect to do either of the foregoing within ten (10) business days after Sublandlord's receipt of Subtenant's written notice, Subtenant shall have the right to take enforcement action against Landlord in its own name and, solely for that purpose, and only to such extent, all of the rights of Sublandlord to enforce any such obligations of Landlord under the Lease are hereby conferred upon and are conditionally assigned to Subtenant and Subtenant is hereby subrogated to such rights to enforce such obligations (including the benefit of any recovery or relief). Notwithstanding the provisions of the immediately preceding sentence, in no event shall Subtenant be entitled to take such action in its own name if such action would constitute a breach or default under the Lease. Subtenant shall indemnify, defend and hold Sublandlord harmless from and against all loss, cost, liability, claims, damages, actions, causes of action, demands, liens, injuries, judgments and expenses (including, without limitation, reasonable attorneys' fees and costs), penalties and fines incurred in connection with or arising from the taking of any such action. The obligations of Subtenant under the immediately preceding sentence shall survive the expiration or earlier termination of this Sublease.

(b) Any references in the Lease to "Landlord" in those provisions of the Lease incorporated herein dealing with (i) notice to, or the consent of, the "Landlord" and (ii) the right of "Landlord" to undertake inspections or investigations of the Premises, or applicable part thereof, or access the Premises shall be deemed to refer to Landlord and Sublandlord and their respective designated agents, contractors and employees. In addition, any references in the Lease to "Landlord" in those provisions of the Lease dealing with the Tenant's obligation to name the "Landlord" as an additional insured shall be deemed to refer to Sublandlord and Landlord and, to the extent required under the Master Lease, Landlord's property manager and lender(s).

(c) The provisions of the Lease incorporated herein concerning any waiver(s) of claims by, and/or indemnification obligations of, "Tenant" under the Lease and any exculpatory provisions in the Lease incorporated herein releasing Landlord from liability for certain acts, events or occurrences (including, without limitation, those obligations of Tenant and/or exculpatory provisions set forth in Section 18 and/or Section 19 of the Lease, but excluding the second, third, fourth, fifth and sixth sentences of Section 20 of the Lease) shall benefit Landlord as well as Sublandlord.

(d) With respect to any non-monetary obligation of Subtenant to be performed under this Sublease, whenever the Lease grants to Sublandlord a specified number of days to perform its corresponding obligations under the Lease, except as otherwise provided herein, Subtenant shall have three (3) fewer days (but not less than 1 business day) to perform the obligation, including, without limitation, curing any defaults.

(e) Notwithstanding any other provision of this Sublease to the contrary, in the event of a breach of this Sublease by Subtenant that may cause a default under the Lease, Sublandlord may, in addition to all other remedies and rights available to Sublandlord at law or in equity or under this Sublease, at Subtenant's expense and after three (3) business days' prior written notice to Subtenant, take such action as may reasonably be required to prevent such matter from maturing into a default under the Lease, and Subtenant shall pay such expenses so incurred by Sublandlord within ten (10) days after written demand from Sublandlord; provided, however, Sublandlord shall not exercise its rights under this subsection (e) if Subtenant has commenced curing its breach of this Sublease and is diligently prosecuting such cure to completion.

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(f) The last sentence of Section 16.2(b) of the Lease to the contrary notwithstanding, Sublandlord does not waive its rights to recover consequential damages from Subtenant that arise from Subtenant holding over in the Premises, or any part thereof, following the expiration or earlier termination of this Sublease.

(g) Subtenant shall have no right under this Sublease to offset against or deduct from Base Rent or Operating Expenses pursuant to Section 16.6(a) and/or Section 16.6(b) unless Sublandlord, as Tenant, also has the right under the Lease to similarly offset against or deduct from Base Rent and Operating Expenses the amounts that Subtenant is offsetting or deducting under this Sublease pursuant to Section 16.6(a) and/or Section 16.6(b) of the Lease.

(h) For purposes of this Sublease, Section 16.1(a) of the Lease that is incorporated herein by reference is deemed amended, in part, to delete the words "five (5) business days" and to substitute in place thereof "three (3) business days".

(i) The parties acknowledge that the Prior Lease referenced in the Lease has been terminated.

Those provisions incorporated into this Sublease from the Lease, together with the provisions set forth in this Sublease, shall be the complete terms and conditions of this Sublease. Unless otherwise defined herein, capitalized terms used in this Sublease shall have the meanings ascribed to them in the Lease.

2.4 No Amendment of Lease. Sublandlord hereby agrees and acknowledges that it shall in no event modify or amend the Lease in a manner that affects Subtenant's rights under this Sublease without first obtaining Subtenant's prior written consent thereto (which consent may be withheld in Subtenant's sole discretion).

2.5 Sublandlord Representations and Covenants. Sublandlord represents and warrants that, to the current, actual knowledge of Sublandlord, (i) the Lease is in full force and effect and has not been modified, amended or terminated and there exists under the Lease no default by Sublandlord or Landlord, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default by Sublandlord or Landlord and (ii) the copy of the Lease attached hereto is a complete and accurate copy of the Lease. Sublandlord covenants that (w) it will maintain the Lease in good standing through the term of this Sublease, unless (1) Landlord terminates the Lease pursuant to its right to do so under the Lease, or (2) the Lease terminates as a result of any breach or default by Subtenant under this Sublease or any act by Subtenant or any of its agents, employees, affiliates, officers, directors, representatives, contractors, consultants, licensees, invitees or sublessees that causes the Lease to terminate, (x) Sublandlord shall fully perform all of its obligations under the Lease to the extent Subtenant has not expressly agreed to perform such obligations under this Sublease, (y) Sublandlord shall not terminate or take any actions giving rise to a termination right under the Lease, and (z) Sublandlord shall not make any elections, exercise any right or remedy or give any consent or approval under the Lease without, in each instance, Subtenant's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed (however, in no event shall Sublandlord elect to terminate the Lease). Without limiting any other right or remedy of Subtenant under this Sublease, if Landlord seeks to terminate the Lease because of an event of default by Sublandlord under the Lease (which default is not caused by a breach or default by Subtenant under this Sublease), Sublandlord shall use its reasonable good faith efforts to maintain the Lease in full force and effect for the benefit of Subtenant, and Sublandlord shall take all action required to try to reinstate the Lease and/or to claim and pursue any right of redemption or relief from forfeiture of the Lease (and as a consequence thereof any forfeiture of

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this Sublease) to which Sublandlord may be entitled at law or in equity.

2.6 Lease Default. In the event that Sublandlord actually defaults in its obligation to pay Base Rent and/or Operating Expenses due under the Lease (beyond any applicable notice and/or cure period), the Subtenant may remedy such default in the payment of Base Rent and/or Operating Expenses for and on behalf of the Sublandlord. In the event Subtenant cures such default in the payment of Base Rent and/or Operating Expenses, Sublandlord shall, within thirty (30) days after Sublandlord's receipt of Subtenant's reasonably detailed invoice therefor, reimburse Subtenant for all actual, reasonable, necessary and documented costs incurred by Subtenant in effecting such cure which exceed the amounts due under this Sublease.

3. Premises.

3.1 Premises. Pursuant to the Lease, Landlord leases to Sublandlord, and Sublandlord leases from Landlord, the Premises (as defined and more particularly described in Section 2.1 of the Lease and depicted on Exhibit A attached to the Lease, consisting of the Building (as defined in the Lease), the approximate leasable area of which is one hundred sixteen thousand three hundred eighty-one (116,381) square feet (which square footage shall be conclusive and binding upon Sublandlord and Subtenant for all purposes of this Sublease) and the other areas depicted on Exhibit A attached to the Lease. Subject to the terms, covenants and conditions of this Sublease, Sublandlord hereby leases to Subtenant and Subtenant hereby leases from Sublandlord the Premises as described in the Lease and depicted on Exhibit A attached to the Lease. Sublandlord and Subtenant shall comply with all of the terms and conditions of this Sublease subject to timely satisfaction of the condition set forth in Section 13 below.

3.2 Existing Furniture. During the Sublease Term (as defined in Section 4.1 below), Subtenant may use the cubicles, office and conference room furniture, soft seating, racking equipment and other items of furniture, fixtures and equipment owned by Sublandlord, currently located within the Building (the "**Existing Furniture**"). The parties shall use reasonable efforts to prepare and confirm an inventory of the Existing Furniture within ninety (90) days after the date of this Sublease. Subtenant hereby agrees and acknowledges that Subtenant shall accept and use such Existing Furniture in its "AS IS" condition, "with all faults" and without any express or implied warranty from Sublandlord (or any of Sublandlord's agents, employees and/or representatives) of any kind. Without limiting the generality of the preceding sentence, Subtenant acknowledges that Subtenant is not relying on any representations or warranties of any kind whatsoever, express or implied, from Sublandlord, or its agents, employees or other representatives as to any matters concerning such Existing Furniture, including, without limitation, any implied warranty of fitness for a particular purpose. The Existing Furniture shall remain the property of Sublandlord during the Sublease Term. Notwithstanding the preceding sentence, during the Sublease Term, Subtenant shall, at Subtenant's sole cost and expense, be responsible for cleaning, insuring, repairing, maintaining and replacing the Existing Furniture, and paying any and all taxes levied thereon and/or in connection therewith. Sublandlord shall have no duty to repair, maintain or replace such Existing Furniture; nor shall Sublandlord be obligated to pay any taxes relating to, and/or maintain insurance coverage for, such Existing Furniture. Subtenant hereby assumes all risk of damage to property or injury to persons in connection with the use of the Existing Furniture and Subtenant hereby waives all claims in respect thereof against Sublandlord. Subtenant shall, at Subtenant's sole cost and expense, maintain the Existing Furniture in good condition and repair during the Sublease Term. For purposes of this Section 3.2, "good condition and repair" shall mean the condition of such Existing Furniture as of the Commencement Date of this Sublease, reasonable wear and tear excepted. Upon the expiration (or earlier termination) of the Sublease Term, Sublandlord shall transfer title to the Existing Furniture to Subtenant pursuant to a Bill of Sale in the form attached hereto as Exhibit B and made a part hereof.

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Upo» the expiration or earlier• termination of this Sublease, Subtenant shall pay to Sublandlord a~~ amount equal to One Dollar ($1.00) in consideration for Subte»ant's purchase of the Existing Furniture from Sublandlord. Upon the expiration or earlier ter•ulination of this Sublease, Subtenant shall, at Subtenant's sole cost and expense, remove tl~e Existi»g Furniture from the Premises and Building aid restore a~iy damage to the Building caused by such removal of the Existing Furniture. 3.3 Parkin. During the Sublease Tei•ni, Subtenant shall have the exclusive right to use all of the parking stalls located on the Premises at no additional cost or expense. 3.4 Condition of the Premises. Subtenant agrees and warrants that it has inspected the Premises and the suitability of the same for Subtenant's pw•poses and, subject to Sublandlord's obligations under the Work Letter attached hereto as Exhibit C ("Work Letter") and without waiver of any breach of Sublandlord's express representations, warranties and covenants set forth in this Sublease, Subtenant hereby accepts the Premises in its present condition, with all faults. The Work Letter is incorporated in this Sublease and made a part hereof and Sublandlord and Subtenant each agree to timely perform its obligations under the Work Letter. Except as otherwise expressly provided in the Work Letter, Sublandlord makes no representations or warranties as to the condition of the Premises and/or Building, or as to the suitability of the same for the Subtenant's intended use or occupancy. Subtenant hereby agrees and warrants that Subtenant has reviewed the terms and conditions of the Lease. Subtenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the existing condition of the Premises and/or Building (except that nothing herein shall constitute a waiver of any claims) by Subtenant with respect to any repair, maintenance or replacement obligations by Landlord under the Lease), or the suitability of the Premises for Subtenant's use or occupancy. Subtenant acknowledges that, except as otherwise expressly provided in this Sublease or the Work Letter' attached hereto as Exhibit C, neither Sublandlord nor any agent nor any employee of Sublandlord has made any representations or warranties with respect to the Premises and/or Building, or with respect to the suitability of the same for the conduct of Subtenant's business. The taking of possession of the Premises by Subtenant shall conclusively establish that the Premises and Building were at such trine in satisfactory condition, subject to satisfaction of the performance of Sublandlord's obligations under the Work Letter. Subtenant hereby agrees and acktlowledges that Sublandlord shall have no obligation whatsoever to perform any work in, or construct oi• make any alterations or improvements to, the Premises (other than as expressly provided in the Work Letter attached hereto as Exhibit C or in this Sublease) or to provide Subtenant any allowance or contribution toward the cost of any such work, alterations or improvements that Subtenant desires to perform within the Premises. On or before the expiration or earlier termination of this Sublease, Subtena~7t shall (A) remove all of its furniture, trade fixtures and other personal property and the Existing Furniture from the Premises and (B) surrender the Premises to Sublandlord in the condition required under the Lease as a result of Subtenant's use and occupancy of the Premises, it being tl~e intent of Sublaudlord and Subtenant that Sublaudlord shall in i10 event be liable for any repair and/or restoration obligations of "Tenant" arising under the Lease upon the expiration or earlier termination thereof as a result of Subtenant's use and occupancy of the Premises, and that Subtenant shall assume any and all such repair and/or restoration obligations. Withotiit ]imitii~g the generality of the preceding sentence, on or before the expiration or sooner termination of this Sublease, Subtenant shall perform, at Subtenant's sole cost and expense, any and all work relating to the removal of any alterations, additions or improvements installed in the Premises by or on behalf of Subtenant, to tl~e extent any such work is required by the Lease, the Landlord and/or Sublandlord. If the Premises are not so surrendered, then Subtenant shall be liable to S~iblandlord for, and shall indemnify Sublandloi-d in connection with, any and all costs incurred by Sublandlord to return the Premises to the required condition. The provisions of this Section 3.4 shall survive the expiration or earlier termination of this Sublease. If Sublandlord is required to perform surrender obligations under the Lease, Sublandlord shall have the right to terminate 4823-0652-5588v4 SLF118332013 this Sublease up to forty-five (45) days prior to the Expiration Date of this Sublease upon ten (10) months prior written notice to Sublessee.

3.5 Use. Subtenant shall use the Premises solely for general office and research and development and any other use reasonably related thereto, and otherwise subject to the terms and conditions of the Lease. Notwithstanding anything to the contrary contained in the Lease (including, without limitation, Section 25.2 of the Lease) and/or this Sublease, Subtenant shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Material on or in the Premises or Building, or transport or permit the transportation of Hazardous Material to or from the Premises or Building without, in each instance, obtaining Sublandlord's prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed.

4. Sublease Term.

4.1 Commencement Date. Subject to Section 13 hereof, the term of this Sublease shall be for a period of approximately seven (7) years and eight (8) months ("**Sublease Term**") commencing on the earlier of (i) December 1, 2019 or (ii) the date Subtenant commences business operations in the Building, or any part thereof ("**Commencement Date**") and ending, unless sooner terminated, on July 31, 2027 ("**Expiration Date**"). If Sublandlord is unable to deliver possession of the Premises to Subtenant on the scheduled Commencement Date (i.e., December 1, 2019), or any other date, for any reason, Sublandlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Sublease nor the obligations of Subtenant hereunder (subject to Section 13 hereof), but, in such event, the Commencement Date shall be such date that Sublandlord gives Subtenant written notice that (A) Landlord has consented to this Sublease in accordance with Section 13 hereof and (B) possession of the Premises is delivered to Subtenant. The parties hereto acknowledge and agree that completion or substantial completion of the Initial Improvements referred to in Exhibit C attached hereto is not a condition to the Commencement Date occurring. Notwithstanding Sublandlord's delivery of possession of the Premises to Subtenant on the Commencement Date, Subtenant shall not be permitted to occupy the Premises unless and until Subtenant has provided Sublandlord the certificates of insurance required by Section 4.4 hereof. Notwithstanding any provision in the Lease granting Sublandlord, as "Tenant," an option to extend the term thereof, Subtenant shall have no option to extend the term of this Sublease. Within ten (10) days after Sublandlord's request, Subtenant shall execute and deliver to Sublandlord a written confirmation of the Commencement Date. Such confirmation shall be conclusive and binding upon Sublandlord and Subtenant; provided, however, Sublandlord's failure to deliver any such written confirmation to Subtenant shall not affect Sublandlord's determination of the Commencement Date.

4.2 Delay in Commencement Date. The parties hereto desire that the Commencement Date occur on or before December 1, 2019. Notwithstanding the foregoing, in the event that Sublandlord is unable to deliver possession of the Premises on or before December 1, 2019, or any other date, for any reason (including, without limitation, Landlord's failure to consent to this Sublease on or before such date), Sublandlord shall not be liable for any damages caused thereby, nor shall this Sublease be void or voidable (subject to Section 13 hereof). Subject to the foregoing, if Sublandlord is unable to deliver possession of the Premises on or before December 1, 2019, Subtenant shall not be liable for Rents until the Commencement Date, as extended pursuant to Section 4.1 above; provided, however, the expiration date of the Sublease Term hereof (i.e., July 31, 2027) shall not be extended by any such delay.

4.3 Holding Over. Subtenant hereby agrees and acknowledges that Subtenant shall

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Dave no right to hold over in the Premises after tl~e Expit•ation Date (or earlier termination of this Sublease). If Subtenant remains in possession of the Premises after the Expiration Date (or earlier termination of this Sublease), Subtenant shall be atenant-at-sufferance only. Subtenant hereby agrees and acknowledges that, if Subtenant holds over in the Premises, Sublandlord may be regtiiired to pay holdover damages and other amounts under the Lease. If Subtenant fails to surrender the Premises to Subla»dlord on or before the Expiration Date (or earlier termination of this Sublease), Subtenant shall indemnify, defe»d and hold Sublandlord harmless from and against any and all claims, losses, damages, liabilities, actions, causes of action, demands, judgments, injuries, costs and expenses (including, without limitation, attorney's fees aild costs of suit) resulting from Subtenant's failure to so surrender (including, without limitation, any amounts due to Landlord under Section 29 of the Lease). 4.4 Insurance• Waiver of Subrogation; Exculpation; Indemnity. Subtenant shall carry at all times during the term of this Sublease, at Subtenant's sole cost and expense, any and all insurance coverage that "Tenant" is obligated to maintain pursuant to the Lease. Concurrently with Subtenant's execution of this Sublease, Subtenant shall furnish to Sublandlord certificates of coverage with respect to any and all insurance coverage required under the Lease and this Sublease. Notwithstanding anything herein to the contrary, Subtenant and Sublandlord hereby release each other, and their respective agents, employees and contractors, from any and all claims for injury to any property that are caused by or result from risks insured against under any insurance policies carried by the parties (or required to be insured against pursuant to the Lease as incorporated by reference into this Sublease) , without regard to the negligence of the person or entity so released. The applicable insurance policies shall contain a clause to the effect that this t•elease shall not affect the right of the insured to recover under such policies. Any policy or policies of fire, extended or similar casualty insurance which either party obtains in comlection with the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent any rights lave been waived by the insured prior to the occurrence of injury of loss. Notwithstanding anything to the contrary contained in the Lease and/or this Sublease, (A) Subtenant hereby assumes all risk of damage to property in or about the Premises from any cause, and Subtenant hereby waives all claims in respect thereof against Sublandlord (provided, however, that the foregoing shall not constitute a waiver of claims for liability to the extent resulting from the negligence, willful misconduct of Sublandlord or breach of this Sublease) and (B) in no event shall Sublandlord have any liability to Subtenant for any lost profits, loss of business or any other consequential damages. Subtenant shall indemnify, hold harmless, and defend Sublandlord against all claims, losses or liabilities for injury or death to any person or for damage to or loss of use of any property arising out of any occurrence in, upon or at the Premises, or any part thereof, or• arising out of Subtenant's or any of its agents', employees', affiliates', officers', directors', partners', members', managers', contractors', consultants', licensees', sub-sublessees' or other representatives' use, possession, or occupancy of the Premises and/or the Building, or any work, activity ar thing done, allowed or suffered by Subtenant oz- any of its agents, employees, affiliates, officers, directors, partners, members, managers, contractors, consultants, licensees, sub-sublessees or other representatives (collectively, "Subtenant Parties") in, on or about the Premises, or any part thereof, from any cause whatsoever; provided, however, that the foregoing indemnity shall not apply to liability to the extent resulting from the negligence, willful misconduct of Sublandlord or breach of this Sublease. Such indemnification shall include and apply to attorneys' fees, investigation costs, and other costs actually i»curred by Sublandlord. The provisions of this Section 4.4 shall survive the expiration or earlier termination of this Sublease with respect to any claim, damage, loss, liability, injury, death, breach or default occurring or accruing, or based on facts or• events occurring or accruing, prior to such expiration or earlier termination of this Sublease. 5. Rent; Security Deposit. 4823-0652-5588v4 SLF118332013

5.1 Rents

The term "Rents" as used in this Sublease shall mean (A) Base Rent (as defined in Section 5.2 below) and (B) any and all items of (1) "Operating Expenses" described in Section 5.2 of the Lease (subject to Section 5.3 below) and "Real Property Taxes" described in Section 8.2 of the Lease (subject to Section 5.3 below) and (2) other Sublease Additional Rent (as defined in Section 5.3 below) which Subtenant is required to pay under this Sublease. Unless otherwise expressly provided in this Sublease, Rents shall be payable by Subtenant in advance on the first (1st) day of each month during the term hereof, and in the event this Sublease commences or the date of expiration of this Sublease occurs other than on the first day or last day of a calendar month, the rent for such month shall be prorated. Rents shall be payable by Subtenant to Sublandlord without prior notice, demand, offset or deduction, at the address set forth in Section 11, or at such other place or places as Sublandlord may from time to time direct.

5.2 Base Rent. From and after the Commencement Date, Subtenant shall pay to Sublandlord as "Base Rent" for the Premises the following amounts:

Sublease Month	**Monthly Base Rent (NNN)**
01*	$0.00*
02 -12	$261,857.25
13 -24	$269,712.97
25 -36	$277,804.36
37 – 48	$286,138.49
49 – 60	$294,722.64
61 - 72	$303,564.32
73 -84	$312,671.25
85 – July 31, 2027	$322,051.39

*Subject to this Section 5.2 below.

Base Rent shall be paid to Sublandlord in advance on the first (1st) day of each calendar month of the Sublease Term in lawful money of the United States, without deduction, offset, prior notice or demand. Notwithstanding the foregoing, concurrently with Subtenant's execution of this Sublease, Subtenant shall pay to Sublandlord in cash or immediately available funds the monthly installment of Base Rent due for the second (2nd) month of the Sublease Term (i.e., the amount of Two Hundred Sixty-one Thousand Eight Hundred Fifty-Seven and 25/100 Dollars ($261,857.25)) plus an amount equal to Eighty Thousand Three Hundred Two and 89/100 Dollars ($80,302.89) (which $80,302.89 is one month of estimated Operating Expenses and Real Property Taxes).

Subtenant's obligation to pay Base Rent shall be abated with respect to the first (1st) month of the Sublease Term. During the first (1st) month of the Sublease Term, Subtenant's obligation to pay

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Operating Expenses and Real PropeiTy Taxes and other miscellaneous occupancy costs per the terms of this Sublease shall not be abated. Notwithstanding the foregoing, Subtenant hef•eby agrees and acknowledges that, if a default by Subtenant results in the termination of this Sublease, in addition to any and all of its rights, powers and remedies as may be permitted at law, in equity and/or tinder this Sublease, Sublandlord shall be entitled to recover the abated Base Rent that would have been due during such first (1st) month of the Sublease Term. 5.3 Operating Expenses; Real Property Taxes; Sublease Additional Rent; Late Charles. (a) Sublandlord and Subtenant hereby agree and acknowledge that Subtenant shall pay during the Sublease Term one hundred percent (100%) of the "Operating Expenses" due under Sections 5.2 and 5.4 of the Lease and the "Real Property Taxes" due under Sections 8.1 and 8.2 of the Lease, and such amounts required to be paid by Subtenant shall be part of Sublease Additional Rent (as defined in Section 5.3(b) below Sublandlord shall provide Subtenant with a copy of all Statements received by Sublandlord from Landlord pursuant to Section 5.4 and 5.5 of the Lease. Sublandlord shall be entitled to rely conclusively on Landlord's determination of estimated and actual "Operating Expenses" and Subtenant agrees that the obligations of Landlord under tihe last sentence of Section 5.5 of the Lease shall apply solely fo Landlord and i~ot to Sublandlord. For purposes of this Sublease, the first sentence of Section 5.2 of the Lease shall be deemed amended, in part, to delete the date of "February 1, 2018" and substihite in place thereof, the words "the Commencement Date of this Sublease". (b) In addition to the Base Rent due pursuant to Section 5.2 above, Subtenant shall pay to Sublandlord (collectively, the "Sublease Additional Rent"): (x) the amounts described in Section 6 below; (y) any and all other charges, costs and expenses and other sums which Subtenant is required to pay under this Sublease other than Base Rent (together with all interest and charges that may accrue thereon in the event of Subtenant's failure to timely pay the same); and (z) all damages, costs and expenses which Sublandlord may incur by reason of any default hereunder by Subtenant. Sublease Additional Rent shall accrue hereunder as of the Commencement Date of this Sublease and shall be due at the same time, upon the same terms and conditions, and in the same manner as required under the applicable terms of the Lease or this Sublease. Notwithstanding anything to the contrary contained in this Sublease, Subtenant shall in no event be liable for late fees or penalties levied by Landlord as a result of Sublatldlord's default u~Ider the Lease (so long as such default by Sublandlord under the Lease was not caused by Subtenant's default under this Sublease). 4823-0652-5588v4 SLF118332013

(c) Subtenant acknowledges that late payment by Subtenant to Sublandlord of Rents or any other payment due Sublandlord may cause Sublandlord to incur late charges under the Lease or other costs not contemplated by this Sublease, the exact amount of such costs being extremely difficult and impracticable to fix. Therefore, if any installment of Base Rent or Sublease Additional Rent due from Subtenant is not received by Sublandlord within seven (7) days after the date it is due and payable, then, without any requirement for notice or demand to Subtenant, Subtenant shall pay to Sublandlord an additional sum of five percent (5%) of the overdue amount as a late charge; provided, however, that Sublandlord shall waive the late charge one (1) time during each calendar year of the term of this Sublease if Subtenant pays all overdue sums within three (3) days after receipt of written notice by Sublandlord to Subtenant advising Subtenant that such payment is overdue. The parties hereto agree that this late charge represents a fair and reasonable estimate of the costs that Sublandlord will incur by reason of late payment by Subtenant. Acceptance of any late charge shall not constitute a waiver of Subtenant's default with respect to the overdue amount, nor prevent Sublandlord from exercising any of the other rights and remedies available to Sublandlord.

5.4 Security Deposit. Concurrently with the execution of this Sublease, Subtenant shall deposit with Sublandlord the sum of Four Hundred Two Thousand Three Hundred Fifty-four and 28/100 Dollars ($402,354.28) (which equates to the sum of the last months' Base Rent in the amount of $322,051.39 plus one month of estimated Operating Expenses and Real Property Taxes in the amount of $80,302.89) as security for the full and faithful performance of every provision of this Sublease to be performed by Subtenant. Sublandlord shall not be required to keep such security deposit separate from its general accounts. Subtenant acknowledges that the security deposit is not an advance payment of any kind or a measure of Sublandlord's damages in the event of a Subtenant default. If Subtenant breaches, beyond any applicable notice and cure periods, any provision, covenant or condition of this Sublease, including, but not limited to, the payment of Base Rent or Sublease Additional Rent, Sublandlord may (but shall not be required to) use all or any part of such security deposit for the payment of any sums in default, or to compensate Sublandlord for any other loss or damage which Sublandlord may suffer by reason of Subtenant's default. If any portion of such security deposit is so used or applied, Subtenant shall, within five (5) days after written demand therefor, deposit cash with Sublandlord in an amount sufficient to restore the security deposit to its original amount and Subtenant's failure to do so shall be a material breach of this Sublease. Sublandlord shall not be required to keep the security deposit separate from its general funds and Subtenant shall not be entitled to interest on such deposit. Within thirty (30) days after the expiration of the Sublease Term and Subtenant's vacating of the Premises, the Security Deposit or any balance thereof shall be returned to Subtenant (or, at Sublandlord's option, to Subtenant's assignee), provided that subsequent to the expiration (or earlier termination) of this Sublease, Sublandlord may retain from said Security Deposit (a) any and all amounts necessary to cure any default in the payment of Base Rent and/or Sublease Additional Rent, to repair any damage to the Premises caused by the Subtenant, and to clean the Premises upon termination of this Sublease, (b) any amounts that Sublandlord may incur or be obligated to incur in exercising Sublandlord's rights or remedies for default under this Sublease, (c) any amount that Sublandlord may become obligated to pay because of Subtenant's default, or to compensate Sublandlord for any loss or damage which Sublandlord may suffer in connection with such default (including, without limitation, as applicable, delinquent rentals accruing prior to termination of this Sublease and future rent damages under California Civil Code Section 1951.2) and (d) any expense, loss or damage that Sublandlord reasonably estimates it may suffer because of Subtenant's default (including, without limitation, any and all amounts of Base Rent and/or Sublease Additional Rent that would have been due under this Sublease had the Sublease remained in effect for the entire term). Should Sublandlord transfer its interest in this Sublease during the term hereof, and, upon such transferee's written assumption of this Sublease, Sublandlord shall deposit with the assignee the then unappropriated funds deposited by Subtenant as aforesaid, Sublandlord shall be discharged from any liability with respect to such Security Deposit. Subtenant hereby waives the provisions of any and

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all provisions of law now or hereafter in force, that provide that Sublandlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Subtenant, or to clean the Premises. In addition, Subtenant hereby waives the provisions of any law which is inconsistent with this section including, but not limited to, Section 1950.7 of the California Civil Code.

6. Services, Maintenance and Repair of the Premises; Utilities. In accordance with Section 2.3 of this Sublease, but without limiting the generality thereof, Subtenant hereby agrees and acknowledges that Sublandlord shall not be responsible to Subtenant for furnishing any service, maintenance, repairs and/or replacements which are the obligation of Landlord, it being understood that such obligations are solely those of Landlord. Subtenant hereby agrees and acknowledges that Subtenant shall be responsible for, and hereby assumes, any and all maintenance, repair and/or replacement obligations on the part of "Tenant" to be performed pursuant to the Lease, as incorporated herein, during the Sublease Term, including, without limitation, the obligations of the "Tenant" set forth in Section 11 of the Lease, as incorporated herein.

To the extent any such charges do not constitute "Operating Expenses" under the Lease (and thus payable by Subtenant in accordance with, and subject to, Section 5.3(a) above) and to the extent provided in the Lease, as incorporated herein, with respect to Sublandlord, as Tenant under the Lease, Subtenant shall pay prior to delinquency all charges for water, gas, light, heat, power, electricity, telephone, trash pickup, landscaping, sewer charges, janitorial and all other services (including, without limitation, sprinkler services), supplied to or consumed on the Premises (collectively, "Services") and all taxes, levies, fees or surcharges therefor. Without limiting the generality of the foregoing, Subtenant shall be responsible for any and all charges due pursuant to Section 7.1 of the Lease, as incorporated herein. To the extent not provided to the Premises by Landlord, Subtenant shall arrange for Services to be supplied to the Premises and shall contract for all of the Services in Subtenant's name on or prior to the Commencement Date of this Sublease. The Commencement Date shall not be delayed by reason of any failure by Subtenant to so contract for Services.

7. Damage or Destruction. Sublandlord shall have no obligation to rebuild, restore or repair the Premises in the event of any damage or destruction thereto, Subtenant acknowledging that such obligation is Landlord's pursuant to Section 13 of the Lease. If Landlord elects to terminate the Lease pursuant to Section 13 of the Lease, this Sublease shall terminate concurrently therewith without any liability of Sublandlord to Subtenant. If Sublandlord is entitled to terminate the Lease pursuant to Section 13 of the Lease and/or applicable law, Sublandlord may elect to terminate the Lease in accordance therewith, and in that event this Sublease shall terminate concurrently with the Lease without any liability of Sublandlord to Subtenant. In addition, Sublandlord and Subtenant hereby agree and acknowledge that, so long as Sublandlord is entitled to terminate the Lease pursuant to Section 13 of the Lease, subject to Subtenant's strict compliance with the following sentence, Subtenant shall be entitled to terminate this Sublease in accordance with the terms and conditions of Section 13 of the Lease. Subtenant's right to terminate this Sublease in accordance with the preceding sentence is hereby expressly conditioned upon the satisfaction of the following conditions precedent: (A) Following a damage or destruction, Subtenant shall have given Sublandlord written notice of its election to terminate this Sublease within five (5) business days after the commencement of any time period during which Sublandlord is entitled to give Landlord written notice of Sublandlord's election to terminate the Lease pursuant to Section 13 of the Lease (with the result that any notice period applicable to Sublandlord, as Tenant under the Lease, pursuant to such Section 13 shall be shortened by no more than five (5) business days) and (B) Landlord shall have recognized Sublandlord's right to terminate the Lease pursuant to Section 13 of the Lease. Except as expressly set forth in this Section 7 above, Subtenant shall have no right to terminate this Sublease in the event of damage or destruction to all or any portion of the Premises

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and Subtenant expressly waives auy rights to ter-minafe Phis Sublease, including, without limitation, any rights pursuant to any applicable law now or hereafter enacted, which provisions relate to the termination of the firing of a thing upon its substantial daulage or desti-uctioi~. If, following any damage or destruction of the Premises, or any portion thereof, Sublandlord actually receives from Landlord any abatement of rent that is in respect of the Premises and attributable to any portion of the Sublease Term, then Sublandlord shall allocate such abatement to Subtenant. Except as otherwise expressly provided in the preceding sentence, Subtenant shall not be entitled to, and hereby waives, any and all claims against Sublandlord for any compensation or damage for loss of use of the whole or any part of the Premises and/or for any inconvenience or annoyance occasioned by and such damage, destruction, repair or restoration. 8. Condemnation. Sublandlord shall have no obligation to restore the Premises in tl~e event of auy partial taking thereof, Subtenant acknowledging that such obligation is Landlord's pursuant to Section 14 of the Lease. If Landlord elects to terminate the Lease pursuant to Section 14 of the Lease, this Sublease shall terminate concurrently therewith without any liability of Sublandlord to Subtenant. In addition, Sublandlord and Subtenant hereby agree and acknowledge that, so long as Sublandlord is entitled to terminate the Lease pursuant to Section 14 of the Lease, subject to Subtenant's strict compliance with the following sentence, Subtenai7t shall be entitled to terminate this Sublease in accordance with the terms and conditions of Section 14 of the Lease. Subtenant's right to terminate this Sublease in accordance with the preceding sentence is hereby expressly conditioned upon the satisfaction of the following conditions precedent: Following any condemnation, Subtenant shall have given Sublandlord written notice of its election to terminate this Sublease within five (5) business days after the commencement of any time period dw•ing which Sublaudlord is entitled to give Landlord written notice of Sublandlord's election to terminate the Lease pursuant to Section 14 of the Lease (with tt~e result that any notice period applicable to Sublandlord, as Tenant under the Lease, pursuant to such Section 18 shall be shortened by no more than five (5) business days). Except as expressly set forth in this Section 8 above, Subtenant shall have no right to terminate this Sublease in the event of condemnation of all or a portion of the Premises or the Building. Subtenant hereby agrees and acknowledges that, notwithstanding anything to the contrary contained in this Sublease, any and all proceeds or condemnation awards received by Sublandlord under the Lease s11all be and remain the property of Sublandlord. Notwithstanding tl~e foregoing, Subtenant shall be entitled to seek, at its own cost at~d expense, an award from the condemning authority for loss of its business, loss of goodwill, the value of any alterations, equipment, trade fixtures or other personal property of Subtenant installed by or on behalf of Subtenant in the Building at Subtenant's sole cost and expense, moving expenses, or any other damages suffered or incurred by Subtenant arising out of such condemnation; provided, however, that any such award to Subtenant shall in no event take into account the value of the unexpired term of this sublease or Subtenant's leasehold estate. 9. Brokers. In connection with this Sublease, Sublandlord shall pay a brokerage commission per the terms of a separate sublisting agreement between Sublandlord and CBRE. Subtenant represents and warrants to Sublandlord that Subtenant's sole contact with Sublandlord or with the Premises in connection with this transaction leas been directly with Sublandlord and CBRE, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Subtenant. Subject to the foregoing, Subtenant agrees to indemnify, defend and hold Sublandlord harmless from any claims or liability, including reasonable attorneys' fees, in connection with a claim by any person for a real estate broker's commission, finder's fee, consulting fee or other compensation based upon any statement, representation or agreement of Subtenant, and Sublandlord agrees to indemnify, defend and hold Subtenant harmless from any such claims or liability, including reasonable attorneys' fees, in connection with a claim by any person for a real estate broker's commission, finder's fee, consulting fee or other compensation based upon any statement, representation 4823-0652-5588v4 SLF118332013 or agreement of Sublandlord. The obligations of Sublandlord and Subtenant pursuant to the preceding sentence shall survive the expiration or earlier termination of this Sublease.

10. Landlord's Consent; Lease Limitations.

10.1 Landlord's Consent. With respect to any approval or consent required to be obtained from the Landlord under the Lease, such approval or consent must be obtained from both Landlord and Sublandlord, and the approval or consent of Sublandlord may be withheld (and such withholding of consent by Sublandlord shall be deemed reasonable) if Landlord's approval or consent is not obtained. In no event shall Sublandlord have any liability to Subtenant by reason of Landlord's failure or refusal to grant consent to any matter requested by Subtenant. Any references in the Lease to "Landlord" in those provisions of the Lease dealing with notice to, or the consent of, the "Landlord" shall be deemed to refer to both Landlord and Sublandlord. In the event Subtenant requests consent to any matter which requires Landlord's approval or consent, Subtenant shall be responsible for payment of all costs and expenses Sublandlord may incur and/or be required to pay to Landlord in connection therewith.

10.2 Intentionally Omitted.

11. Notices.

11.1 General. Any notice required or desired to be given under this Sublease shall be in writing and may be delivered (a) in person (by hand, by messenger or by courier service) or (b) by Federal Express or other overnight courier, and shall be deemed sufficiently given if service in a manner specified in this Section 11.1. Notices may not be given by U.S. Postal Service regular mail, by U.S. Postal Service certified mail, or by email, and any notices sent by U.S. Postal Service regular mail, by U.S. Postal Service certified mail, or by email shall not be binding on Sublandlord or Subtenant for any purpose. Any notice permitted or required hereunder, and any notice to pay rent or quit or similar notice, shall be deemed personally delivered to Subtenant on the date the notice is personally delivered to any employee of Subtenant at the Premises. The addresses set forth in this Section 11.1 below shall be the address of each party for notice purposes; however, Landlord or Tenant may by written notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Sublandlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereinafter designate by written notice to Subtenant.

To Sublandlord:

Marvell Semiconductor, Inc.
5488 Marvell Lane
Santa Clara, CA 95054
Attention: Legal Department Erin Williams, Esq.

With a copy to:

Marvell Semiconductor, Inc.
5488 Marvell Lane
Santa Clara, Ca 95054
Attention: LEGAL

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To Subtenant:

Prior to the Commencement Date:
A10 Networks, Inc.
3 West Plumeria Drive
San Jose, CA 95134
Attention: Lee Chen, President and CEO

Following the Commencement Date:

At the Premises
Attention: Lee Chen, President and CEO

Notices delivered by Federal Express or other courier shall be deemed given on the date delivered by the carrier to the appropriate party's address for notice purposes. If notice is received on Saturday, Sunday or a legal holiday, it shall be deemed received on the next business day. Nothing contained herein shall be construed to limit Sublandlord's right to serve any notice to pay rent ore quit or similar notice by any method permitted by applicable law, and any such notice shall be effective if served in accordance with any method permitted by applicable law whether or not the requirements of this Section have been met.

11.2 Notices from Landlord. Subtenant shall send to Sublandlord, and Sublandlord shall send to Subtenant, a copy of all notices and other communications received from Landlord within forty-eight (48) hours of receipt, and Sublandlord and Subtenant shall send to the other a copy of all notices and other communications transmitted to Landlord, concurrently with such transmittal.

12. General.

12.1 Counterparts. This Sublease may be executed in counterparts, each of which shall be deemed an original for all purposes and together shall constitute one instrument.

12.2 Construction of Sublease Provisions. This Sublease shall not be construed either for or against Subtenant or Sublandlord, but shall be construed in accordance with the general tenor of the language to reach a fair and equitable result.

12.3 Entire Agreement. This Sublease, together with all exhibits attached hereto, and the provisions of the Lease, including exhibits attached thereto, incorporated herein by reference, constitute the entire agreement between the parties with respect to the Premises, and there are no binding agreements or representations between the parties except as expressed herein. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Sublandlord or Subtenant, and Sublandlord and Subtenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Sublease. This Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, whether written or oral, between Sublandlord and Subtenant with respect to the Premises and appurtenances thereto. No addition to, or modification of, any term or provision of this Sublease shall be effective until and unless set forth in a written instrument signed by both Sublandlord and Subtenant. All indemnities of Subtenant set forth in this Sublease shall survive the expiration or earlier termination of this Sublease.

12.4 Exhibits. All exhibits attached to this Sublease shall be deemed to be incorporated herein by the individual reference to each such exhibit, and all such exhibits shall be

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deemed a part of this Sublease as though set forth in full in the body of this Sublease.

12.5 Attorneys' Fees. Any reference to "attorneys' fees" contained in this Sublease or the Lease shall include, without limitation, the properly allocable portion of the internal legal costs of Sublandlord and/or Subtenant, respectively.

12.6 Corporate Authority. Each of Subtenant and Sublandlord represent and warrant that the individual executing this Sublease on behalf of the corporation constituting Subtenant and Sublandlord, respectively, is duly authorized to execute and deliver this Sublease on behalf of such corporation in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Sublease is binding upon such corporation in accordance with its terms. Concurrently with the execution of this Sublease, Subtenant shall provide to Sublandlord either (i) a copy of such resolution of the board of directors of Subtenant authorizing the execution of this Sublease on behalf of Subtenant, which resolution shall be duly certified by the secretary or an assistant secretary of Subtenant to be a true copy of a resolution duly adopted by the board of directors of Subtenant, or (ii) other written evidence satisfactory to Sublandlord showing the authority of the individuals executing this Sublease on behalf of Subtenant to execute this Sublease and bind Subtenant.

13. Condition Precedent to Sublease. The submission of this Sublease for examination does not constitute an option or offer to sublease the Premises. The effectiveness of this Sublease is expressly conditioned upon Landlord's consent hereto in a form reasonably satisfactory to Subtenant. Unless waived by Subtenant, such consent shall provide that Landlord approves Subtenant's right to use the signage allocated to Tenant (as defined in the Lease) in the Lease for the purposes of identifying Subtenant. Accordingly, the subletting contemplated under this Sublease shall not be effective unless and until Landlord has consented to this Sublease in writing. Sublandlord shall use commercially reasonable efforts to obtain such consent as soon as reasonably possible following the execution of this Sublease by Sublandlord and Subtenant. Subtenant consents to Sublandlord providing Landlord with an original or copy of this Sublease. Notwithstanding the foregoing, Sublandlord shall have no liability whatsoever to Subtenant if Sublandlord is unable to obtain such consent from Landlord. In the event that Landlord's consent is not obtained within forty-five (45) days following the submittal of this Sublease by Sublandlord to Landlord for consent, either Sublandlord or Subtenant shall have the right to terminate this Sublease by providing written notice thereof to the other and Sublandlord shall return to Subtenant any sums paid hereunder unless Landlord's consent is obtained prior to the giving of any such notice, in which event such notice shall be of no force or effect. In the event such written termination notice is given following the lapse of such forty-five (45) day period and prior to Landlord's consent being obtained, this Sublease shall be deemed null and void and neither Sublandlord nor Subtenant shall have any liability or obligations to the other hereunder (excepting those provisions of this Sublease that are deemed to survive the expiration or earlier termination hereof). For purposes of this Section 13, "Landlord's consent" shall mean the date upon which Landlord's unconditional consent to this Sublease has been obtained in the form required hereunder.

14. Signage. Notwithstanding anything to the contrary contained in this Sublease and/or the Lease (including, without limitation, Paragraphs 2 and 3 of Exhibit E attached to the Lease), Subtenant hereby agrees and acknowledges that neither Sublandlord nor any of Sublandlord's agents or representatives have made any representations, warranties or agreements with respect to Landlord's amenability to Subtenant's installation of signage. If Landlord fails or refuses to consent to any signage proposed by Subtenant, Sublandlord shall in no event be liable to Subtenant and Subtenant hereby waives any and all claims with respect thereto. Any and all signage installed by or on behalf of Subtenant shall be at Subtenant's sole cost and expense, including, without limitation, costs related to permits, if

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required.

15. Assignment and Sub-Subletting. Subtenant shall have no right without the prior written consent of Landlord and Sublandlord (which consent by Sublandlord shall not be unreasonably withheld (subject to Section 10.1 above)), and otherwise subject to the terms and conditions of Section 15 of the Lease, to (i) assign this Sublease, (ii) sub-sublease all or any portion of the Premises, and/or (iii) permit the Premises (or any portion thereof) to be occupied by anyone other than Subtenant,. Subtenant shall have no right to encumber, pledge or hypothecate its interest in this Sublease and/or the Premises. Subtenant may, without Sublandlord's prior written consent (and without Landlord's prior written consent so long as such consent is not required by the terms of the Lease), but subject to the provisions and requirements of Section 15.8 of the Lease, sub-sublet the Premises or assign this Sublease to an "Affiliate" (as that term is defined Section 15.8 of the Lease) of Subtenant.

16. SNDA. Sublandlord hereby discloses to Subtenant that Sublandlord's predecessor-in-interest under the Lease, Cavium, Inc., and Landlord and Citibank, N.A. executed a Subordination, Non-Disturbance and Attornment Agreement dated as of August 1, 2017, a copy of which is attached hereto as Exhibit D and made a part hereof. The parties hereto acknowledge and agree that this Sublease is subject and subordination to such Subordination, Non-Disturbance and Attornment Agreement.

17. Approvals. Except where this Sublease expressly provides for sole discretion, whenever this Sublease requires an approval, consent, designation, determination, selection or judgment by either Sublandlord or Subtenant, such approval, consent, designation, determination, selection or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

[balance of page is intentionally blank; signature page follows on next page]

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IN WITNESS WHEREOF, the parties have executed this Sublease effective as of the date first set forth above.

SUBLANDLORD:

MARVELL SEMICONDUCTOR, INC.,
a California corporation

By: ____________________
Name: ____________________
Its: ____________________

By: ____________________
Name: ____________________
Its: ____________________

SUBTENANT:

A10 NETWORKS, INC.,
a Delaware corporation

By: ____________________
Name: ROBERT COCHRAN
Its: EVP, LEGAL & CORPORATE COLLABORATION

By: ____________________
Name: ____________________
Its: ____________________

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IN WITNESS WHEREOF, the parties have executed this Sublease effective as of the date first set forth above.

SUBLANDLORD:

MARVELL SEMICONDUCTOR, INC.,
a California corporation

By: [signature]
Name: Mitchell Gaynor
Its: Chief Administration and Legal Officer

REVIEWED
[signature]
Marvell Legal Department

By: ______________________
Name: ______________________
Its: ______________________

SUBTENANT:

A10 NETWORKS, INC.,
a Delaware corporation

By: ______________________
Name: ______________________
Its: ______________________

By: ______________________
Name: ______________________
Its: ______________________

18

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IN WITNESS WHEREOF, the parties have executed this Sublease effective as of the date first set forth above. SUBLANDLORD: MARVELL SEMICONDUCTOR, INC., a California corporation By: Name: Its: By: Name: Its: SUBTENANT: A10 NETWORKS, iNC., a Delaware corporation By: Name: Its: By: Name: Its: 4823-0652-5588v4 SLF118332013

EXHIBIT A LEASE [to be attached] 4823-0652-5588v4 SLF118332013

STANDARD LEASE (Single Tenant) 1. BASIC LEASE PROVlSlONS. 'I . "I DATE FOR REFERENCE PURPOSES: January 31, 2017 1.2 LANDLORD: The Realty Associates Fund IX, L.P., a Delaware limited partnership 'I.3 TENANT. Cavium, Inc., a Delaware corporation 1.4 PREMISES ADDRESS: 2300 Orchard Parkway, San Jose, California ') .5 APPROXIMATE LEASABLE AREA OF BUILDING. ~'~6,38~ (in square feet) 1.6 Use: General office and research and development and any other use reasonably related thereto 1.7 TERn~: Commencement Date through July 31, 2027 'I.8 COMMENCEMENT DATE: AUgUS1 "I, ZO'I~ 1.9 MONTIfLY BASE RENT. Period Base Rent Due Each Month Au ust 1, 2017 — Janua 31, 2018: $0 Februa 1,.2018 —October 31, 2018: $130,928.63 i November 1 2018-October 31;.,2019: $293,687.45 November 1, 2019 —October 31, 2420: $3D2,498.08 November 1, 2020 —October 31,'2021: $311,573.02 November 1, 2021 —October 31, 2022: $320,920.21 November 1„2022 —October 31, 2023: $330,547.81 November 1, 2023 —October 31, 2024: $340,464.25 November 1, 2024 —October 31, 2025: $350,678.17 November 1, 2025 —October 31, 2026: $361,198.52 November 1, 2026 —Jul 31, 2027: $372,034.48 1.1 O BASE RENT AND ESTIMATED OPERATING EXPENSES PAID UPON EXECUTfON: BASE RENT: $ T 3O, 928.63 APPue~ To: February 2018 (insert month(s)) OPERATING EXPENSES: ~3J,662.00 APPcreo To: February 2018 (insert month(s)) 1.11 SECURITY DEPOSIT. $409,237.93 1.12 REAL ESTATE BROKER: LaN~~oRo: Cushman &Wakefield TENANT. Newmark Cornish &Carey (Jeff Hoffman and Tracey Solari) 1.13 ExHrairs ArracHeo ro Lease: Exhibit A — "Premises;" Exhibit B — "Verification Letter;" Exhibit C — "Form of HazMat Certificate"; Exhibit D — "Work Letter Agreement"; Exhibit E — "Addendum to Lease

1.14 ADDRESSES FOR NOTICES: Larvo~orto: The Realty Associates Fund IX, L.P. c/o TA Realty 1301 Dove Street, Suite 860 Newport Beach, CA 92664 Attention: Asset Manager/2300 Orchard Parkway and The Realty Associates Fund IX, L.P. c/o TA Realty 28 State Street, Tenth Floor Boston, MA 02109 Attention: Asset Manager/2300 Orchard Parkway Wiry a Corr ro: Davis Partners LLC 20370 Town Center Lane, Suite 245 Cupertino, CA 95014 TeNatvr. Cavium, Inc. 2315 N. First Street San Jose, CA 95131 Attention: Vince Pangrazio, SVP and General Counsel Wirth a CoPr ro: Cavium, Inc. 2315 N. First Street San Jose, CA 95131 Attention: Scott Doubek 1.75 PaRx~NG. Tenant shall have the exclusive right to use all parking at the Premises 2. PREMISES 2.1 AccePraNce. Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, to have and to hold for the term of this Lease, subject to the terms, covenants and conditions of this Lease. The Premises is depicted on Exhibit "A" attached hereto and contains one or more buildings (collectively, the "Building") and the other areas depicted on Exhibit "A" as being part of the Premises. Tenant accepts the Premises in its condition as of the Commencement Date, subject to the terms of the Lease and all applicable laws, ordinances, regulations, covenants, conditions, restrictions and easements, and except as may be otherwise expressly provided herein, Landlord shall not be obligated to make any repairs or alterations to the Premises. Tenant acknowledges that Landlord has made no representation or warranty as to the suitability of the Premises for the conduct of Tenants business, and Tenant waives any implied warranty that the Premises are suitable for Tenants intended purposes. 2.2 Conrorr~oN. Landlord represents and warrants to Tenant that on the Delivery Date the following parts of the Premises shall be in good working order and condition: (a) plumbing systems, (b) electrical systems, (c) HVAC units, (d) elevator, (e) the roof and (fl the structural elements of the foundation, walls and floors (collectively, the "Building Systems"). In the event that it is determined that Phis warranty is untrue, Landlord shall not be in default under the Lease, and the Delivery Date shall not be delayed, if after Landlord receives written notice of the representation or warranty that is un#rue, Landlord promptly takes the actions, at Landlord's sole expense, necessary to put the applicable Building System in good operating order, and such costs shall not be deducted from the Improvement Allowance (as defined in the Work Letter Agreement). The foregoing representation and warranty shall apply only to the condition of the Building Systems between the Delivery Date and the date that is one hundred eighty {180) days after the Delivery Date (the "Warranty Period"), and shall not apply to any paint in time after the last day of the Warranty Period. Tenant may notify Landlord in writing (the "Warranty Notice") at any time during the Warranty Period, time being of the essence, (the "Notice Date") of each way, if any, that the forgoing representation and warranty is untrue during the Warranty Period (an "Untrue Warranty"). The Warranty Notice shall state the specific way in which one or more Building System was not in good operating order during the Warranty Period. Landlord shall have no responsibility to repair any Building System pursuant to this Section unless Tenant notifies Landlord on or before the last day of the Warranty Period in a Warranty Notice of the Untrue Warranty, and if Tenant notifies Landlord that a Building System was not in good operating order after the last day of the Warranty Period, Landlord shall have no obligation pursuant to this Section to repair the Building System that is not in good operating order. Notwithstanding the forgoing, Landlord shall have no obligation pursuant to this Section to repair a Building System if the repair is necessitated by the negligence or misuse of Tenant or by the construction by Tenant, its agents and contractors of the Improvements (as defined in the Work Letter Agreement). 3. TERM

3.1 ***TERM AND COMMENCEMENT***. This Lease shall be effective and enforceable as of the Delivery Date (as defined in Section 3.2), and Tenant shall comply with all of the terms and conditions of the Lease from and after the Delivery Date. The term of this Lease is specified in Section 1.7. Provided that the letter attached hereto as Exhibit B is accurately completed by Landlord, Tenant shall, within ten (10) days after Landlord's request, complete and execute the letter and deliver it to Landlord. Tenant's failure to execute the letter attached hereto as Exhibit B within said ten (10) day period shall constitute Tenant's acknowledgment of the truth of the facts contained in the letter delivered by Landlord to Tenant.

3.2 ***TENDER OF POSSESSION***. Landlord delivered possession of the Premises to Tenant in its "as is" condition on January 31, 2017 (the "**Delivery Date**"). Concurrently with the execution of this Lease by Landlord and Tenant, Tenant shall deliver to Landlord the insurance certificates required by Section 9.3 and a check for the monies described in Section 1.10. Tenant shall have no obligation to pay Base Rent for the period commencing on the Delivery Date and ending on the Commencement Date.

4. ***USE***.

4.1 ***PERMITTED USE***. The Premises shall be used only for the purpose described in Section 1.6 and for no other purpose. In no event shall any portion of the Premises be used for retail sales. Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to the Premises, without limitation, any variance, conditional use permit or rezoning, without first obtaining Landlord's prior written consent, which may be given or withheld in Landlord's reasonable discretion. Tenant shall not (a) permit any animals or pets to be brought to or kept in the Premises other than service animals, (b) except as provided in the Addendum to this Lease, install any antenna, dish or other device on the roof of the Building or outside of the Premises, (c) make any penetrations into the roof of the Building except as permitted by the Work Letter Agreement attached hereto, (d) place loads upon floors, walls or ceilings in excess of the load such items were designed to carry, (e) place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies or other items outside of the Building or (f) change the exterior of the Premises or the Building without Landlord's consent which shall may be given or withheld in Landlord's sole discretion. In no event shall Tenant use all or any part of the Premises for the production, processing, sale or distribution of marijuana. Tenant acknowledges that it has satisfied itself by its own independent investigation that the Premises is suitable for its intended use and that its use is permitted by applicable laws and regulations, and that neither Landlord nor Landlord's agents have made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business.

4.2 ***COMPLIANCE WITH LAWS***. Tenant shall, at Tenant's sole expense, promptly comply with all applicable laws, ordinances, rules, regulations, orders, certificates of occupancy, conditional use or other permits, variances, covenants, conditions, restrictions, easements, the recommendations of Landlord's engineers or other consultants, and requirements of any fire insurance underwriters, rating bureaus or government agencies, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises or the occupation and use by Tenant of the Premises ("**Legal Requirements**"). Tenant shall, at Tenant's sole expense, comply with all accessibility requirements of State and Federal law that apply to the Premises, and all federal, state and local laws and regulations governing occupational safety and health. Tenant acknowledges that it will be responsible for complying with current and future laws and regulations even though such compliance requires Tenant to make substantial repairs or modifications (including structural modifications) to the Premises and even though the application of the law or regulation is unrelated to Tenant's specific use of the Premises. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, or take any other action that would constitute a nuisance, create a dangerous situation, or would unreasonably disturb or interfere with or endanger Landlord or users of adjoining property. Tenant shall obtain, at its sole expense, any permit or other governmental authorization required to operate its business from the Premises. Landlord shall not be liable for the failure of any other tenant or person to abide by the requirements of this section or to otherwise comply with applicable laws and regulations, and Tenant shall not be excused from the performance of its obligations under this Lease due to such a failure. To Landlord's actual knowledge, the Premises has not undergone an inspection by a certified access specialist. In addition, to Landlord's actual knowledge, a disability access inspection certificate for the Premises has not been issued. Pursuant to Section 1938 of the California Civil Code, Landlord hereby provides the following notification to Tenant: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction related accessibility standards within the premises." Landlord's actual knowledge shall mean and be limited to the actual knowledge of the person who is the Building owner's asset manager (not the Building's property manager) on the date set forth in Section 1.1, without any duty of inquiry or investigation, and such asset manager shall have no personal liability if such representation or warranty is untrue. Notwithstanding the foregoing, if Tenant is obligated to comply with a Legal Requirement and due to the Legal Requirement a Capital Alteration (as defined below) must be made to the Premises, and such Capital Alteration is not required due to a Tenant Condition (as defined below), Landlord shall make the Capital Alteration and Tenant shall reimburse Landlord for the cost of the Capital Alteration as provided below. If Landlord makes a Capital Alteration, the cost of the Capital Alteration shall be amortized over its useful life, as reasonably determined by Landlord, and from and after the date that Landlord substantially completes the

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Capital Alteration Tenant shall reimburse Landlord on the first day of each calendar month during the remainder of the term of this Lease an amount equal to the product of multiplying the cost of the Capital Alteration by a fraction, the numerator of which is one (1), and the denominator of which is the number of months in the useful life of the Capital Alteration. A "Capital Alteration" shall mean any single alteration to the Premises (a) the cost of which is not fully deductible in the year incurred in accordance with generally accepted accounting principles and (b) which exceeds $50,000.00 in cost. A Capital Alteration shall be deemed to have been made due to a "Tenant Condition" if the alteration is triggered by or is the result of Tenant's alteration of the Premises or the Capital Alteration relates to any equipment or improvement installed by Tenant in the Premises; subject to Landlord's obligations under Section 3.5 of the Work Letter Agreement with respect to the Improvements. Any alteration to the Premises that is required to comply with a Legal Requirement due to a Tenant Condition or that does not constitute a Capital Alteration shall, subject to Section 13.1, be made by Tenant, at Tenant's sole cost and expense. 5. Rehr. 5.1 Base Rehr. Tenant shall pay Base Rent in the amount set forth on the first page of this Lease. At the time Tenant executes this Lease it shall pay to Landlord the amounts set forth in Sections 1.10 and 1.11. Except as may be otherwise specifically set forth herein, Tenant promises to pay to Landlord in advance, without demand, deduction or set-off, monthly installments of Base Rent and Operating Expenses on or before the first day of each calendar month. Payments of Base Rent and Operating Expenses for any fractional calendar month shall be prorated. All payments required to be made by Tenant to Landlord hereunder shall be payable at such address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant shall have no right at any time to abate, reduce, or set off any rent due hereunder except where expressly provided in this Lease. 5.2 OPe~ariNc ExPeNses. From and after February 1, 2018, Tenant shall pay ail expenses and disbursements of every kind which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, and maintenance of the Premises, including, but not limited to, the following (collectively, "operating Expenses"): (a) the cost of all accounting fees, management fees, legal fees and consulting fees attributable to the operation, ownership, management, maintenance or repair of the Premises; (b) payments made by Landlord under any easement, license, operating agreement, declaration, restrictive covenant or other agreement relating to the sharing of costs among property owners; (c) the cost of al( business licenses, permits or similar fees relating to the operation, ownership, repair or maintenance of the Premises Landlord is obligated to obtain; (d) the cost of all Real Property Taxes; and (e) the cost of all insurance purchased by Landlord; provided, however, that insurance deductibles shall not exceed $100,000 per year with respect to Landlord's insurance other than earthquake insurance and shall not exceed more than $300,000 per year with respect to earthquake insurance. Nothing set forth above shall be interpreted to obligate Landlord to perform any repair or to provide any maintenance to the Premises, and Landlord shall have the right to require Tenant to perform all repairs and maintenance to the Premises in accordance with the terms and conditions of this Lease. 5.3 OPerzarrNc ExPeNse Exc~usroNs. Notwithstanding anything to the contrary contained herein, for purposes of this Lease, the term "Operating Expenses" shall not include the following: (i) legal and auditing fees (other than those fees reasonably incurred in connection with the maintenance and operation of all or any portion of the Premises), leasing commissions, advertising expenses and similar costs incurred in connection with the leasing of the Premises; (ii) depreciation of the Building or any other improvements situated within the Premises; (iii) costs of repairs or other work necessitated by fire, windstorm or other casualty (exc►uding any deductibles} and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided, such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Sections 10 and 11, below; and provided further that Landlord shall use good faith diligent efforts to recover insurance proceeds to which it is legally entitled; (vi) any interest or payments on any financing for the Premises and interest and penalties incurred as a result of Landlord's late payment of any invoice; (v) costs associated with the investigation and/or remediation of Hazardous Materials (hereafter defined) present in, on or about any portion of the Premises, unless such costs and expenses are the responsibility of Tenant as provided in Section 25 hereof, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 25 hereof; (vi) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Premises to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; (vii) all costs associated with the operation of the business of the entity which constitutes "Landlord" (as distinguished from the costs of the operations of the Premises) including, but not limited to, Landlord's general corporate overhead and general administrative expenses; (viii) wages, salaries, fees, fringe benefts, and any other form of compensation paid to any executive employee of Landlord andlor Landlord's managing agent above the grade of building manager as such term is commonly understood in the property management industry, provided, however, all wages, salaries and other compensation otherwise allowed to be included in Operating Expenses shall also exclude any portion of such costs related to any person's time devoted to other efforts unrelated to the maintenance and operation of the Premises; (ix) special assessments or special taxes initiated as a means of financing improvements to the Premises; (x) costs, other than those incurred in ordinary maintenance and repair, for sculptures, paintings, fountains or other objects of art or the display of such items; (xi) the cost of any insurance coverage, whether or not required by the holder of any mortgage on the Premises which is related, in whole or in part, to (a) property or casualty insurance coverage in amounts greater than the replacement cost of the Premises, or (b) lease enhancement insurance or other credit enhancement-related insurance (credit enhancement insurance shall not include rental interruption insurance); or to the extent Landlord incurs any losses covered by the insurance Landlord is required to carry pursuant to the terms of this Lease, Operating Expenses may only include those deductibles permitted under this Lease; (xii) any reserves of any kind; (xiii) any cost incurred prior to the Delivery Date including, but not limited to, amortization of capital expense, taxes incurred for prior years but billed and paid after the Delivery Date; provided, however, the forgoing limitation shall not apply to taxes, insurance and similar items that are customarily billed and paid in advance; (xiv) Operating Expenses and Real Property Taxes shall be "neY' only and shall therefore be reduced by all cash discounts, trade discounts, quantity discounts, rebates, refunds, credits, or other amounts received by Landlord or Landlord's managing agent for its purchase of or provision of any goods, utilities, or services and {xv) Landlord shall not collect Operating Expenses and/or Real Property Taxes from Tenant in an amount in excess of what Landlord actually incurred for the items included in Operating Expenses. 5.4 ParMetvr. Operating Expenses shall be payable by Tenant within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At landlord's option, however, Landlord may, from time to time, estimate what one or more category of Operating Expenses will be, and the same shall be payable by Tenant monthly during each calendar year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Tenanf pays Landlord's estimate of one or more Operating Expenses, Landlord shall deliver to Tenant within one hundred eighty (180) days after the expiration of each calendar year a reasonably detailed statement (the "Statement') showing the actual Operating Expenses incurred during such year. Landlord's failure to deliver the Statement to Tenant within said period shall not constitute Landlord's waiver of its right to collect said amounts or otherwise prejudice Landlord's rights hereunder; provided, however, Landlord shall not have the right to collect from Tenant any Operating Expense that was known by Landlord and which was not billed to Tenant within twelve (12) months after the expiration of the calendar year in which the Operating Expense was incurred. If Tenant's payments under this section during said calendar year exceed the Operating Expenses as indicated on the Statement, Tenant shall be entitled to credit the amount of such overpayment against the Operating Expenses next falling due. If Tenants payments under this section during said calendar year were less than the Operating Expenses indicated on the Statement, Tenant shall pay to Landlord the amount of the deficiency within thirty (30) days after delivery by Landlord to Tenant of the Statement. Landlord and Tenant shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last calendar year for which Tenant is responsible for Operating Expenses, notwithstanding that the Lease term may have terminated before the end of such calendar year; and this provision shall survive the expiration or earlier termination of the Lease. 5.5 Au~irs. Any bill sent by Landlord to Tenant requesting payment for one or more Operating Expenses, is hereinafter referred to as a "Statement." If Tenant d+sputes the amount set forth in the Statement, Tenant shall have the right, at Tenant's sole expense, not later than three hundred sixty (360) days following receipt of such Statement, to cause Landlord's books and records with respect to the calendar year which is the subject of the Statement to be audited by a certified public accountant mutually acceptable to Landlord and Tenant. The audit shall take place at the offices of Landlord where its books and records are located at a mutually convenient time during Landlord's regular business hours. Operating Expenses shall be appropriately adjusted based upon the resulEs of such audit, and the results of such audit shall be final and binding upon Landlord and Tenant. Tenant shall have no right to conduct an audit or to give Landlord notice that it desires to conduct an audit at any time Tenant is in monetary default under the Lease. The accountant conducting the audit shall be compensated an an hourly basis and shall not be compensated based upon a percentage of overcharges it discovers. No subtenant shall have any right to conduct an audit, and no assignee shall conduct an audit for any period during which such assignee was not in possession of the Premises. Tenant's right to undertake an audit shall expire three hundred sixty (360) days after ~enanYs receipt of the Statement, and such Statement shall be final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct, at the end of such three hundred sixty (360) day period, unless prior thereto Tenant shall have given Landlord written notice of its intention to audit the Operating Expenses which are the subject of the Statement. If Tenant gives Landlord notice of its intention to audit a Statemen#, it must commence such audit within sixty (60) days after such notice is delivered to Landlord, and the audit must be completed within one hundred twenty (.120) days after such notice is delivered to Landlord. If Tenant does not commence and comp►ete the audit within such periods, the Statement which Tenant elected to audit shall be deemed final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct. Tenant agrees that the results of any audit shall be kept strictly confidential by Tenant and shall not be disclosed to any other person or entity. If as a result of an audit, it is determined that Landlord has overstated the Operating Expenses owed by Tenant on a Statement by more than five percent {5%) of the actual Operating Expenses owed by Tenant, Landlord shall reimburse Tenant for the reasonable out-of-pocket costs Tenant paid to unrelated third parties for the performance of the audit; provided, however, Landlord shall not be obligated to reimburse Tenant for more than $5,000 of expenses with respect to any one audit. 6. SecuR~rroePosrr. Tenant shall deliver to Landlord at the time it executes this Lease the security deposit set forth in Section 1.11 as security for Tenant's faithful performance of Tenants obligations hereunder. If Tenant fails to pay Base Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use all or any portion of said deposit for the payment of any Base Rent or other charge due hereunder, to pay any other sum to which Landlord may become obligated by reason of Tenants default, or to compensate Landlord for any loss or damage which

Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) business days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to its full amount. Landlord shall not be required to keep said security deposit separate from its general accounts. Said deposit, or so much thereof as has not heretofore been applied by Landlord, shall be returned, without payment of interest or other amount for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to said security deposit. Tenant acknowledges that the security deposit is not an advance payment of any kind or a measure of Landlord's damages in the event of Tenant's default. Tenant hereby waives the provisions of any law which is inconsistent with this section including, but not limited to, Section 1950.7 of the California Civil Code.

7. ***UTILITIES.***

7.1 ***PAYMENT.*** Tenant shall pay for all water, gas, electricity, telephone, sewer, sprinkler services, refuse and trash collection, and other utilities and services used at the Premises (collectively "**Services**"), together with any taxes, penalties, surcharges or the like pertaining thereto. Tenant shall contract directly with the applicable public utility for such services. Tenant agrees to limit use of water and sewer for normal restroom use and nothing herein contained shall impose upon Landlord any duty to provide sewer or water usage for other than normal restroom usage.

7.2 ***INTERRUPTIONS.*** Tenant shall be solely responsible for obtaining all Services, and Landlord shall have no liability to Tenant if Tenant is unable to obtain Services for any reason including, but not limited to, repairs, replacements or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, telephone service or other utility at the Premises, by any accident, casualty or event arising from any cause whatsoever, including the negligence of Landlord, its employees, agents and contractors, by act, negligence or default of Tenant or any other person or entity, or by any other cause, and such failures shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from the obligation of paying rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for loss of property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to Tenant's inability to obtain Services. Landlord may reasonably comply after consultation and reasonable agreement with Tenant with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease.

7.3 ***ABATEMENT OF RENT.*** In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for five (5) consecutive business days or ten (10) days in any twelve (12) month period (the "**Eligibility Period**") as a result of any repair, maintenance or alteration performed by Landlord to the Premises after the Commencement Date and required by the Lease, which substantially interferes with Tenant's use of the Premises, or any failure to provide services or access to the Premises due to Landlord's default, then Tenant's rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises. However, in the event that Tenant is prevented from conducting, and does not conduct, its business in any portion of the Premises for a period of time in excess of the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the rent for the entire Premises shall be abated; provided, however, if Tenant reoccupies and conducts its business from any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date such business operations commence. To the extent Tenant shall be entitled to abatement of rent because of damage or destruction pursuant to Section 13 or a taking pursuant to Section 14, then the terms of this Section 7.3 shall not be applicable.

7.4 ***ENERGY USE.*** Landlord shall have the right to require Tenant to provide Landlord with copies of bills from electricity, natural gas or similar energy providers (collectively, "**Energy Providers**") Tenant receives from Energy Providers relating to Tenant's energy use at the Premises ("**Energy Bills**") within ten (10) business days after Landlord's written request. In addition, Tenant hereby authorizes Landlord to obtain copies of the Energy Bills directly from the Energy Provider(s), and Tenant hereby authorizes each Energy Provider to provide Energy Bills and related usage information directly to Landlord without Tenant's consent. From time to time within ten (10) business days after Landlord's request, Tenant shall execute and deliver to Landlord an agreement provided by Landlord authorizing the Energy Provider(s) to provide to Landlord Energy Bills and other information relating to Tenant's energy usage at the Premises.

8. ***REAL AND PERSONAL PROPERTY TAXES.***

8.1 ***PAYMENT OF TAXES.*** Tenant shall pay to Landlord during the term of this Lease, in addition to Base Rent, all "Real Property Taxes" (as defined below).

8.2 ***DEFINITION OF REAL PROPERTY TAX.*** As used herein, the term "**Real Property Taxes**" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, improvement bond or bonds imposed on the Premises

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or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in any portion thereof. Notwithstanding any provision of this Section 8.2 expressed or implied to the contrary, Real Property Taxes shall not include: (i) any income, capital levy, transfer, capital stock, gift, estate, inheritance, excess profits or franchise tax; (ii) taxes applicable to Landlord's general or net income; (iii) taxes applicable to rents, receipts or income attributable to operations at the Building or (iv) any fine, penalty, cost or interest for any tax or assessment, or part thereof, which Landlord or its lender failed to timely pay, unless such late payment was attributable to late payment by Tenant of Real Property Taxes.

8.3 ***Personal Property Taxes***. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or related to Tenant's use of the Premises. If any of Tenant's personal property shall be assessed with Landlord's real or personal property, Tenant shall pay to Landlord the taxes attributable to Tenant within thirty (30) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

9. ***Insurance***.

9.1 ***Insurance-Tenant***.

(a) Tenant shall obtain and keep in force during the term of this Lease a commercial general liability policy of insurance which, by way of example and not limitation, protects Tenant and Landlord (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing coverage in an amount not less than $2,000,000 per occurrence and not less than $3,000,000 in the aggregate with an "Additional Insured-Managers and Landlords of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease.

(b) Tenant shall obtain and keep in force during the term of this Lease "Causes of Loss – Special Form" extended coverage property insurance (previously known as "all risk" property insurance). Said insurance shall be written on a one hundred percent (100%) replacement cost basis on Tenant's personal property, all tenant improvements installed at the Premises by Tenant, Tenant's trade fixtures and other property. By way of example, and not limitation, such policies shall provide protection against any peril included within the classification "fire and extended coverage," against vandalism and malicious mischief, theft and sprinkler leakage. Tenant's policy shall include endorsements to insure Tenant against losses to valuable papers, records and computer equipment and to compensate Tenant for the cost of recovering lost data. To the extent that Tenant's policy covers tenant improvements to the Premises, Landlord shall be a loss payee on such policy. Tenant shall also obtain earthquake insurance if the Premises is located in an earthquake zone, and if the Premises is in Flood Zone A or V, Tenant shall obtain flood insurance, and the terms of such insurance policies shall be reasonably acceptable to Landlord.

(c) Tenant shall, at all times during the term hereof, maintain the following insurance with coverages: (i) workers' compensation insurance as required by applicable law, (ii) employers liability insurance with limits of at least $1,000,000 per occurrence, (iii) automobile liability insurance for owned, non-owned and hired vehicles with limits of at least $1,000,000 per occurrence and (iv) business interruption and extra expense insurance. In addition to the insurance required in (i), (ii), (iii) and (iv) above, Landlord shall have the right to require Tenant to increase the limits of its insurance and/or obtain such additional insurance as is customarily required by landlords owning similar real property in the geographical area of the Premises but in no event shall Landlord require any such adjustments more than one (1) time during any five (5) year period.

9.2 ***Insurance-Landlord***.

(a) Landlord shall obtain and keep in force a policy of general liability insurance with coverage against such risks and in such amounts as Landlord deems advisable insuring Landlord against liability arising out of the ownership, operation and management of the Premises; provided, however, that such coverage shall be in an amount of not less than $2,000,000 per occurrence and not less than $3,000,000 in the aggregate.

(b) Landlord shall also obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises in the amount of the replacement cost thereof (excluding foundations and similar items), as determined by Landlord from time to time, and in accordance with the standards and scope of insurance coverage generally obtained by Landlord and its affiliates for properties similar to the Premises or as required by any lender. The terms and conditions of said policies, their deductibles and the perils and risks covered thereby shall be determined by Landlord, from time to time, in Landlord's sole discretion; provided that such policy shall, at a minimum, provide protection against any peril included within the classification "fire and extended coverage," vandalism and malicious mischief, theft and sprinkler leakage. By way of example, and not limitation, Landlord may purchase flood and/or earthquake insurance. In addition, at Landlord's option, Landlord shall obtain and keep in force, during the term of this Lease, a policy of rental interruption insurance, with loss payable to Landlord, which insurance shall, at Landlord's option, also cover all Real Property

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Taxes. Tenant will not be named as an additional insured in any insurance policies carried by Landlord and shall have no right to any proceeds therefrom. The policies purchased by Landlord shall contain such deductibles as Landlord may determine. 9.3 lNsuRarvice Poucies. Tenant shall deliver to Landlord certificates of the insurance policies required under Section 9.1 concurrently with Tenant's execution of this Lease using an ACORD 27 form or a similar form approved by Landlord. To the extent commercially available, Tenant's insurance policies shall not be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord, provided that only ten (10) days prior written notice shall be required in connection with a failure to pay policy premiums. Tenant shall, at least five (5) days prior to the expiration of such policies, furnish Landlord with renewals thereof. Tenant's insurance policies shall be issued by insurance companies authorized to do business in the state in which the Premises is located, and said companies sha11 maintain during the policy term a "General Policyholder's Rating" of at least A and a financial rating of at least "Class VII" (or such other rating as may be reasonably required by any lender having a lien on the Premises) as set forth in the most recent edition of "Best Insurance Reports." All insurance obtained by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only. Landlord, Landlord's property manager and lenders) shall be included as additional insureds under Tenants commercial general liability policy, the pollution liability policy and under the Tenant's excess or umbrella policy, if any, using ISO additional insured endorsement CG 20 11 or a substitute providing equivalent coverage. Tenant's insurance policies shall not include deductibles in excess of $25,000. 9.4 WAIVER OF SUBROGATION. L211C1I01'd waives any and ail rights of recovery against Tenant and Tenants employees and agents for or arising out of damage to, or destruction of, the Premises to the extent that Landlord's insurance policies then in force insure against such damage or destruction (or to the extent of what would have been covered had Landlord maintained the insurance required to be carried under this Lease) and permit such waiver. Tenant waives any and all rights of recovery against Landlord and Landlord's employees and agents for or arising out of damage to, or destruction of, the Premises to the extent that Tenant's insurance policies then in force insure against such damage or destruction (or to the extent of what would have been covered had Tenant maintained the insurance required to be carried under this Lease) and permit such waiver. Tenant shall cause the insurance policies it obtains in accordance with Section 9.1 relating to property damage to provide that the insurance company waives all right of recovery by subrogation against Landlord in connection with any liability or damage covered by Tenants insurance policies. Landlord shall cause the insurance policies it obtains in accordance with Section 9.2(b) relating to property damage to provide that the insurance company waives all right of recovery by subrogation against Tenant in connection with any damage covered by such property insurance policies. 9.5 CoveRace. landlord makes no representation to Tenant that the limits or forms of coverage specified above or approved by Landlord are adequate to insure Tenant's property or Tenant's obligations under this Lease. The limits of any insurance carried by Tenant or Landlord shall not limit such parties obligations or liability under any indemnity provision included in this Lease or under any other provision of this Lease. ') O. LANDLORD S REPAIRS 10.9 GENERALLY. L2ndI0~d shall maintain, at Landlord's expense, only the structural elements of the roof of the Building (excluding the roof membrane), the structural soundness of the foundation of the Building and the structural elements of the exterior walls of the Building. Subject to Sectjon 9.4, Tenant shall reimburse Landlord for the cost of any maintenance, repair or replacement of the foregoing necessitated by Tenant's negligence and alterations to the Premises or any breach of its obligations under this Lease. By way of example, and not limitation, the term "exterior walls" as used in this section shall not include windows, glass or plate glass, doors or overhead doors, special store fronts, dock bumpers, dock plates or levelers, or once entries. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this section, after which Landlord shall have a reasonable time in which to complete the repair. Nothing contained in this section shall be construed to obligate Landlord to seal or otherwise maintain the surface of any foundation, floor or slab unless such maintenance is required in order to maintain 4he structural soundness of such foundation, floor or slab. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair. 102 Base But~DiNc Srsrems. Landlord shall maintain, repair and if necessary replace the existing roof membrane of the Building, the existing base building HVAC units servicing the Premises and the existing landscaping and associated irrigation systems (collectively, the "Base Building Systems"), and the cost of the maintenance, repair and replacement of Base Building Systems shall be included in Operating Expenses. If Tenant Parties {as defined below) damage any Base Building Systems ("Tenant Damage"), at Landlord's option, Tenant shall reimburse Landlord for the entire cost of the repair of the Tenant Damage and the cost of repairing the Tenant Damage shall not be included in Operating Expenses. Landlord shall have no obligation to maintain, repair or replace any HVAC unit installed in the Premises by Tenant, and Tenant shall be solely responsible for the maintenance, repair and replacement of such items at Tenant's sole cost and expense. 10.3 REPLACEMENT OF HVAC UNITS AND ROOF. PUfSU3tlf f0 SeCti011 10.2 Of thlS Lease, Landlord has the right to require Tenant to pay for certain casts related to the replacement of HVAC units at the Building (the "HVAC Units") and the replacement of the roof membrane of the Building (the "Roof'). Notwithstanding anything to the contrary contained in Section 10.2, if Landlord replaces an HVAC Unit or the Roof, Landlord shall amortize the cost of the replacement of an HVAC unit over fifteen (15) years and the cost of replacement of the Roof over twenty (20) years, and Tenant shall only be obligated to pay each month during the remainder of the term of this Lease, on the date upon which Base Rent is due, in the case of an HVAC Unit, an amount equal to the product of multiplying the cost of the HVAC Unit by a fraction, the numerator of which is one (1), and the denominator of which is one hundred eighty (180) (i.e., 1/180th of the cost per month), and in the case of the Roof, an amount equal to the product of multiplying the cost of the Roof by a fraction, the numerator of which is one (1), and the denominator of which is two hundred forty (240) (i.e., 1/240th of the cost per month). Landlord shall have no obligation to amortize repairs or maintenance items (as opposed to replacement costs) relating to HVAC Units or the Roof, and all repair and maintenance items shall be payable by Tenant to Landlord as Operating Expenses in the year incurred; provided, however, if the cost of any single roof repair or HVAC repair will exceed fifty percent (50%) of the cost of replacing the entire roof or the applicable HVAC unit, as determined by Landlord in Landlord's reasonable discretion, Landlord shall replace the roof or the applicable HVAC unit. Landlord shall have no obligation to replace any HVAC unit installed by Tenant in the Premises, and any HVAC unit installed by Tenant shall be maintained, repaired and replaced at Tenant's sole cost and expense.

11. ***TENANT'S REPAIRS.***

11.1 ***OBLIGATIONS OF TENANT.*** Tenant shall, at its sole cost and expense, keep and maintain all parts of the Premises (except those listed as Landlord's responsibility in Section 10 above) in good and sanitary condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, skylights, any special store front or office entry, walls and finish work, floors and floor coverings, dock boards, bumpers, plates, seals, levelers and lights, plumbing work and fixtures (including periodic backflow testing), electrical systems, lighting facilities and bulbs, sprinkler systems, alarm systems, fire detection systems, termite and pest extermination, parking lots, asphalt, curbs, gutters, fencing, light standards, gates, tenant signage, parking lot sweeping and regular removal of trash and debris. Tenant shall notify Landlord in writing prior to making any repair or performing any maintenance pursuant to this section, and Landlord shall have the right to reasonably approve the contractor Tenant shall use to make any repair or to perform any maintenance on the plumbing systems, electrical systems, sprinkler systems, fire alarm systems or fire detection systems located at the Premises. Tenant shall not paint or otherwise change the exterior appearance of the Premises without Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion. If Tenant fails to keep the Premises in good condition and repair, Landlord may, but shall not be obligated to, make any necessary repairs. If Landlord makes such repairs, Landlord may bill Tenant for the cost of the repairs as additional rent, and said additional rent shall be payable by Tenant within thirty (30) days after demand by Landlord.

11.2 ***MAINTENANCE CONTRACTS.*** Landlord shall enter into regularly scheduled preventative maintenance/service contracts for some or all of the following: the HVAC units servicing the Premises, the sprinkler, fire alarm and fire detection systems servicing the Premises, backflow testing for the plumbing servicing the Premises and for the roof membrane of the Premises (the "**Maintenance Contracts**"). The Maintenance Contracts shall include maintenance services satisfactory to Landlord, in Landlord's reasonable discretion. Tenant shall reimburse Landlord for the cost of the Maintenance Contracts within thirty (30) days after written demand by Landlord; provided, however, Landlord shall have the right, but not the obligation, to include the cost of Maintenance Contracts in Operating Expenses. Landlord shall have the right at any time, and from time to time, to elect upon written notice to Tenant to have Tenant enter into some or all of the Maintenance Contracts, in which event Tenant shall enter into such contracts with persons reasonably approved by Landlord and shall pay for such Maintenance Contracts at Tenant's sole cost and expense.

11.3 ***CAPITAL ELEVATOR REPAIRS.*** The Premises contains one elevator (the "**Elevator**"). Notwithstanding anything to the contrary contained in Section 11.1, if any single repair to the Elevator will cost in excess of $5,000 (a "**Capital Elevator Repair**"), Landlord shall amortize the cost of the Capital Elevator Repair over the useful life of the Capital Elevator Repair, and from and after the date that Landlord substantially completes the Capital Elevator Repair Tenant shall reimburse Landlord on the first day of each calendar month during the remainder of the term of this Lease an amount equal to the product of multiplying the cost of the Capital Elevator Repair by a fraction, the numerator of which is one (1), and the denominator of which is the number of months in the useful life of the Capital Elevator Repair. Subject to Section 9.4, Capital Elevator Repairs necessitated by the negligence of Tenant or the misuse of the Elevator by Tenant shall be paid by Tenant at Tenant's sole cost and expense upon written request by Landlord, and shall not be amortized.

12. ***ALTERATIONS AND SURRENDER.***

12.1 ***CONSENT OF LANDLORD.*** Tenant shall have the right, subject to Landlord's reasonable requirements relating to construction at the Premises, upon ten (10) days prior written notice to Landlord, to make alterations ("**Permitted Alterations**") to the inside of the Premises (e.g., paint and carpet, communication systems, telephone and computer system wiring) that do not (i) involve the expenditure of more than $100,000, (ii) affect the exterior appearance of the Building or the roof or (iii) materially affect the Building's electrical, plumbing, HVAC, life, fire safety or similar Building systems or the structural elements of the Building. Except with respect to Permitted Alterations, Tenant shall not, without Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed, make any alterations, improvements, additions, utility installations or repairs (hereinafter collectively referred to as "**Non-Permitted Alterations**") in, on or about the Premises. References in this Lease to "**Alterations**" shall mean both Permitted Alterations and Non-Permitted Alterations. At the expiration of the term, Landlord may require the removal of any Alterations installed by Tenant and the restoration of the Premises to its prior condition, at Tenant's expense if, at the time of Landlord's consent, Landlord did not agree in writing that Tenant would not be obligated to remove the Alterations. Should Landlord permit Tenant to make its own Alterations, Tenant shall use only such architect and contractor as has been reasonably approved by Landlord, and Landlord may require Tenant to provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half

9

times the estimated cost of such Alterations if the estimated cost of the Alterations exceeds $500,000, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. In addition, Tenant shall pay to Landlord a fee equal to one percent (1%) of the cost of the Alterations to compensate Landlord for the overhead and other costs it incurs in reviewing the plans for the Alterations and in monitoring the construction of the Alterations (the "**Landlord Fee**"). If Landlord incurs architectural, engineering or other consultant's fees in evaluating such Alterations, Tenant shall reimburse Landlord for these actual out-of-pocket fees in addition to the Landlord Fee. If Tenant proposes Alterations to Landlord but subsequently elects not to construct the Alterations, and Landlord has incurred costs in reviewing Tenant's proposed Alterations (e.g., architect's, engineer's or property management fees), Tenant shall reimburse Landlord for the actual out-of-pocket costs incurred by Landlord within thirty (30) days after written demand. Should Tenant make any Non-Permitted Alterations without the prior approval of Landlord, or use a contractor not approved by Landlord, Landlord may, at any time during the term of this Lease, require that Tenant remove all or part of the Alterations and return the Premises to the condition it was in prior to the making of the Alternations. In the event Tenant makes any Non-Permitted Alterations, Tenant agrees to obtain or cause its contractor to obtain, prior to the commencement of any work, "builders all risk" insurance in an amount reasonably approved by Landlord, workers compensation insurance and any other insurance requested by Landlord, in Landlord's reasonable discretion.

12.2 ***Permits.*** Any Alterations in or about the Premises that Tenant shall desire to make and that shall require a building permit shall be presented to Landlord in written form, with plans and specifications which are sufficiently detailed to obtain a building permit. If an Alteration requires a building permit, Tenant shall provide Landlord with a copy of the building permit prior to the commencement of the work. Tenant shall provide Landlord with as-built plans and specifications for any Non-Permitted Alterations made to the Premises that require a building permit.

12.3 ***Mechanics Liens.*** Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or any interest therein. If Tenant shall, in good faith, contest the validity of any such lien, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to not less than one and one-half times the amount of such contested lien claim indemnifying Landlord against liability arising out of such lien or claim. Such bond shall be sufficient in form and amount to free the Premises from the effect of such lien. In addition, Landlord may require Tenant to pay Landlord's reasonable attorneys' fees and costs incurred as a result of any such lien.

12.4 ***Notice.*** Tenant shall give Landlord not less than ten (10) days' advance written notice prior to the commencement of any work in the Premises by Tenant, and Landlord shall have the right to post notices of non-responsibility in or on the Premises.

12.5 ***Surrender.*** Subject to Landlord's right to require removal or to elect ownership as hereinafter provided, all Alterations made by Tenant to the Premises shall be the property of Tenant, but shall be considered to be a part of the Premises. Unless Landlord gives Tenant written notice of its election not to become the owner of the Alterations at the end of the term of this Lease, the Alterations shall become the property of Landlord at the end of the term of this Lease. Except as provided in Section 12.1, Landlord may require, on notice to Tenant, that some or all Alterations be removed prior to the end of the term of this Lease and that any damages caused by such removal be repaired at Tenant's sole expense. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises (including, but not limited to, all doors, windows, floors and floor coverings, skylights, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, electrical systems, lighting facilities, sprinkler systems, fire detection systems and nonstructural elements of the exterior walls, foundation and roof (collectively the "**Elements of the Premises**")) to Landlord in good condition, ordinary wear and tear, casualty damage and repairs required to be made by Landlord excepted, clean and free of debris and Tenant's personal property, removable trade fixtures and equipment. Tenant's personal property shall include all computer wiring and cabling installed by Tenant. Provided, however, if Landlord has not elected to have Tenant remove the Alterations, Tenant shall leave the Alterations at the Premises in good condition and repair, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by the installation or removal of Tenant's trade fixtures, furnishings and equipment. Damage to or deterioration of any Element of the Premises or any other item Tenant is required to repair or maintain at the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

12.6 ***Failure of Tenant to Remove Property.*** If this Lease is terminated due to the expiration of its term or otherwise, and Tenant fails to remove its property, in addition to any other remedies available to Landlord under this Lease, and subject to any other right or remedy Landlord may have under applicable law, Landlord may remove any property of Tenant from the Premises and store the same elsewhere at the expense and risk of Tenant.

13. ***Damage and Destruction.***

13.1 ***Effect of Damage or Destruction.*** If all or part of the Premises is damaged by fire, earthquake, flood, explosion, the elements, riot, the release or existence of Hazardous Materials (as defined below) or by any other cause

10

whatsoever (hereinafter collectively referred to as "Casualty Damages"), but the Casualty Damages are not material (as defined in Section 13.2 below), Landlord shall repair fhe Casualty Damages to the Premises as soon as is reasonably possible, and this Lease shall remain in full force and effect. If all or part of the Premises is destroyed or materially damaged (as defined in Section 13.2 below), Landlord shall have the right, in its sole and complete discretion, to repair or to rebuild the Premises or to terminate this Lease. Landlord shall within sixty (60) days after the discovery of such material damage or destruction notify Tenant in writing of Landlord's intention to repair or to rebuild or to terminate this Lease. Tenant shall in no event be entitled to compensation or damages on account of annoyance or inconvenience in making any repairs, or on account of construction, or on account of Landlord's election to terminate this Lease. Notwithstanding the foregoing, if Landlord shall elect to rebuild or repair the Premises after material damage or destruction, but in good faith determines that the Premises cannot be substantially repaired within two hundred seventy (270) days after the date of the discovery of the material damage or destruction, without payment of overtime or other premiums, and the damage to the Premises will render so much of the Premises unusable that Tenant is unable to use the entire Premises during said two hundred seventy (270) day period, Landlord shall notify Tenant thereof in writing at the time of Landlord's election to rebuild or repair, and Tenant shall thereafter have a period of thirty (30) days within which Tenant may elect to terminate this Lease, upon thirty (30) days' advance written notice to Landlord. Tenants termination right described in the preceding sentence shall not apply if the damage was caused by the negligent or intentional acts of Tenant or its employees, agents, contractors or invitees. Failure of Tenant to exercise said election within said thirty (30) day period shall constitute Tenant's agreement to accept delivery of the Premises under this Lease whenever tendered by Landlord, provided Landlord thereafter pursues reconstruction or restoration diligently to completion, subject to delays caused by Force Majeure Events. Tenant shall also have the right to terminate this Lease in the event that, notwithstanding Landlord's good faith estimate that the Premises can be substantially repaired within two hundred seventy (270) days after the date of damage or destruction, the Premises are not in fact substantially repaired within such two hundred seventy (270) day period (as extended by Force Majeure Events). Tenant shall provide Landlord with written notice of its election to terminate this Lease becaus2 the repairs are not complefetl in two hundred seventy (270) days within ten (10) bays after the two hundred seventieth `(27Q"')slay: Failure 4f Tenant to exercise said elecEion within said ten (10) day period shat! constitute Tenants agreement to accept delivery of the Premises under this Lease whenever tendered by Landlord, provided Landlord thereafter pursues reconstruction or restoration diligently to completion, subject to delays caused by Force Majeure Events. If Landlord is unable to repair the damage to the Premises during such two hundred seventy (270) day period due to Force Majeure Events, the two hundred seventy (274) day period shall be extended by the period of delay caused by the Force Majeure Events. A "Force Majeure Event' shall mean fire, earthquake, weather delays or other acts of God, strikes, boycotts, war, riot, insurrection, embargoes, shortages of equipment, labor or materials, delays in issuance of governmental permits or approvals, or any other cause beyond the reasonable control of Landlord. Subject to rental abatement in accordance with Section 13.3 below, if Landlord or Tenant terminates this Lease in accordance with this Section 13.1, Tenant shall continue to pay all Base Rent and other amounts due hereunder which arise prior to the date of termination. 13.2 DEFINITION OF MATERIAL DAMAGE. D8t71298 to the Premises shall be deemed material if, in Landlord's reasonable judgment, the uninsured cost of repairing the damage will exceed $250,040. If insurance proceeds are available to Landlord in an amount which is sufficient to pay the entire cost of repairing all of the damage to the Premises the damage shall be deemed material if the cost of repairing the damage exceeds $750,000. Damage to the Premises shall also be deemed material if (a) the Premises cannot be rebuilt or repaired to substantially the same condition it was in prior to the damage due to laws or regulations in effect at the time the repairs will be made, (b) the holder of any mortgage or deed of trust encumbering the Premises requires that insurance proceeds available to repair the damage in excess of $250,000 be applied to the repayment of the indebtedness secured by the mortgage or the deed of trust, or (c) the damage occurs during the last twelve (12) months of the Lease terrn. 13.3 AaareMENr of Rehr. If Landlord elects or is required to repair damage to the Premises and all or part of the Premises wiU be unusable or inaccessible to Tenant in the ordinary conduct of its business until the damage is repaired, and the damage was not caused by the gross negligence or intentional acts of Tenant or its employees, agents, contractors or invitees, Tenants Base Rent shall be abated until the repairs are completed in proportion to the amount of the Premises which is unusable or inaccessible to Tenant in the ordinary conduct of its business. Notwithstanding the foregoing, there shall be no abatement of Base Rent by reason of any portion of the Premises being unusable or inaccessible for a period equal to five (5) consecutive business days or less. 13.4 Intentionally omitted. 13.5 TeroaNr's PROPeRrr. Landlord shall not be liable to Tenant or its employees, agents, contractors, invitees or customers for loss or damage to merchandise, tenant improvements, fixtures, automobiles, furniture, equipment, computers, files or other property (hereinafter collectively "Tenant's property") located at the Premises. Tenant shall repair or replace all of Tenant's property at Tenants sole cost and expense. Tenant acknowledges that it is Tenant's sole responsibility to obtain adequate insurance coverage to compensate Tenant for damage to Tenant's property. 13.6 W,atveR. Landlord and Tenant hereby waive the provisions of any present or future statutes which relate to the termination of leases when leased property is damaged or destroyed and agree that such event shall be governed by the terms of this Lease. 14. CoNo~narvar~oN. If any portion of the Premises is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises is taken by such condemnation as would substantially and adversely affect the operation and profitability of Tenant's business conducted from the Premises, and said taking lasts for ninety (90) days or more, Tenant shall have the option, to be exercised only in writing within thirty (30) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If a taking lasts for less than ninety (90) days, Tenant's rent shall be abated during said period but Tenant shall not have the right to terminate this Lease. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the proportion that the usable floor area of the Premises taken bears to the total usable floor area of the Premises. Landlord shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority of any material portion of the Premises, by giving written notice to Tenant of such election within thirty (30) days after receipt of notice of a taking by condemnation of any material part of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold, for good will, for the taking of the fee, as severance damages, or as damages for tenant improvements; provided, however, that Tenant shall be entitled to any separate award for loss of or damage to Tenant's removable personal property, for moving expenses and for any improvements or Alterations made to the Premises by Tenant at Tenant's sole expense. In the event that this Lease is not terminated by reason of such condemnation, and subject to the requirements of any lender that has made a loan to Landlord encumbering the Premises, Landlord shall to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. This section, not general principles of law or California Code of Civil Procedure Sections 1230.010 et seq., shall govern the rights and obligations of Landlord and Tenant with respect to the condemnation of all or any portion of the Premises.

15. ***ASSIGNMENT AND SUBLETTING.***

15.1 ***LANDLORD'S CONSENT REQUIRED.*** Tenant shall not voluntarily or by operation of law assign, transfer, hypothecate, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises (hereinafter collectively a "**Transfer**"), without Landlord's prior written consent, which shall not be unreasonably withheld or conditioned. Landlord shall respond to Tenant's written request for consent hereunder within twenty (20) days after Landlord's receipt of the written request from Tenant which includes all of the information required by this section (a "**Tenant Request**"). If Landlord fails to respond to a Tenant's Request within twenty (20) days after Landlord receives a Tenant Request, Tenant may give Landlord a second written notice (a "**Second Notice**") again requesting Landlord's approval or disapproval of the Transfer. The Second Notice shall expressly state that Landlord's failure to respond to the Second Notice within five (5) business days will be deemed Landlord's election pursuant to this Section 15.1 of the Lease to approve the Transfer. If Landlord fails to respond to Tenant's Second Notice within such five (5) business day period, Landlord shall be deemed to have approved the requested Transfer. Any attempted Transfer without such consent shall be void and shall constitute a material default and breach of this Lease. Tenant's written request for Landlord's consent shall include, and Landlord's twenty (20) day response period referred to above shall not commence, unless and until Landlord has received from Tenant, all of the following information: (a) financial statements for the proposed assignee or subtenant which shall be prepared using consistent and reasonable accounting standards and shall be certified by an authorized officer of the assignee or subtenant as being true and correct in all material respects for the lesser of (i) the past two (2) years or (ii) the time period the assignee or subtenant has been in existence, (b) federal tax returns for the proposed assignee or subtenant for the lesser of (i) the past two (2) years or (ii) the time period the assignee or subtenant has been in existence, (c) (intentionally omitted), (d) a description of the business the assignee or subtenant intends to operate at the Premises, (e) the proposed effective date of the assignment or sublease, (f) a copy of the proposed sublease or assignment agreement which includes all of the terms and conditions of the proposed assignment or sublease, (g) a description of any ownership or commercial relationship between Tenant and the proposed assignee or subtenant, (h) a detailed description of any Alterations the proposed assignee or subtenant desires to make to the Premises, and (i) if the subtenant or assignee intends to use Hazardous Materials in the Premises, a Hazardous Materials Disclosure Certificate substantially in the form of Exhibit C attached hereto (the "**Transferee HazMat Certificate**"). If the obligations of the proposed assignee or subtenant will be guaranteed by any person or entity, Tenant's written request shall not be considered complete until the information described in (a), (b) and (c) of the previous sentence has been provided with respect to each proposed guarantor. "**Transfer**" shall also include the transfer (a) if Tenant is a corporation, and Tenant's stock is not publicly traded over a recognized securities exchange, of more than fifty percent (50%) of the voting stock of such corporation during the term of this Lease (whether or not in one or more transfers) or the dissolution, merger or liquidation of the corporation, or (b) if Tenant is a partnership, limited liability company, limited liability partnership or other entity, of more than fifty percent (50%) of the profit and loss participation in such partnership or entity during the term of this Lease (whether or not in one or more transfers) or the dissolution, merger or liquidation of the partnership, limited liability company, limited liability partnership or other entity. If Tenant is a limited or general partnership (or is comprised of two or more persons, individually or as co-partners), Tenant shall not be entitled to change or convert to (i) a limited liability company, (ii) a limited liability partnership or (iii) any other entity which possesses the characteristics of limited liability without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion.

15.2 ***STANDARD FOR APPROVAL.*** Landlord shall not unreasonably withhold its consent to a Transfer provided that Tenant has complied with this Section 15. Tenant acknowledges and agrees that each requirement, term and condition in this Section 15 is a reasonable requirement, term or condition. It shall be deemed reasonable for Landlord to withhold its consent to

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a Transfer if any requirement, term or condition of this Section 15 is not complied with or: (a) the Transfer would cause Landlord to be in violation of its obligations under another lease or agreement to which Landlord is a party; (b) in Landlord's reasonable judgment, a proposed assignee or subtenant is not able financially to pay the rents due under this Lease as and when they are due and payable; (c) a proposed assignee's or subtenants business will impose a burden on the Premises' parking facilities or utilities that is materially greater than the burden imposed by Tenant, in Landlord's reasonable judgment; (d) (intentionally omitted); (e) a proposed assignee or subtenant refuses to enter into a written assignment agreement or sublease, reasonably satisfactory to Landlord, which provides that it will abide by and assume all of the terms and conditions of this Lease for the term of any assignment or sublease (to the extent applicable in the case of a sublease) and containing such other terms and conditions as Landlord reasonably deems necessary; (fl the use of the Premises by the proposed assignee or subtenant will be a use not permitted by this Lease; (g) Tenant is in default beyond applicable notice and cure periods as defined in Section 16 at the time of the request; (h) if requested by Landlord, the assignee or subtenant refuses to sign a commercially reasonable non- disturbance and attornment agreement in favor of Landlord's lender; (i) Landlord has sued or been sued by the proposed assignee or subtenant or has otherwise been involved in a legal dispute with the proposed assignee or subtenant; Q) the assignee or subtenant is a governmental or quasi-governmental entity or an agency, department or instrumentality of a governmental or quasi-governmental agency; or (m) the assignee or subtenant will use, store or handle Hazardous Materials in or about the Premises of a type, nature, quantity not acceptable to Landlord, in Landlord's sole discretion; provided, however, that Landlord shall not disapprove a sublease or assignment based on a subtenants or assignees' use of Hazardous Materials of the same type and in the same quantity as Landlord has previously approved for use by Tenant. 15.3 AoninoNAc. TeRms aN~ CoroDrTtoNs. The following terms and conditions shall be applicable to any Transfer: (a) Regardless of Landlord's consent, no Transfer shall release Tenant from Tenants obligations hereunder or alter the primary liability of Tenant to pay the rent and other sums due Landlord hereunder and to perform all other obligations to be performed by Tenant hereunder or release any guarantor from its obligations under its guaranty. (b) Landlord may accept rent from any person other than Tenant pending approval or disapproval of an assignment or subletting. (c) The acceptance of rent, shall not constitute a waiver or estoppel of Landlord's right to exercise its rights and remedies for the breach of any of the terms or conditions of this Section 15. (d) The consent by Landlord to any Transfer shall not constitute a consent to any subsequent Transfer by Tenant or to any subsequent or successive Transfer by an assignee or subtenant. However, Landlord may consent to subsequent Transfers or any amendments or modifications thereto without notifying Tenant or anyone else liable on the Lease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease. (e) In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else responsible for the performance of this Lease, including any subtenant or assignee, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord. (fl Landlord's written consent to any Transfer by Tenant shall not constitute an acknowledgment that no default then exists under this Lease nor shall such consent be deemed a waiver of any then-existing default. (g) The discovery of the fact that any financial statement relied upon by Landlord in giving its consent to an assignment or subletting was materially false shall, at Landlord's election, render Landlord's consent null and void. (h) Landlord shall not be liable under this Lease or under any sublease to any subtenant unless expressly agreed to by Landlord in any sublease. (i) No assignment or sublease may be materially modified or amended without Landlord's prior written consent which consent shall not be unreasonably withheld, conditioned or delayed. (j) Any assignee of, or subtenant under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease, other than such obligations as are contrary or inconsistent with provisions of an assignment or sublease to which Landlord has specifically consented in writing.. (k) At Landlord's request, Tenant shall deliver to Landlord, Landlord's standard commercially reasonable consent to assignment or consent to sublease agreement, as applicable, executed by Tenant, the assignee or the subtenant, as applicable. 15.4 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Th2 fOIIOWICi9 t61'tllS BtICJ COtIdItlOtlS SflBI) apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein: 13

(a) Tenant hereby absolutely and unconditionally assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease entered into by Tenant, and Landlord may collect such rent and income and apply same toward Tenants obligations under this Lease; provided, however, that until a default, after applicable notice and cure periods, shall exist in the performance of Tenant's obligations under this Lease, Tenant may receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of this or any other assignment of such rents to Landlord nor by reason of the collection of the rents from a subtenant, be deemed to have assumed or recognized any sublease or to be liable to the subtenant for any failure of Tenant to perform and comply with any of Tenants obligations to such subtenant under such sublease, including, but not limited to, Tenants obligation to return any security deposit. Tenant hereby irrevocably authorizes and directs any such subtenant, upon receipt of a written notice from Landlord stating that a default, after applicable notice and cure periods, exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents due as they become due under the sublease. Tenant agrees that such subtenant shall have the right to rely upon any such statement and request from Landlord, and that such subtenant shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice or claim from Tenant #o the contrary. (b) In the event Tenant shall default in the performance of its obligations under this Lease after applicable notice and cure periods, Landlord, at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such subtenant to Tenant or for any other prior defaults of Tenant under such sublease. 15.5 TRANSFER PREMIUM FROM ASSIGNMENT OR SUBLETTING. L811C1I01'd ShBII b8 @l1tlfl8d f0 CECeIVe ffOtll Tenatlt (aS and when received by Tenant) as an item of additional rent one-half of all amounts received by Tenant from the subtenant or assignee in excess of the amounts payable by Tenant to Landlord hereunder (the "Transfer Premium"). The Transfer Premium shall be reduced by the reasonable brokerage commissions, marketing costs, tenant improvement costs and legal fees actually paid by Tenant in order to assign the Lease or to sublet all or a portion of the Premises. "Transfer Premium" shall mean all Base Rent, additional rent or other consideration of any type whatsoever payable by the assignee or subtenant in excess of the Base Rent and additional rent payable by Tenant under this Lease, specifically, excluding, however, any consideration paid for the business of Tenant unrelated to the value of Tenants leasehold interest in the Premises. If less than all of the Premises is subleased, for purposes of calculating the Transfer Premium, the Base Rent and the additional rent due under this Lease shall be allocated to the subleased premises on aper-leasable-square-foot basis (e.g., if one-half of the Premises is subleased, for purposes of determining the amount of the Transfer Premium, one-half of the Base Rent and additional rent due under this Lease would be allocated to the subleased premises, and this amount would be subtracted from the base rent, additional rent and other monies payable to Tenant under the sublease). "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by the assignee or subtenant to Tenant in connection with such Transfer, and any payment in excess of fair-market value for services rendered by Tenant to the assignee or subtenant or for permanently affixed fixtures transferred by Tenant to the assignee or subtenant in connection with such Transfer. Landlord and Tenant agree that the foregoing Transfer Premium is reasonable. 15.6 LANOLORD's OPTION ro RECAPTURE Space. Notwithstanding anything to the contrary contained in this Section 15, Landlord shall have the option, by giving written notice to Tenant within twenty (20) days after receipt of any request by Tenant to assign this Lease or to sublease substantially all of the space in the Premises for substantially all of the remainder of the term of the Lease, to terminate this Lease with respect to said space as of the date thirty (30) days after Landlord's election. Landlord may, at its option, lease any recaptured portion of the Premises to the proposed subtenant or assignee or to any other person or entity without liability to Tenant. Tenant shall not be entitled to any portion of the profit, if any, Landlord may realize on account of such termination and reletting. Tenant acknowledges that the purpose of this section is to enable Landlord to receive profit in the form of higher rent or other consideration to be received from an assignee or subtenant and to permit Landlord to control the leasing of space in the Premises. Tenant acknowledges and agrees that the requirements of this section are commercially reasonable and are consistent with the intentions of Landlord and Tenant. If Landlord recaptures the Premises, (i) all rent payable under this Lease shall be paid through and apportioned as of the date LanBlord receives possession of the Premises from the Tenant (the "Termination Date"); (ii) neither party shall have any rights, liabilities, or obligations under this Lease for the period accruing after the Termination Date, except those which, by the provisions of this Lease, expressly survive the expiration or termination of the term of this Lease; (iii) Tenant shall surrender and vacate the Premises and deliver possession thereof to Landlord on or before the Termination Date in the condition required under this Lease for surrender of the Premises; and (iv) at Landlord's option, Tenant shall enter into a written agreement reflecting the termination of this Lease upon the terms provided for herein, which agreement shall be executed within thirty (30) days after Tenant exercises the Termination Option. 15.7 Lar~ocoRo's ExPeroses. In the event Tenant shall assign this Lease or sublet the Premises or request the consent of Landlord to any Transfer, then Tenant shall pay (a) X500 to Landlord to compensate Landlord for its internal administrative costs in processing the request plus (b) Landlord's reasonable out-of-pocket costs and expenses incurred in connection therewith, including, but not limited to, attorneys', architects', accountants', engineers' or other consultants' fees; provided, however, Landlord shall not be entitled to recover more than $1,500.00 of attorneys' fees with respect to any one Transfer. 14

15.8 ***Assignment and Subleasing – Affiliated Entity.*** Notwithstanding anything to the contrary contained in this Section 15, an assignment of the Lease or sublease of all or any portion of the Premises to any entity which controls or is controlled by or is under common control with Tenant or which acquires all or substantially all of the assets of Tenant or which is the surviving entity resulting from a merger or consolidation of Tenant (in each such case, an "**Affiliate**"), shall not require Landlord's consent under Section 15.1, provided that at least fifteen (15) days prior to the date an assignment or sublease will take effect or, if applicable law or contractual requirements prevent Tenant from doing so, as soon as reasonably possible and in any event not more than five (5) business days after the assignment or sublease will take affect: (i) Tenant provides Landlord with reasonable evidence that the successor to Tenant has a tangible net worth computed in accordance with generally accepted accounting principles consistently applied (and excluding goodwill and other intangible assets) that is sufficient to meet the obligations of Tenant under the Lease, and that is at least equal to the tangible net worth of Tenant (A) immediately prior to such merger, consolidation or sale or (B) on the Commencement Date, whichever is greater; (ii) Tenant notifies Landlord in writing of any such assignment or sublease and provides Landlord with evidence that such assignment or sublease is a Transfer permitted by this section; (iii) prior to the date an assignment or sublease will take effect, the assignee or sublessee and Tenant shall enter into Landlord's standard commercially reasonable consent to sublease agreement or consent to assignment agreement (the "**Transfer Agreements**") and (iv) subject to the limitation set forth in Section 15.7 of the Lease, Tenant shall pay the reasonable costs and expenses (including legal fees) incurred by Landlord in confirming that the assignment or sublease meets the requirements of this section and in preparing any Transfer Agreement. Whether or not an assignment or sublease to an Affiliate is made pursuant to the terms of this section, Tenant shall not be relieved of its obligations under this Lease. Sections 15.5 and 15.6 of the Lease shall not apply to assignments or subleases to Affiliates.

16. ***Default; Remedies.***

16.1 ***Default by Tenant.*** Landlord and Tenant hereby agree that the occurrence of any one or more of the following events is a material default by Tenant under this Lease and that said default shall give Landlord the rights described in Section 16.2. Landlord or Landlord's authorized agent shall have the right to execute and to deliver any notice of default, notice to pay rent or quit or any other notice Landlord gives Tenant.

(a) Tenant's failure to make any payment of Base Rent, Real Property Taxes or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) business days after written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a notice to pay rent or quit pursuant to applicable unlawful detainer statutes, such notice shall also constitute the notice required by this Section 16.1(a).

(b) The abandonment of the Premises by Tenant, coupled with the nonpayment of rent, in which event Landlord shall not be obligated to give any notice of default to Tenant.

(c) The failure of Tenant to comply with any of its obligations under Sections 23, 24 and 26 where Tenant fails to comply with its obligations or fails to cure any earlier breach of such obligation within ten (10) days following written notice from Landlord to Tenant. In the event Landlord serves Tenant with a notice to quit or any other notice pursuant to applicable unlawful detainer statutes, said notice shall also constitute the notice required by this Section 16.1(c).

(d) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant (other than those referenced in Sections 16.1(a), (b) and (c), above), where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's nonperformance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. In the event that Landlord serves Tenant with a notice to quit or any other notice pursuant to applicable unlawful detainer statutes, said notice shall also constitute the notice required by this Section 16.1(d).

(e) (i) The making by Tenant or any guarantor of Tenant's obligations hereunder of any general arrangement or general assignment for the benefit of creditors; (ii) Tenant or any guarantor becoming a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant or guarantor, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days. In the event that any provision of this Section 16.1(e) is unenforceable under applicable law, such provision shall be of no force or effect.

(f) The discovery by Landlord that any financial statement, representation or warranty given to Landlord by Tenant, or by any guarantor of Tenant's obligations hereunder, was materially false at the time given. Tenant acknowledges that Landlord has entered into this Lease in material reliance on such information.

(g) If Tenant is a corporation, partnership, limited liability company or similar entity, the dissolution or liquidation of Tenant.

15

16.2 f~EMEDtES (a) In the event of any material default or breach of this Lease by Tenant, Landlord may, at any time thereafter, with or without notice or demand, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default: (i) terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. If Landlord terminates this Lease, Landlord may recover from Tenant (A) the worth at the time of award of the unpaid rent which had been earned at the time of termination; {B) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (C) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (D) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at time of award" of the amounts referred to in Section 16.2(a)(i)(A) and (B) shall be computed by allowing interest at the lesser of ten percent (10%) per annum or the maximum interest rate permitted by applicable law. The worth at the time of award of the amount referred to in Section 1&.2(a)(i)(C) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For purposes of this Section 16.2(a)(i), "rent' shall be deemed to be all monetary obligations required to be paid by Tenant pursuant to the terms of this Lease. (ii) maintain Tenant's right of possession, in which event Landlord shall have the remedy described in California Civil Code Section 1951.4 which permits Landlord to continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due. In the event Landlord elects to continue this Lease in effect, Tenant shall have the right to sublet the Premises or assign Tenants interest in the Lease subject to the reasonable requirements contained in Section 15 of this Lease and provided further that Landlord shall not require compliance with any standard or condition contained in Section 15 that has become unreasonable at the time Tenant seeks to sublet or assign the Premises pursuant to this Section 16.2(a)(ii). (iii) collect sublease rents (or appoint a receiver to collect such rent) and otherwise perform Tenant's obligations at the Premises, i# being agreed, however, that the appointment of a receiver for Tenant shall not constitute an election by Landlord to terminate this Lease. (iv) pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises are located. (b) No remedy or election hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other remedies at law or in equity. The expiration or termination of this Lease and/or the termination of Tenant's right to possession of the Premises shall not relieve Tenant of liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term of the Lease or by reason of Tenants occupancy of the Premises. Landlord hereby waives its right to recover consequential or punitive damages from Tenant; provided, however, this waiver shall not in any way limit or apply to Landlord's right to recover damages from Tenant (including consequential damages) under Sections 1951.2 and 1951.4 of the California Civi( Code or under Section 29. (c) If Tenant abandons the Premises, Landlord may re-enter the Premises, and such re-entry shall not be deemed to constitute Landlord's election to accept a surrender of the Premises or to otherwise relieve Tenant from liability for its breach of this Lease. No surrender of the Premises shall be effective against Landlord unless Landlord has entered into a written agreement with Tenant in which Landlord expressly agrees to (i) accept a surrender of the Premises and (ii) relieve Tenant of liability under the Lease. The delivery by Tenant to Landlord of possession of the Premises shall not constitute the termination of the Lease or the surrender of the Premises. 16.3 DEFAULT BY LANDLORD. Laf1CII0fd shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within thirty (30) days after written notice by Tenant to Landlord and to the holder of any mortgage or deed of trust encumbering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (34) days are required for its cure, then Landlord shall not be in default if Landlord commences performance within such thirty (30} day period and thereafter diligently pursues the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default, and Tenants remedies shall be limited to damages and/or an injunction. Tenant hereby waives its right to recover consequential damages (including, but not limited to, lost profits) or punitive damages arising out of a Landlord default. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of a Force Majeure Event, and the time for Landlord's performance shall be extended for the period of any such delay. 16.4 Lare CHaRGes. Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be 16 extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed encumbering the Premises. Accordingly, if any installment of Base Rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after such amount shall be due, then, without any requirement far notice or demand to Tenant, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such overdue amount; provided, however, that Landlord shall waive the late charge one (1) time during each calendar year of the term of this Lease if Tenant pays all overdue sums within fve (5) days after receipt of written notice by Landlord to Tenant advising Tenant that such payment is overdue. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder, including the assessment of interest under Section 16.5. 16.5 IrurerzesrvN Pasr-Due Oaucartotvs. Except as expressly herein provided, any amount due to landlord that is not paid when due shall bear interest at the lesser of ten percent (10%) per annum or the maximum rate permitted by applicable law. Payment of such interest shall not excuse or cure any default by Tenant under this Lease; provided, however, that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant. 16.6 FAILURE OF LANDLORD TO MAKE REPAlR. (a) Notwithstanding anything to the contrary contained in the Lease, if Tenant provides written notice to Landlord that an event or circumstance has occurred which requires Landlord to complete a repair at the Premises, and Landlord fails to begin taking the actions necessary to complete such repair within thirty (30) days after the receipt of such notice and to thereafter diligently proceed to complete such repair, then, Tenant shall have the right to give to Landlord a second written notice (the "Second Notice"). The Second Notice shall (a) describe the repair Landlord is obligated to complete and (b) state that Landlord's failure to begin taking the actions necessary fo complete such repair within ten (10) days after Landlord's receipt of the Second Notice shall entitle Tenant to make the repair pursuant to this section of the Lease. If Landlord does not begin taking the actions necessary to complete such repair within ten (10) days after the receipt of the Second Notice, subject to the terms and conditions set forth below, Tenant may proceed to make the repair, and if such repair was required under the terms of the Lease to be made by Landlord, then Tenant shall be entitled to reimbursement by Landlord of Tenants reasonable costs and expenses in making such repair. Notv✓ithstanding the forgoing, in the event an Emergency Repair (as defined below) is needed, Tenant shall have the right to make the Emergency Repair to the extent necessary to prevent immediate damage to a Material Amount (as defined below) of Tenants personal property at the Premises after giving Landlord not less than one (1) business days advance written notice (an "Emergency Notice"). An "Emergency Repair" shall mean a repair that is needed in order to prevent immediate damage to personal property of Tenant that wilt exceed $1,000.00 in cost or to prevent imminent injury to persons. The Emergency Notice shad describe the repairs Landlord is obligated to complete. If Landlord was obligated to perform a required repair, Landlord shall reimburse Tenant for the reasonable cost of the repair (the "Repair Cost") within thirty (30) days after receiving reasonable evidence of the repair made, its cost and mechanics lien releases from all contractors making the repair (a "Tenant Reimbursement Request"). If Landlord does not provide Tenant with written notice stating that it does not believe it is obligated to reimburse Tenant for all or part of the monies requested by Tenant in a Tenant Reimbursement Request, Tenant may deduct from the next Base Rent and Operating Expenses due under the Lease the Repair Cost. If Tenant makes a repair, and such repair will affect the Building's life/safety system, HVAC system, elevator system, electrical system, plumbing system, or the structural integrity of the Building, Tenant shall utilize the services of the contractors used by Landlord to provide such services or, if Tenan# is unable to determine which contractors Landlord uses to provide such services after diligent inquiry, a qualified, experienced and solvent contractor that regularly performs similar work in similar buildings in the area in which the Building is located. Nothing contained herein shall be deemed to give Tenant the right to modify the structure, layout or design of the Building. In addition, Tenant shall not have the right to make any repair pursuant to this section, unless such repair is necessary to remedy a problem which substantially and adversely effects Tenant's use of the Premises. All repairs made by Tenant shall be made in accordance with all applicable laws, and Landlord shall not be responsible for any defective work performed by Tenant or contractors hired by Tenant. Tenant shall pay all costs incurred with respect to any actions or repairs made by Tenant and shall pay all claims for labor and materials furnished to Tenant as and when due. (b) In the event Landlord disputes whether Tenant is entitled to reimbursement under Section 16.6(a), Landlord and/or Tenant shall have the right to commence a judicial reference proceeding as provided below. if it is determined pursuant to such proceeding that Tenant is entitled #o reimbursement under Section 16.6(a), then Landlord shall within ten (10) days following such determination, reimburse Tenant for the reasonable cost of such repair as determined pursuant to such action, plus interest thereon at ten percent (10%) per annum from the date of Tenant's expenditure until Landlord's reimbursement (the "Judgment Amount'). If Landlord fails to pay the Judgment Amount to Tenant within such ten (10) day period, Tenant may offset the Judgment Amount against the next Base Rent and Operating Expenses due under the Lease. The reference shall take place before a referee pursuant to the provisions of California Code of Civil Procedure Section 638 et seq., except as modified by this Section 16.6(b), and the determination to be made shall be binding upon the parties as if tried before a court. The parties agree specifically to the following: (s) Within eve (5) business days after service of a demand by a party hereto, the parties shall agree upon a single referee who shall determine if Tenant is entitled to reimbursement under Section 16.6(a) for a repair, and who shall ultimately report a finding thereon in a statement of decision. The referee shall be a retired judge who shall have 17 served on the Superior Court of the State of California with substantial experience in commercial lease disputes and without any relationship to any of the parties, unless the parties agree otherwise. If the parties are unable to agree upon a referee either party may seek to have one appointed, pursuant to California Code of Civii Procedure Section 640, by the Santa Clara County Superior Court. (ii) The compensation of the referee shalt be such charge as is customarily charged by the referee for like services. The cost of such proceedings shall initially be borne equally by the parties. However, the prevailing party in such proceedings shall be entitled, in addition to all other costs and reasonable attorneys' fees, to recover its contribution for the cost of the reference as an item of damages and/or recoverable costs. (iii) The referee shall have the power to hear and dispose of motions, including motions relating to discovery, provisional remedies, demurrers, motions to dismiss, motions for judgment on the pleadings and summary judgment and/or adjudication motions, in the same manner as a trial court judge. The referee shall also have the power to adjudicate summarily issues of fact or law including the availability of remedies whether or not the issue adjudicated could dispose of an entire cause of action or defense. (iv) The referee shall apply all California Rules of Procedure and Evidence and shall apply the substantive law of California in deciding the issues to be heard. Notice of any motions before the referee shall be given, and all matters shall be set at the convenience of the referee. The parties shall be entitled to conduct discovery in the same manner as if the matter was tried in court. (v) A stenographic record of the reference hearing shall be made which shall remain confidential except as may be necessary for post-hearing motions and any appeals. (vi) The referee's statement of decision shall contain an explanation of the factual and legal basis for the decision pursuant to California Code of Civil Procedure Section 632. The decision of the referee shall stand as the decision of the court, and upon filing of the statement of decision with the clerk of the court, judgment may be entered thereon in the same manner as if the dispute had been tried by the court. The referee may rule on ail post-hearing motions in the same manner as a trial judge, and the decision of the referee shall be subject to appeal in the same manner as if the dispute had been tried by the court. (vii) The parties agree that they shall in good faith endeavor to cause any such dispute to be decided within four (4) months. The date and place of hearing for any proceeding shall be determined by agreement of the parties and the referee, or if the parties cannot agree, then by the referee. (viii) This Section 16.6(b) shall only apply to the resolution of a dispute concerning Tenants right to reimbursement under Section 16.6(a), and shalt not apply to any other dispute between Landlord and Tenant. "I7. LANDLORDS RlGNT TO CURE DEFAULT; ParMeNrs Br TeMaNr. Ali covenants and agreements to be kept or pertormed by Tenant under this Lease shall be performed by Tenant at TenanPs sole cost and expense and, except as may be otherwise provided herein, without any reduction of rent. If Tenant shall fail to perform any of its obligations under this Lease, Landlord may, but shall not be obligated to, after ten (10) days' prior written notice to Tenant, make any such payment or perform any such act on Tenant's behalf without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder. Tenant shall pay to Landlord, within thirty (30) days after delivery by Landlord to Tenant of statements therefore, an amount equal to the expenditures reasonably made by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of this section. 18. /NOEMrotrv. Tenant shall indemnify, defend, protect, and hold harmless Landlord, its partners, subpartners, parent organization, affiliates, subsidiaries, and their respective officers, directors, legal representatives, successors, assigns, agents, servants, employees and independent contractors and each of them (collectively, "Landlord Parties") from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) (collectively, "Claims") incurred in connection with or arising from (a) any cause in or on the Premises or (b) any acts, omissions or negligence of Tenant or its agents, employees, invitees, licensees or subtenants and each of them (collectively, "Tenant Parties") at the Premises; provided, however, that Tenant shall not be required to indemnify and hold Landlord harmless from any Claims for death or personal injury by any person, company or entity resulting from the negligence or willful misconduct of the Landlord Parties. Landlord shall indemnify, defend, protect, and hold harmless Tenant, its officers and employees from any Claim resulting from injuries to persons caused by the negligence of willful misconduct of Landlord or its agents; provided, however, that Landlord shall not be required to indemnify and hold Tenant harmless from any Claims for death or personal injury by any person, company or entity resulting from the negligence or willful misconduct of the Tenant Parties. Tenant's agreement to indemnify and hold Landlord harmless, and Landlord's agreement to indemnify and hold Tenant harmless are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to this Lease to the extent such policies cover the results of such acts, omissions or willful misconduct. The provisions of this section shall survive the expiration or sooner termination of this Lease. The Indemnified Parties need not first pay any Damages to be indemnified hereunder. This indemnity is intended to apply to the fullest extent permitted by applicable law. Notwithstanding the foregoing, Landlord shall have no obligation to compensate Tenant for consequential damages (including lost profts). 18

19. ExeMPnoN of Lanro~oRo FROM LiAaicirr. Tenant hereby agrees that Landlord Parties shall not be liable for injury to Tenant's business or any loss of income therefrom or for loss of or damage to the merchandise, tenant improvements, fixtures, furniture, equipment, computers, files, automobiles, or other property of Tenant, Tenant's employees, agents, contractors or invitees, or any other person in or about the Premises, nor shall Landlord Parties be liable for injury to the person of Tenant, Tenant's employees, agents, contractors or invitees, whether such damage or injury is caused by or results from any cause whatsoever including, but not limited to, theft, criminal activity at the Premises, negligent security measures, bombings or bomb scares, acts of terrorism, Hazardous Materials, fire, steam, electricity, gas, water or rain, flooding, breakage of pipes, sprinklers, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Premises. Landlord shall not be liable for any damages arising from any act or neglect of any employees, agents, contractors or invitees of any other tenant, occupant or user of the Premises. Tenant, as a material part of the consideration to Landlord hereunder, hereby assumes all risk of damage to Tenant's property or business or injury to persons in, upon or about the Premises arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord Parties. Except to the extent covered by Tenants insurance and waiver of subrogation provided in the Lease, the limitations on Landlord's liability contained in this Section 19 shall not apply to injury or damage which results from the negligence or willful misconduct of Landlord, its agents, employees, contractors, subcontractors or assigns; provided, however, in no event shall Landlord be liable to Tenant for consequential damages (including, but not limited to, lost profits). 2O. LANDLORDS LIABILITY. Tenant acknowledges that Landlord shall have the right to transfer ail or any portion of its interest in the Premises and to assign this Lease to the transferee. Tenant agrees that in the event of such a transfer Landlord shall automatically be released from all liability under this Lease to the extent the same is assumed by the transferee or arises after the date of such transfer; and Tenant hereby agrees to look solely to Landlord's transferee for the performance of Landlord's obligations hereunder after the date of the transfer. Upon such a transfer, Landlord shall, at its option, return Tenant's security deposit to Tenant or transfer Tenant's security deposit to Landlord's transferee and, in either event, Landlord shall have no further liability to Tenant for the return of its security deposit. Subject to the rights of any lender holding a mortgage or deed of trust encumbering all or part of the Premises, Tenant agrees to look solely to Landlord's interest in the Premises (including any rents or sale, insurance or condemnation proceeds thereofl for the collection of any judgment requiring the payment of money by Landlord arising out of {a) Landlord's failure to perform its obligations under this Lease or (b} the negligence or willful misconduct of Landlord, its partners, employees and agents. No other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of any judgment or writ obtained by Tenant against Landlord. The foregoing provisions of this Section 20 are not intended to relieve Landlord from the performance of any of its covenants and obligations hereunder, but rather to limit Landlord's liability as aforesaid; provided, however, that nothing contained in this Section 20 shall be deemed to limit or impair in any manner any rights or remedies (including, without limitation, equitable remedies) of Tenant which do not involve the personal liability of Landlord. No partner, employee or agent of Landlord or Tenant shall be personally liable for the performance of Landlord's or Tenants obligations hereunder or be named as a party in any lawsuit arising out of or related to, directly or indirectly, this Lease and the obligations of Landlord or Tenant hereunder. The obligations under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord and Tenant, if any, and each party shalt not seek recourse against the individual partners, directors, officers or shareholders of Landlord or Tenant or their respective assets. 21. SicNs. Except as otherwise provided in the Addendum to this Lease, Tenant shall not make any changes to the exterior of the Premises install any signs or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion. 22. BRoxeR's Fee. Tenant and Landlord each represent and warrant to the other that neither has had any dealings or entered into any agreements with any person, entity, broker or finder other than the persons, if any, listed in Section 1.12, in connection with the negotiation of this Lease, and no other broker, person, or entity is entitled to any commission or finder's fee in connection with the negotiation of this Lease, and Tenant and Landlord each agree to indemnify, defend and hold the other harmless from and against any claims, damages, costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings, actions or agreements of the indemnifying party. The commission payable to Landlord's broker and Tenant's broker with respect to this Lease shall be pursuant to the terms of the separate commission agreement in effect between Landlord and Landlord's broker and Landlord and Tenants broker. 19

Z3. ESTOPPEL CERT/FlCATE 23.1 DeuveRv of CeRnFicAre. Tenant and Landlord sha11 each from time to time, upon not less than ten (10) business days' prior written notice from the other party, execute, acknowledge and deliver to the requesting party a statement in writing certifying such information as such party may reasonably request including, but not limited to, the following: (a) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), (b) the date to which the Base Rent and other charges are paid in advance and the amounts so payable, (c) that there are not, to the certifying party's actual knowledge, any uncured defaults or unf~ifilled obligations on the part of the other party, or specifying such defaults or unfulfilled obligations, if any are claimed, (d) that all tenant improvements to be constructed by Landlord, if any, have been completed in accordance with Landlord's obligations, and {e) that Tenant has taken possession of the Premises. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. 23.2 FAILURE TO DELIVER CERTIFICATE. TIlO f81IUf2 of Tenant to deliver such statement within such time shall constitute a material default of Tenant under Section 16.1(c) of the Lease (subject to the additional cure period provided by Section 16.1(c)) and the failure of Landlord to deliver such statement within such time shall constitute a material default of Landlord under Section 16.3 of the Lease (subject to the additional cure period provided by Section 16.3). 23.3 LimvranoN oro Lan~o~oRo OeLicanoN. Notwithstanding anything to the contrary contained in this Section 23, Landlord shall have no obligation to provide an estoppel certificate more often than once in any twelve (12) month period. 24. FINANCIAL INFORMATfON. SO IOtlg 8S T@IIaIIYs stock is publicly traded over a recognized securities exchange Tenant shall have no obligation to provide landlord with financial information pursuant to this section. Once Tenants stock is no longer publicly traded over a recognized securities exchange or if Tenant assigns this Lease to a person or entity whose stock is not publicly traded on a recognized public securities exchange, this section shall apply to Tenant and/or the assignee. From time to time, at Landlord's request, Tenant shall cause the following financial information to be delivered to Landlord, at Tenants sole cost and expense, upon not less than ten (10) business days' advance written notice from Landlord: (a) a current financial statement for Tenant and Tenants f+nanciaf statements for the previous two accounting years, (b) a current financial statement for any guarantors) of this Lease and the guarantor'(s) financial statements for the previous two accounting years and (c) such other financial information pertaining to Tenant or any guarantor as Landlord or any lender or purchaser of Landlord may reasonably request. All financial statements shall be prepared in accordance with generally accepted accounting principles or other sound accounting principles consistently applied. Tenant hereby authorizes Landlord, from time to time, without notice to Tenant, to obtain a credit report or credit history on Tenant from any credit reporting company. 25. ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS 25.1 HAZARDOUS MRTER/ALS DISCLOSURE CERTfFICATE. P(IOt' t0 executing this Lease, Tenant has delivered to Landlord Tenant's executed initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit C. Tenant covenants, represents and warrants to Landlord that the information in the Initial HazMat Certificate is true and correct and accurately describes the uses) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, commencing with the date which is one year from the Commencement Date and continuing every year thereafter, upon Landlord's written request, deliver to Landlord an executed Hazardous Materials Disclosure Certificate (the "IiazMat Certificate") describing Tenants then-present use of Hazardous Materials on the Premises, and any other reasonably necessary documents and information as requested by Landlord. The HazMat Certificates required hereunder shall be in substantially the form attached hereto as Exhibit C. 25.2 DEFINITION OF HAZARDOUS MATERIALS. AS US2d ICt 1hIS L@8S2, the term "Hazardous Materials" shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws (defined below); (b) petroleum, petroleum by-products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (~ lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law; or (h) poses or threatens to pose a hazard to the health and safety of persons on the Premises, any other surrounding property. For purposes of this Lease, the term "Hazardous Materials" shall not include small amounts of ordinary household or office cleaners, copying fluids, office supplies and janitorial supplies which are not actionable under any Environmental Laws. 25.3 PROHIBITION; ENviRONMeNra~ Laws. Tenant shall not be entitled to use or store any Hazardous Materials on, in, or about any portion of the Premises without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord, in its sole discretion, consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certifcate and as expressly approved by Landlord in writing. If Landlord fails to respond to a Tenant's written request for a change in the Hazardous Materials used in the Premises (a "Tenant Hazardous Materials Request") within ten (10) days after Landlord receives a Tenant Hazardous Materials Request, Tenant may give Landlord a second written notice (a "Second Hazardous Materials Notice") again requesting Landlord's approval or disapproval of the new Hazardous Material. The Second Hazardous Materials Notice shall expressly state that Landlord's failure to respond to the Second Hazardous Materials Notice within five (5) 20 business days will be deemed Landlord's election to approve the new Hazardous Material. If Landlord fails to respond to Tenants Second Hazardous Materials Notice within such five (5) business day period, Landlord shall be deemed to have approved the new Hazardous Material. Any such usage and storage may only be to the extent of the quantities of Hazardous Materials as specified in the then-applicable HazMat Certificate as expressly approved by Landlord. In all events such usage and storage must at all times be in full compliance with any and all local, state and federal environmental, health and/or safety- related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws") and in compliance with the reasonable recommendations of landlord's consultants. Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certifeate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right, in Landlord's sole discretion, at all times during the Term of this Lease upon not less than twenty-four (24) hours advance written notice to Tenant to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 25 or to determine if Hazardous Materials are present in, on or about the Premises and (iii) to complete a survey of Tenant's use, storage and handling of Hazardous Materials in the Premises (the "Survey"). Tenant shall answer questions, provide information and take any other reasonable actions requested by Landlord to assist Landlord in the completion of the Survey. Landlord shall use commercially reasonable efforts to minimize disruption to Tenant's business operations caused by any inspections and testing. if the Survey discloses that Tenant is not in compliance with any term or condition of this Lease or is violating any law or regulation, Tenant shall reimburse Landlord for the cost of all such inspections, tests and investigations, and all costs associated with any Survey. If as a result of an inspection, test or Survey Landlord determines, in Landlord's commercially reasonable discretion, that Tenant should implement or perform safety, security or compliance measures, Tenant shall within thirty (30) days after written request by Landlord pertorm such measures, at Tenant's sole cost and expense. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant Parties with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation relating thereto, or (b) liability on the part of Landlord and its representatives for Tenants use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith. 25.4 TENANT'S ENVIRONMENTAL OBLJGATIONS. T811211t SIl2II 91V2 t0 L211CJIOfd It711T1@dlat2 V81'b2I atld f0II0W-Up Wflttell notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises in violation of the Lease; provided that Tenant has actual knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate {including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant Parties such that the affected portions of the Premises and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Premises. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without frst obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authori#ies having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and ail steps necessary to rectify the same, and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, cleanup, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises after the satisfactory completion of such work. 25.5 ENVIRONMENTAL INDEMNITY. In addition to Tenant's other indemnity obligations under this Lease, Tenant agrees to, and shall, protect, indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and the other Landlord Parties harmless from and against any and all loss, cost, damage, liability or expense (including, without limitation, diminution in value of any portion of the Premises, damages for the loss of or restriction on the use of leasab►e or usable space, and from any adverse impact of Landlord's marketing of any space within the Premises) arising at any time during or after the term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or Tenant Parties. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 25.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws. 25.6 SuRwvne. Landlord's and Tenants obligations and liabilities pursuant to the provisions of this Section 25 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of 21 the Premises is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation, all Environmental Laws at the expiration or earlier termination of this Lease, then Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, casualty damages, condemnation damages and repairs required to be made by Landlord under this Lease, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises in any manner whatsoever related to, directly or indirectly, such Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance except upon satisfaction of its obligations under this Section 25.6 and will otherwise be subject to the provisions of Section 29 of this Lease.

25.7 ***No Liability for Acts of Others.*** Notwithstanding anything to the contrary contained in this Lease, Tenant shall only be liable pursuant to this Section 25 for the acts of Tenant and Tenant Parties, and Tenant shall not be liable for the acts of persons or entities other than Tenant and Tenant Parties nor shall Tenant be responsible or liable for contamination that existed at the Premises on the Commencement Date or for contamination emanating from neighboring land.

25.8 ***Representation by Landlord.*** As of the date set forth in Section 1.1, Landlord represents and warrants to Tenant that to Landlord's actual knowledge it does not know of the existence at the Premises of any Hazardous Material that (a) exists in violation of any law or regulation and (b) poses a material and present danger to the health, life or safety of tenants. For purposes of this section, Landlord's actual knowledge shall mean the actual knowledge of John Powell without duty of investigation. AS of the date set forth in Section 1.1, Mr. Powell is the asset manager primarily responsible for the Premises. In the event it is determined that this representation or warranty is untrue, Landlord shall not be in breach of this Lease if Landlord promptly takes the actions necessary to remedy the violation of the law or regulation and/or the danger to health, life or safety. The foregoing representation and warranty shall apply only as of the date set forth in Section 1.1, and shall not apply to any point in time thereafter.

25.9 ***Landlord Indemnity.*** Landlord agrees to indemnify, defend and hold Tenant harmless from any monetary damages incurred by Tenant and arising directly out of Hazardous Material brought to the Premises or Premises by Landlord in violation of applicable laws.

26. ***Subordination.***

26.1 ***Effect of Subordination.*** This Lease, and any Option (as defined below) granted hereby, upon Landlord's written election, shall be subject and subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default beyond applicable notice and cure periods and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. At the request of any mortgagee, trustee or ground lessor, Tenant shall attorn to such person or entity. Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be obligated to subordinate its interest in the Lease to a future mortgage or deed of trust obtained by Landlord unless the lender provides Tenant with a commercially reasonable nondisturbance agreement. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. In the event of the foreclosure of a security device, the new owner shall not (a) be liable for any act or omission of any prior landlord or for the breach of the Lease by the prior landlord or with respect to events occurring prior to its acquisition of title, except that the new owner shall cure any default of Landlord that is continuing as of the date of the foreclosure within thirty (30) days from the date Tenant delivers written notice to the new owner of such continuing default, unless such default is of such a nature to reasonably require more than thirty (30) days to cure and then the new owner shall be permitted such additional time as is reasonably necessary to effect such cure, provided such new owner diligently and continuously proceeds to cure such default, (b) be subject to any offsets or defenses which Tenant may have against the prior landlord; provided, however, that this limitation shall not apply to offsets or defenses arising out of defaults of the new owner based on the actions or inactions of the new owner or (c) be liable to Tenant for the return of its security deposit unless the new owner actually received the security deposit.

26.2 ***Execution of Documents.*** Tenant agrees to execute and acknowledge any documents Landlord reasonably requests that Tenant execute to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Tenant's failure to execute such documents within ten (10) business days after written demand shall constitute a material default by Tenant hereunder (subject to the additional cure period provided by Section 16.1(c)).

28.3 ***Subordination by Tenant.*** As of the date set forth in Section 1.1 above, no mortgages or deeds of trust encumber Landlord's interest in the Premises.

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27. ***OPTIONS.***

27.1 ***DEFINITION.*** As used in this Lease, the word "**Option**" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease, (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises and (3) the right or option to terminate this Lease prior to its expiration date or to reduce the size of the Premises. Any Option granted to Tenant by Landlord must be evidenced by a written option agreement attached to this Lease as a rider or addendum or said option shall be of no force or effect. For purposes of this section, an Option shall also include any Option contained in any subsequent amendment to this Lease.

27.2 ***OPTIONS PERSONAL.*** Each Option granted to Tenant in this Lease, if any, is personal to the original Tenant and any Affiliate (as defined above) to whom Tenant assigns its interest in this Lease (an "**Assuming Affiliate**") and may be exercised only by the original Tenant or an Assuming Affiliate while occupying not less than fifty percent (50%) of the leasable area of the Premises and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant or an Assuming Affiliate, including, without limitation, any transferee approved by Landlord in Section 15. The Options, if any, herein granted to Tenant are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise. If at any time an Option is exercisable by Tenant or an Assuming Affiliate, the Lease has been assigned to a person or entity other than an Affiliate or Tenant has subleased more than fifty percent (50%) of the leasable area of the Premises to a person or entity other than an Affiliate, the Option shall be deemed null and void and neither Tenant nor any assignee or subtenant shall have the right to exercise the Option.

27.3 ***MULTIPLE OPTIONS.*** In the event that Tenant has multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Option to extend or renew this Lease has been so exercised.

27.4 ***EFFECT OF DEFAULT ON OPTIONS.*** Tenant shall have no right to exercise an Option if Tenant is in default of any of the terms, covenants or conditions of this Lease after applicable notice and cure periods. The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of this section.

27.5 ***LIMITATIONS ON OPTIONS.*** Notwithstanding anything to the contrary contained in any rider or addendum to this Lease, any options, rights of first refusal or rights of first offer granted hereunder shall be subject and secondary to Landlord's right to first offer and lease any such space to any tenant who is then occupying or leasing such space at the time the space becomes available for leasing and shall be subject and subordinated to any other options, rights of first refusal or rights of first offer previously given to any other person or entity.

27.6 ***GUARANTEES.*** Notwithstanding anything to the contrary contained in any rider or addendum to this Lease, Tenant's right to exercise and the effectiveness of an Option is conditioned upon Landlord's receipt from any prior tenant that has not been expressly released from liability under this Lease, and any guarantor of any obligation of Tenant under this Lease, of a written agreement satisfactory to Landlord, in Landlord's reasonable discretion, reaffirming such person's obligations under this Lease or the guaranty, as modified by Tenant's exercise of the Option.

28. ***LANDLORD RESERVATIONS.*** Landlord shall have the right to change the name and address of the Building upon not less than ninety (90) days prior written notice. Landlord reserves the right to use the exterior walls of the Premises, and the area beneath, adjacent to and above the Premises together with the right to install, use, maintain and replace equipment, machinery, pipes, conduits and wiring through the Premises, which serve other real property provided that Landlord's use does not unreasonably interfere with Tenant's use of the Premises, Tenant's access to or parking at the Premises.

29. ***HOLDING OVER.***

29.1 ***GENERALLY.*** If Tenant remains in possession of the Premises or any part thereof after the expiration or earlier termination of the term hereof with Landlord's consent, such occupancy shall be a tenancy from month to month upon all the terms and conditions of this Lease pertaining to the obligations of Tenant, except that the Base Rent payable shall be one hundred fifty percent (150%) of the Base Rent payable immediately preceding the termination date of this Lease, and all Options, if any, shall be deemed terminated and be of no further effect. If Tenant remains in possession of the Premises or any part thereof, after the expiration of the term hereof without Landlord's consent, Tenant shall, at Landlord's option, be treated as a tenant at sufferance, and the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent payable immediately preceding the termination date of this Lease. Nothing contained herein shall be construed to constitute Landlord's consent to Tenant holding over at the expiration or earlier termination of the Lease term or to give Tenant the right to hold over after the expiration or earlier termination of the Lease term. Tenant hereby agrees to indemnify, hold harmless and defend Landlord from any cost, loss, claim or liability (including attorneys' fees) Landlord may incur as a result of Tenant's failure to surrender possession of the Premises to Landlord upon the termination of this Lease.

29.2 ***HOLDOVER NOTICE.*** Provided that Tenant has previously waived its right to exercise the Extension Option (as defined in the Addendum to this Lease), Landlord hereby grants to Tenant the one time right to extend the term of the Lease for thirty (30) days, for sixty (60) days or for ninety (90) days (the "**Holdover Period**") commencing when the initial lease term expires upon the following terms and conditions (the "**Holdover Option**"):

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(a) On a date which is at least one hundred eighty (180) days prior to the date the initial lease term expires, Landlord shall have received from Tenant an irrevocable written notice of the exercise of the Holdover Option (the "**Exercise Notice**"), time being of the essence. If the Exercise Notice is not so given and received, the Holdover Option shall automatically expire, Tenant shall no longer have the right to give an Exercise Notice and this Section 29.2 shall be of no further force or effect. Tenant shall give the Exercise Notice using certified mail return receipt requested or some other method where the person delivering the package containing the Exercise Notice obtains a signature of the person accepting the package containing the Exercise Notice (e.g., by FedEx with the requirement that the FedEx delivery person obtain a signature from the person accepting the package). It shall be the obligation of Tenant to prove that Landlord received the Exercise Notice in a timely manner.

(b) In the Exercise Notice Tenant shall elect to holdover for either thirty (30) days, sixty (60) days or ninety (90) days. Tenant's election of a Holdover Period shall be irrevocable.

(c) During the Holdover Period, Tenant shall pay Base Rent equal to one hundred twenty-five percent (125%) of the Base Rent payable during the last month of the initial term of the Lease.

(d) All of the terms and conditions of the Lease except where specifically modified by this Section 29.2 shall apply during the Holdover Period.

30. ***Landlord's Access.***

30.1 ***Access.*** Landlord and Landlord's agents, contractors and employees shall have the right to enter the Premises at reasonable times upon twenty-four (24) hours advance written or telephonic notice to Tenant (except in the case of any emergency, where no advance notice shall be required) for the purpose of inspecting the Premises, performing any services required of Landlord, showing the Premises to prospective purchasers, lenders or tenants, undertaking safety measures and making alterations, repairs, improvements or additions to the Premises; provided, however, that Landlord shall only have the right to show the Premises to prospective tenants during the last one hundred eighty (180) days of the term of this Lease. In the event of an emergency, Landlord may gain access to the Premises by any reasonable means, and Landlord shall not be liable to Tenant for damage to the Premises or to Tenant's property resulting from such access. Landlord may at any time place on or about the Building for sale or for lease signs. Landlord shall use commercially reasonable efforts to minimize disruption to Tenant's business operations caused by actions taken by Landlord pursuant to this Section. Landlord shall use reasonable efforts to schedule entries into the Premises under this Section 30 with Tenant so that Tenant, at Tenant's option, may provide a representative to accompany the persons entering the Premises. If Tenant desires to have a representative accompany the persons entering the Premises, Tenant shall make a representative available within a reasonable time. Between the hours of 8:00 a.m. and 5:00 p.m. Monday through Friday, holidays excluded, a reasonable time shall be within one (1) hour of Landlord's request. Notwithstanding the forgoing, Landlord shall have no obligation to schedule with Tenant access in the event of an emergency.

31. ***Security Measures.*** Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises, and Landlord shall have no liability to Tenant due to its failure to provide such services. Tenant assumes all responsibility for the protection of Tenant, its agents, employees, contractors and invitees and the property of Tenant and of Tenant's agents, employees, contractors and invitees from acts of third parties.

32. ***Easements.*** Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and/or restrictions, so long as such easements, rights, dedications, maps and restrictions do not materially interfere with or disturb the access to the Premises or the use of the Premises by Tenant. The easements referred to above may include, but are not limited to, utility easements, drainage easements, access easements, easements relating to common walls and related covenants, conditions and restrictions. Tenant shall sign , and if requested acknowledge, any of the aforementioned documents within ten (10) business days after Landlord's request. The obstruction of Tenant's view, air or light by any structure erected in the vicinity of the Premises shall in no way affect this Lease or impose any liability upon Landlord.

33. ***Transportation Management.*** Tenant shall fully comply at its sole expense with all present or future programs implemented or required by any governmental or quasi-governmental entity to manage parking, transportation, air pollution or traffic in and around the Premises or the metropolitan area in which the Premises is located.

34. ***Severability.*** The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

35. ***Time of Essence.*** Time is of the essence with respect to each of the obligations to be performed by Tenant and Landlord under this Lease.

36. ***Definition of Additional Rent.*** All monetary obligations of Tenant to Landlord under the terms of this Lease, including, but not limited to, Base Rent, Operating Expenses, Real Property Taxes and late charges shall be deemed to be rent.

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37. irvcoRaoR,arioNOFPRioRAcReeMenrrs. This Lease and the attachments listed in Section 9.13 contain all agreements of the parties with respect to the lease of the Premises and any other matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. Except as otherwise stated in this Lease, Tenant hereby acknowledges that no real estate broker nor Landlord nor any employee or agents of any of said persons has made any oral or written warranties or representations to Tenant concerning the condition or use by Tenant of the Premises or concerning any other matter addressed by this Lease. 38. AMENDMENTS. ThIS Lease may be modified in writing only, signed by the parties in interest at the time of the modification. One or more emails signed by one or more parties shall never constitute a writing signed by the parties that is capable of amending or modifying the Lease. 39. NorrcEs. Ail notices required or permitted by this Lease shall be in writing and may be delivered (a) in person (by hand, by messenger or by courier service), (b) by U.S. Postal Service regular mail, (c) by U.S. Postal Service certified mail, return receipt requested or (d) by U.S. Postal Service Express Mail, Federal Express or other overnight courier, and shall be deemed sufficiently given if served in a manner specified in this section. Notices may not be given by email, and email notices shall not be binding on Landlord or Tenant for any purpose. Any notice permitted or required hereunder, and any notice to pay rent or quit or similar notice, shall be deemed personally delivered to Tenant on the date the notice is personally delivered to any employee of Tenant at the Premises. The addresses set forth in Section 1.14 of this Lease shall be the address of each party for notice purposes. Landlord or Tenant may by written notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereinafter designate by written notice to Tenant. Any notice sent by regular mail or by certified mail, return receipt requested, shall be deemed given three (3) days after deposited with the U.S. Postal Service. Notices delivered by U.S. Express Mail, Federal Express or other courier shall be deemed given on the date delivered by the carrier to the appropriate party's address for notice purposes. If notice is received on Saturday, Sunday or a legal holiday, it shall be deemed received on the next business day. Nothing contained herein shall be construed to limit Landlord's right to serve any notice to pay rent or quit or similar notice by any method permitted by applicable law, and any such notice shall be effective if served in accordance with any method permitted by applicable law whether or not the requirements of this section have been met. 40. WarveRs. No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Landlord or Tenant of the same or any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of partial payment of any sum due from Tenant shall be deemed a waiver by Landlord of its right to receive the full amount due, nor shall any endorsement or statement on any check or accompanying letter from Tenant be deemed an accord and satisfaction. Tenant hereby waives California Code of Civil Procedure Section 1179 and Civil Code section 3275 which allow tenants to obtain relief from the forfeiture of a lease, and Tenant hereby waives any claim it may have against landlord based on Landlord's failure to comply with Section 1938 of the California Civil Code. Tenant hereby waives for Tenant and all those claiming under Tenant all rights now or hereafter existing to redeem by order or judgment of any court or by legal process or writ Tenants right of occupancy of the Premises after any termination of this Lease. 41. CoveNaNrs. This Lease shall be construed as though Landlord's covenants contained herein are independent and not dependent and Tenant hereby waives the benefit of any statute to the contrary. All provisions of this Lease to be observed or performed by Tenant are both covenants and conditions. ~Z. BINDlN(i EFFECT; CHace of Law. Subject to any provision hereof restricting assignment or subletting by Tenant, this Lease shall bind the parties, their heirs, personal representatives, successors and assigns. This Lease shall be governed by the laws of the state in which the Premises is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Premises is located. 43, ATTORNEYS' Fees. If Landlord or Tenant brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, or appeal thereon, shall be entitled to its reasonable attorneys' fees and court costs to be paid by the losing party as fixed by the court in the same or separate suit, and whether or not such action is pursued to decision or judgment. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees and court costs reasonably incurred in good faith. Landlord shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default. Landlord and Tenant agree that attorneys' fees incurred with respect to defaults and bankruptcy are actual pecuniary losses within the meaning of Section 365(b)(1)(B) of the Bankruptcy Code or any successor statute. 44. Aucnonrs. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction or going-out-of-business sale upon the Premises. 25

45. Me~tcerz. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not result in the merger of Landlord's and Tenants estates and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies. 46. Qurer PossessioN. Subject to the other terms and conditions of this Lease and provided Tenant is not in default hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. 47. AuryoR~rr. If Tenant or Landlord is a corporation, trust, limited liability company, limited liability partnership or general or limited partnership, Tenant and Landlord represent and warrant that it is duly authorized to execute and deliver this Lease, and that this Lease is enforceable against said entity in accordance with its terms. If Tenant or Landlord is a corporation, trust, limited liability company, limited liability partnership or other partnership, Tenant and Landlord shall deliver to the other party upon demand evidence of such authority. 48. CoNFucr. Except as otherwise provided herein to the contrary, any conflict between the printed provisions, exhibits, addenda or riders of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions. 49. Mu~r~P~e PaRries. ff more than one person or entity is named as Tenant herein, the obligations of Tenant shall be the joint and several responsibility of all persons or entities named herein as Tenant. Service of a notice in accordance with Section 39 on one Tenant shall be deemed service of notice on all Tenants. 50. /NTERPRETAT/ON. ThIS Lease shall be interpreted as if it was prepared by both parties, and ambiguities shall not be resolved in favor of Tenant because all or a portion of this Lease was prepared by landlord. The captions contained in this Lease are for convenience only and shall not be deemed to limit or alter the meaning of this Lease. As used in this Lease, the words tenant and landlord include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine gender. 51. PROHIBITtOfJ AGAINST RECORDING. NeItI121' tI11S Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant. Landlord shall have the right to record a memorandum of this Lease, and Tenant shall execute, acknowledge and deliver to Landlord for recording any memorandum prepared by Landlord. 52. Rei,arioNSHiP of PnRnes. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant. 53. ParRror Acr. Tenant represents to Landlord that, (i) neither Tenant nor any person or entity that directly owns a 10% or greater private equity interest (i.e., not publically traded) in it nor any of its o~cers, directors or managing members is a person or entity (each, a "Prohibited Person") with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under Executive Order 13224 (the "Executive Order") signed on September 24, 2001, and entitled "Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Suppork Terrorism," or other governmental action, (ii) Tenants activities do not violate the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders promulgated thereunder (as amended from time to time, the "Money Laundering AcY') and (iii) throughout the term of this Lease, Tenant shall comply with the Executive Order and with the Money Laundering Act. Landlord represents to Tenant that, (i) neither Landlord nor any person or entity that directly owns a 10% or greater private equity interest (i.e., not publically traded) in it nor any of its officers, directors or managing members is a person or entity (each, a "Prohibited Person") with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under Executive order 13224 (the "Executive Order") signed on September 24, 2001, and entitled "Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism," or other governmental action, (ii) Landlord's activities do not violate the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders promulgated thereunder (as amended from time to time, the "Money Laundering Act") and (iii) throughout the term of this Lease, Landlord shall comply with the Executive Order and with the Money Laundering Act. 54. CONFIDENT/AL17Y. Teil811t acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate other leases. Tenant agrees that it and its partners, officers, directors, employees, brokers, and attorneys, if any, shall not disclose the terms and conditions of this Lease to any other person or entity without the prior written consent of Landlord, which may be given or withheld by Landlord, in Landlord's sole discretion, except to the extent required to comply with Applicable Laws, including, but not limited, disclosure requirements under federal and state securities laws. It is understood and agreed that damages alone would be an inadequate remedy for the breach of this provision by Tenant, and Landlord shall also have the right to seek specific performance of this provision and to seek injunctive relief to prevent its breach or continued breach. 26

55. ***Waiver of Jury Trial***. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD AND TENANT HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM OR CROSS-COMPLAINT IN ANY ACTION, PROCEEDING AND/OR HEARING BROUGHT BY EITHER LANDLORD AGAINST TENANT OR TENANT AGAINST LANDLORD ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE, OR REGULATION, EMERGENCY OR OTHERWISE, NOW OR HEREAFTER IN EFFECT.

56. ***Execution***.

56.1 ***Counterparts***. This Lease and any documents or addenda attached hereto (collectively, the "**Documents**") may be executed in two or more counterpart copies, each of which shall be deemed to be an original and all of which together shall have the same force and effect as if the parties had executed a single copy of the Document.

56.2 ***Electronic Signatures***. Landlord shall have the right, in Landlord's sole discretion, to insert the name of the person executing a Document on behalf of Landlord in Landlord's signature block using an electronic signature (an "**Electronic Signature**"), and in this event the Document delivered to Tenant will not include an original ink signature and Landlord shall have no obligation to provide a copy of such Document to Tenant with Landlord's original ink signature. A Document delivered to Tenant by Landlord with an Electronic Signature shall be binding on Landlord as if the Document had been originally executed by Landlord with an ink signature. Without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion, Tenant shall not have the right to insert the name of the person executing the Document on behalf of Tenant using an Electronic Signature and all Documents shall be originally executed by Tenant using an ink signature.

56.3 ***Electronic Format***. A Document executed by Landlord or Tenant and delivered to the other party in PDF, facsimile or similar electronic format (collectively, "**Electronic Format**") shall be binding on the party delivering the executed Document with the same force and effect as the delivery of a printed copy of the Document with an original ink signature.

56.4 ***Generally***. This Section describes the only ways in which Documents may be executed and delivered by the parties. An email from Landlord, its agents, brokers, attorneys, employees or other representatives shall never constitute Landlord's Electronic Signature or be otherwise binding on Landlord. Subject to the limitations set forth above, the parties agree that a Document executed using an Electronic Signature and/or delivered in Electronic Format may be introduced into evidence in a proceeding arising out of or related to the Document as if it was a printed copy of the Document executed by the parties with original ink signatures. Landlord shall have no obligation to retain copies of Documents with original ink signatures, and Landlord shall have the right, in its sole discretion, to elect to discard originals and to retain only copies of Documents in Electronic Format.

57. ***Reasonable Consent***. Whenever this Lease requires the consent of either party, such consent, unless specifically stated otherwise in this Lease, shall not be unreasonably withheld, conditioned or delayed. If either party withholds its consent or approval, such party shall, upon request, promptly deliver to the other party a written statement specifying in detail the reason or reasons why such consent or approval was withheld or refused; provided, however, if a party may withhold its approval in its sole discretion such party shall have no obligation to provide a statement to the other party.

LANDLORD AND TENANT ACKNOWLEDGE THAT THEY HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES. TENANT ACKNOWLEDGES THAT IT HAS BEEN GIVEN THE OPPORTUNITY TO HAVE THIS LEASE REVIEWED BY ITS LEGAL COUNSEL PRIOR TO ITS EXECUTION. PREPARATION OF THIS LEASE BY LANDLORD OR LANDLORD'S AGENT AND SUBMISSION OF SAME TO TENANT SHALL NOT BE DEEMED AN OFFER BY LANDLORD TO LEASE THE PREMISES TO TENANT OR THE GRANT OF AN OPTION TO TENANT TO LEASE THE PREMISES. THIS LEASE SHALL BECOME BINDING UPON LANDLORD AND TENANT ONLY WHEN FULLY EXECUTED BY BOTH PARTIES AND WHEN LANDLORD HAS DELIVERED A FULLY EXECUTED COPY OF THIS LEASE TO TENANT IN THE MANNER SET FORTH IN THIS LEASE. THE DELIVERY OF A DRAFT OF THIS LEASE TO TENANT SHALL NOT CONSTITUTE AN AGREEMENT BY LANDLORD TO NEGOTIATE IN GOOD FAITH, AND LANDLORD EXPRESSLY DISCLAIMS ANY LEGAL OBLIGATION TO NEGOTIATE IN GOOD FAITH.

[Remainder of this page left intentionally blank.]

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LANDLORD: The Realty Associates Fund IX, L.P., a Delaware limited partnership By: Realty Associates Fund IX LAC, a Massachusetts limited liability company, its general partner By: TA Realty, LLC, a Massachusetts linti lability company, its manager By: Realty AssociateFur~~~T~as Corporation, REIT General Pa ner .r s~ By: Officer TENANT: '~.,J Cavium, Inc., a Delaware cor ration By: ^~ ~ Its: (print title) (print name) lts: /~~~`~ (print title) 28

EXHIBIT A PREMISES The following diagram is intended only to show the general layout of the Premises, and shall not be interpreted to increase or decrease the size of the Premises. Exhibit A is not to be scaled and any measurements or distances shown on Exhibit A are approximates only. W 'd ~C

EXHIBIT B VERIFICATION LETTER Cavium, Inc., a Delaware corporation ("Tenant"), hereby certifies that it has entered into a lease with The Realty Associates Fund IX, L.P., a Delaware limited partnership ("Landlord"), and verifies the foilowing inforrnation as of the _day of _ 20_ Address of Premises: Leasable Area of Premises: Commencement Date: Lease Termination Date: initial Base Rent: Billing Address for Tenant: Attention: Telephone Number: Federal Tax ID No.: Tenant acknowledges and agrees that all tenant improvements Landlord is obligated to make to the Premises, if any, have been completed to Tenants satisfaction, that Tenant has accepted possession of the Premises, and that to Tenant's actual knowledge as of the date hereof there exist no offsets or defenses to the obligations of Tenant under the Lease. TENANT: Cavium, Inc., a Delaware corporation By: {print name) Its: (print title) By: (print name) Its: (print title) 30

EXHIBIT C

Form of HazMat Certificate

General Information

Name of Responding Company: ______________________________

Mailing Address: ______________________________

Signature: ______________________________

Title: ______________________ Phone: ______________________

Date: ____________ Age of Facility: ______________ Length of Occupancy: ____________

Major products manufactured and/or activities conducted on the property: ______________________________

Type of Business Activity(ies):
(check all that apply)

_______ machine shop
_______ light assembly
_______ research and development
_______ product service or repair
_______ photo processing
_______ automotive service and repair
_______ manufacturing
_______ warehouse
_______ integrated/printed circuit
_______ chemical/pharmaceutical product

Hazardous Materials Activities:
(check all that apply)

_______ degreasing
_______ chemical/etching/milling
_______ wastewater treatment
_______ painting
_______ striping
_______ cleaning
_______ printing
_______ analytical lab
_______ plating
_______ chemical/missing/synthesis
_______ silkscreen
_______ lathe/mill machining
_______ deionizer water product
_______ photo masking
_______ wave solder
_______ metal finishing

HAZARDOUS MATERIALS/WASTE HANDLING AND STORAGE

A. Are hazardous materials handled on any of your shipping and receiving docks in container quantities greater than one gallon? _______ Yes _______ No

B. If Hazardous materials or waste are stored on the premises, please check off the nature of the storage and type(s) of materials below:

Types of Storage Container
(list above-ground storage only)

_______ 1 gallon or 3 liter bottles/cans

Type of Hazardous Materials and/or Waste Stored

_______ acid

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_______ 5 to 30 gallon carboys
_______ 55 gallon drums
_______ tanks

_______ phenol
_______ caustic/alkaline cleaner
_______ cyanide
_______ photo resist stripper
_______ paint
_______ flammable solvent
_______ gasoline/diesel fuel
_______ nonflammable/chlorinated solvent
_______ oil/cutting fluid

C. Do you accumulate hazardous waste onsite? _______ Yes _______ No

If yes, how is it being handled?

_______ on-site treatment or recovery
_______ discharged to sewer
_______ hauled offsite   If hauled offsite, by whom ______________________
_______ incineration

D. Indicate your hazardous waste storage status with Department of Health Services:

_______ generator
_______ interim status facility
_______ permitted TSDF
_______ none of the above

WASTEWATER TREATMENT/DISCHARGE

A. Do you discharge industrial wastewater to:

_______ sewer
_______ storm drain
_______ surface water
_______ no industrial discharge

B. Is your industrial wastewater treated before discharge? _______ Yes _______ No

If yes, what type of treatment is being conducted?

_______ neutralization
_______ metal hydroxide formation
_______ closed-loop treatment
_______ cyanide destruct
_______ HF treatment
_______ other

SUBSURFACE CONTAINMENT OF HAZARDOUS MATERIALS/WASTES

A. Are buried tanks/sumps being used for any of the following:

_______ hazardous waste storage
_______ chemical storage
_______ gasoline/diesel fuel storage
_______ waste treatment
_______ wastewater neutralization
_______ industrial wastewater treatment
_______ none of the above

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B. If buried tanks are located onsite, indicate their construction` steel fiberglass concrete inside open vault double walled C. Are hazardous materials or untreated industrial wastewater transported via buried piping to tanks, process areas or treatment areas? Yes No D. Do you have wet floors in your process areas? Yes No If yes, name processes: E. Are abandoned underground tanks or sumps located on the property? _Yes No HAZARDaUS MATERIALS SPILLS. A. Have hazardous, materials ever spilled to: the sewer the storm drain onto the property no spills have occurred B. Have you experienced any leaking underground tanks or sumps? Yes No C. If spills have occurred, were they reported? Yes No Check which the government agencies that you contacted regarding the spill(s): Department of Heaith Services Department of Fish and Game Environmental Protection Agency Regional Water Quality Control Board Fire Departrrient 33

D. Have you been contacted by a government agency regarding soil or groundwater contamination on your site? Yes No Do you have exploratory wells onsite? Yes No If yes, indicate the following: Number of wells: Approximate depth o#wells: Well diameters: PLEASE ATTACH ENVIRONMENTAL REGULATORY PERMITS, AGENCY REPORTS THAT APPLY TO YOUR OPERATION AND HAZARDOUS WASTE MANIFESTS. Check off those enclosed: Hazardous Materials Inventory Statement, HMIS Hazardous Materials Management P{an, HMMP Department of Health Services, Generatory Inspection Report Underground Tank Registrations Industrial Wastewater Discharge Permit Hazardous Waste Manifest 34

Exhibit D

WORK LETTER AGREEMENT

This Work Letter Agreement ("**Work Letter Agreement**") is attached to a Standard Lease (the "**Lease**") entered into between The Realty Associates Fund IX, L.P., a Delaware limited partnership ("**Landlord**"), and Cavium, Inc., a Delaware corporation ("**Tenant**"), covering certain premises (the "**Premises**") more particularly described in the Lease, and is incorporated into the Lease by this reference.

1. Tenant Improvements. For purposes of this Work Letter Agreement, the "**Improvements**" shall mean the improvements to the Premises described on the Final Construction Drawings (as defined below). All Improvements made to the Premises shall be performed by Tenant. Subject to the reimbursement limitations set forth in Section 2.2 below, the Improvements shall be paid for from the Improvement Allowance (as defined below) or shall be paid for by Tenant, at Tenant's sole cost and expense. The Improvements to be constructed by Tenant shall include, but shall not be limited to, demolition, concrete work, iron work, rough and finish carpentry, insulation, sheet metal, glass and glazing, doors, door frames and hardware, dry wall, acoustical ceiling, flooring, painting and wall coverings, accessories and partitions, kitchen equipment, fire extinguishers and cabinets, window coverings, plumbing, HVAC equipment, relocation of existing and installation of new fire sprinkler heads, electrical, prefabricated partitions, telephone systems, cabling systems, final clean-up and labor, miscellaneous specialties, planning, engineering, plan checking, permitting, architectural and other design costs, general contractor and subcontractor general conditions, overhead and profit, moving and insurance costs.

2. Tenant Improvement Allowance.

2.1 Tenant Improvement Allowance.

(a) Improvements. Tenant shall be entitled to a tenant improvement allowance (the "**Improvement Allowance**") in a total amount equal to $7,273,813.00. The Improvement Allowance shall be used, subject to the limitations set forth in Section 2.2 below, to reimburse Tenant for the costs it incurs relating to the initial design and construction of the Improvements. In no event shall Landlord be obligated to make disbursements pursuant to this Work Letter Agreement in a total amount which exceeds the Improvement Allowance. Any portion of the Improvement Allowance not disbursed in accordance with this Work Letter Agreement shall be retained by Landlord and shall no longer be available to Tenant for any purpose.

(b) FF&E. Tenant may use up to $581,905.00 of the Improvement Allowance (the "**FF&E Allowance**") that is not used on the construction of the Improvements to reimburse Tenant for the actual out-of-pocket costs it pays to unrelated third parties for the purchase and installation of furniture, fixtures and equipment in the Premises (the "**FF&E Expenses**"). If Tenant desires to use the FF&E Allowance to reimburse itself for the cost of FF&E Expenses, Tenant shall provide to Landlord bills, invoices and other information reasonably acceptable to Landlord to document the FF&E Expenses paid by Tenant, and provided monies remain in the Improvement Allowance, Landlord shall reimburse Tenant for such amounts up to the FF&E Allowance within thirty (30) days after receiving such information. Tenant shall only have the right to make one request for the reimbursement of FF&E Expenses (the "**Reimbursement Request**") and the Reimbursement Request shall include all FF&E Expenses for which Tenant requests reimbursement. Landlord shall have no obligation to reimburse Tenant for any FF&E Expense that is not included in the Reimbursement Request.

2.2 Disbursement of the Tenant Improvement Allowance.

(a) Tenant Improvement Allowance Items. The Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "**Improvement Allowance Items**"):

(i) Payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3 of this Work Letter Agreement;

(ii) The payment of plan check, permit and license fees relating to construction of the Improvements;

(iii) The cost of the construction of the Improvements, including, without limitation, testing and inspection costs, trash removal costs, and contractors' fees and general conditions; provided, however, in no event shall the Improvement Allowance be used to pay the cost of computer or telephone wiring or any cost associated with the design, purchasing or installation of furniture, fixtures or equipment (collectively, "**FF&E**"), and all such costs shall be paid by Tenant, at Tenant's sole expense;

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(iv) The cost of any changes to the Final Construction Drawings (as that term is defined in Section 3.3 of this Work Letter Agreement) or Improvements required by any governmental agency; and (v) Sales and use taxes and Title 24 fees. (b) Disbursement. During the construction of the Improvements, Landlord shall make disbursements of the Improvement Allowance for Improvement Allowance Items and shall release monies as follows: (i) ~isbursemenis. Not more often than once in any thirty (30) day period, Landlord shall disburse to Tenant monies from the Improvement Allowance. Prior to Landlord making a disbursement, Tenant shall deliver to Landlord: (A) a request for payment, approved by Tenant, in a form which is reasonably acceptable to Landlord which shows the percentage of completion by trade of the Improvements; (B) invoices from all of Tenant's Agents (as defined below), for labor rendered and materials delivered with respect to such payment request in an amount not less than the amount of the Improvement Allowance Tenant has requested be reimbursed; (C) copies of executed mechanic's lien releases from ali of Tenant's Agents for work completed which shall comply with the appropriate provisions of California Civil Code Section 8134 {or, in the alternative, a mechanics lien release complying with California Civil Code Section 8132 accompanied by a copy of a check in the amount of the applicable payment that has been negotiated by the applicable contractor and that was delivered to the contractor in connection with the applicable 8132 release) and (D) proof that Tenant has previously paid to Tenants Agents the monies described in the payment request using checks from Tenants bank account. Within fifteen (15) days after Landlord has received all of this information, Landlord shall deliver a check to Tenant in an amount equal to the actual monies paid by Tenant to Tenant's Agents with respect to such payment request. Notwithstanding the foregoing, Landlord shall not be obligated to disburse to Tenant the last five percent (5%) of the Improvement Allowance until the requirements of Section 2.2(b)(ii) have been satisfied and Tenant has received a certificate of occupancy for the Premises. (ii) Final Completion. Within thirty (30) days after the Improvements have been completed, Tenant shall deliver to Landlord (A) properly executed mechanics lien releases in compliance with California Civil Code Section 8138 (or, in the alternative, a mechanics lien release complying with California Civil Code Section 8136 accompanied by a copy of a check in the amount of the applicable payment that has been negotiated by the applicable contractor and that was delivered to the contractor in connection with the applicable 8136 release); and {B) a certificate from the Architect, in a form reasonably acceptable to Landlord, certifying that the construction of the Improvements in the Premises has been substantially completed. Within ffteen (15) days after receiving the foregoing information, Landlord shall reimburse to Tenant any additional costs of constructing the Improvements to the extent not previously paid for in accordance with (i) above. {c) If Landlord fails to make a disbursement of the Improvement Allowance it is obligated to make pursuant to this Work Letter Agreement, Tenant may give to Landlord a written notice requesting payment of the disbursement (a "Disbursement Request'), and if Landlord is obligated to make the disbursement requested by Tenant Landlord shall make the disbursement to Tenant within thirty (30) days after its receipt of the disbursement Request. The Disbursement Request shall state the amount of the disbursement Tenant believes it is entitled to then receive (the "Disbursement Amount') and the reasons it believes such amount is then due. If Landlord does not provide to Tenant within thirty (34) days after receiving a Disbursement Request a written notice stating that it does not believe it is obligated to disburse all or part of the monies requested by Tenant in the Disbursement Request (a "Landlord Notice"), Tenant may deduct from the next Base Rent and Operating Expenses due under the Lease the Disbursement Amount. If Landlord gives a Landlord Notice, Tenant may not deduct the Disbursement Amount form the next Base Rent and Operating Expenses due under the Lease, but Landlord or Tenant shall then have the right to commence a reference proceeding as provided below. If it is determined pursuant to such proceeding that Tenant is entitled to a disbursement under Section 2.2(b), then Landlord shaft within ten (10) days following such determination, pay such amount to Tenant, plus interest thereon at ten percent {10%) per annum from the date such disbursement was due Tenant until the date of landlord's disbursement. If Landlord fails to pay such amount to Tenant within such ten (10) day period, Tenant may offset such amount against the next Base Rent and Operating Expenses due under the Lease. The reference shall take place before a referee pursuant to the provisions of California Code of Civil Procedure Section 638 et seq., and the determination to be made shall be binding upon the parties as if tried before a court or jury. The parties agree specifically as to the following: (i) Within five (5) business days after service of a demand by a party hereto, the parties shall agree upon a single referee who shall determine if Tenant is entitled to a disbursement under Section 2.2(b), and then report a finding or judgment thereon. If the parties are unable to agree upon a referee either party may seek to have one appointed, pursuant to California Code of Civil Procedure Section 640, by the presiding judge of the Santa Clara County Superior Court. (ii) The compensation of the referee shall be such charge as is customarily charged by the referee for like services. The cost of such proceedings shall initially be borne equally by the parties. However, the prevailing party in such proceedings shall be entitled, in addition to all other costs, to recover its contribution for the cost of the reference as an item of damages andlor recoverable costs. 36

(iii) If a reporter is requested by either party, then a reporter shall be present at all proceedings, and the fees of such reporter shall be borne by the party requesting such reporter. Such fees shall be an item of recoverable costs. Only a party shall be authorized to request a reporter. (iv) The referee shall apply all California Rules of Procedure and Evidence and shall apply the substantive law of California in deciding the issues to be heard. Notice of any motions before the referee shall be given, and all matters shall be set at the convenience of the referee. (v) The referee's decision under California Code of Civil Procedure Section 644, shall stand as the judgment of the court, subject to appellate review as provided by the laws of the State of California. (vi) The parties agree that they shall in good faith endeavor to cause any such dispute to be decided within sixty (60) days. The date of hearing for any proceeding shall be determined by agreement of the parties and the referee, or if the parties cannot agree, then by the referee. (vii) This Section 2.2(c) shall only apply to the resolution of a dispute concerning Tenants right to a disbursement under Section 2.2(b), and shall not apply to any other dispute between Landlord and Tenant. 3. Space Plan and Gonstruefian Orawinas 3.1 Sgace Pian. Within twenty (20) days after the execution of the Lease, Tenant shall submit to Landlord for approval a detailed space plan ("Space Plan") for the Premises which shall include, without ►imitation, the location of doors, partitions, electrical and telephone outlets, plumbing fixtures, heavy floor loads and other special requirements. Tenant shall use an architect selected by Tenant and reasonably approved by Landlord to prepare the Space Plan (the "Architect"). Landlord agrees to cooperate with Tenant and its design representatives in connection with the preparation of the Space Plan. Within five (5) business days after receipt by Landlord of the Space Plan, Landlord (I) shall give its written approval with respect thereto, which approval shall not be unreasonably withheld or conditioned, or (ii) shall notify Tenant in writing of its disapproval and state with specificity the grounds for such disapproval and the revisions or modifications necessary in order for Landlord to give its approval. Landlord's failure to respond within such five (5) business day period shall be deemed to be Landlord's approval of the Space Plan. Within five (5) business days following Tenants receipt of Landlord's disapproval, Tenant shall submit to Landlord for approval the requested revisions or modifications. Within five (5) business days following receipt by Landlord of such revisions or modifications, Landlord shall give its written approval with respect thereto or shall request other revisions or modifications therein (but relating only to the extent Tenant has failed to comply with Landlord's earlier requests). The preceding sentence shall be implemented repeatedly until landlord gives its approval to Tenant's Space Plan. 3.2 Construction Drawincts., Tenant shall retain engineering consultants (the "Engineers") that are reasonably acceptable to Landlord to prepare all plans and engineering drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work in the Premises. The plans and specifications to be prepared by Architect and the Engineers hereunder shall reflect only the improvements described on the final Space Plan and shall be known collectively as the "Construction Drawings." Tenant and Architect shall verify, in the field, the dimensions of the Premises and the conditions at the Premises, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord shall have the right to approve the Construction Drawings in Landlord's reasonable discretion, within five (5) business days after receipt by Landlord of the Construction Drawings, and the Construction Drawings shall not materially deviate from the Space Plan, which approval shall be provided as long as the Construction Drawings do not materially deviate from the Space Plan. Landlord's failure to respond within such five (5) business day period shall be deemed to be Landlord's approval of the Construction Drawings. Landlord's review of the Construction Drawings are for its sole benefit and Landlord shall have no liability to Tenant or Tenants Agents arising out of or based on Landlord's review. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant or Tenant's Agents by Landlord or Landlord's space planner, architect, engineers and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors arising therefrom. 3.3 Preparatinr~ of Fina! Cnnstruc#con Orawings. Tenant shall promptly cause the Architect and the Engineers to complete the Construction Drawings which shall be comprised of a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which will allow Tenant to obtain all applicable permits (collectively, the "Final Construction Drawings") and shall submit three (3) copies of the Final Construction Drawings to Landlord for Landlord's approval, which shall not be unreasonably withheld, conditioned or delayed and which approval shall not be withheld as long as the Final Construction Drawings do not materially deviate from the Construction Drawings. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Construction Drawings for the Premises if the same are unsatisfactory or incomplete in any respect. Landlord's failure to respond within such five (5) business day period shall be deemed to be Landlord's approval of the Final Construction Drawings. If Tenant is so advised, Tenant shall promptly revise the Final Construction Drawings to reflect Landlord's comments. 37

3.4 Permits and Changes. The Final Construction Drawings shall be approved by Landlord prior to the commencement of construction of the Improvements. After approval by Landlord of the Final Construction Drawings, Tenant shall submit the same to the appropriate governmental agencies in order to obtain all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permits or a certificate of occupancy for the Premises and that obtaining the same shall be Tenant's sole responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permits or certificate of occupancy. No changes, modifications or alterations in the Final Construction Drawings may be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

3.5 Compliance with Laws. Tenant shall be solely responsible for constructing the Improvements in compliance with all laws. Tenant acknowledges and agrees that it may be obligated to modify, alter or upgrade the Premises and the systems therein in order to complete the construction of the Improvements, and Landlord shall have no liability or responsibility for modifying, altering or upgrading the Premises or its existing systems. If, as a result of Improvements constructed in accordance with this Work Letter Agreement, Landlord is obligated to comply with the Americans With Disabilities Act and such compliance requires Landlord to make any improvements or alterations to any portion of the Premises outside the Building (an "**Exterior Alteration**"), Landlord shall pay the cost of such Exterior Alteration at Landlord's sole cost and expense, and such cost shall not be deducted from the Improvement Allowance.

3.6 Restorations. Upon the termination of the Lease, Landlord shall have the right to require Tenant to remove some or all of the Improvements and to return the Premises to the condition it was in prior to the installation of the Improvements (hereinafter "**Restorations**"). After Landlord has approve the Final Construction Drawings, Tenant shall have the right to request from Landlord a written determination of which Improvements, if any, Landlord will reserve the right to require Tenant to remove upon the termination of the Lease (a "**Landlord Restoration Determination**"). Within five (5) business days after receiving a written request from Tenant for a Landlord Restoration Determination, Landlord shall provide the Landlord Restoration Determination to Tenant. Upon the termination of the Lease, Landlord shall have the right at its sole option to elect to have Tenant leave some or all of the restorations described in the Landlord Restoration Determination, in which event such Improvements shall be the sole property of Landlord. Notwithstanding the forgoing, Tenant shall not be obligated to remove Improvements typically found in similar buildings being used for general office use.

4. Construction of Tenant Improvements.

4.1 Tenant's Selection of Contractors.

(a) The Contractor. Tenant shall select a qualified general contractor for the construction of the Improvements (the "**Contractor**"). The Contractor shall be experienced in the construction of tenant improvements similar to the Improvements in similar buildings under similar circumstances. In addition, the Contractor shall be financially solvent. Landlord shall have the right to approve the Contractor, in Landlord's reasonable discretion. If Landlord fails to approve or disapprove the Contractor within five (5) business days after Tenant provides Landlord with the all of the information Landlord has reasonably requested concerning the Contractor, Landlord shall be deemed to have approved the Contractor.

(b) Tenant's Agents. Landlord shall have the right to designate which subcontractors may perform work on the Building's roof and on the Landlord HVAC Units and the Landlord Boilers (as such terms are defined in the Addendum to this Lease). All of Tenant's subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "**Tenant's Agents**") shall be properly licensed by the state of California and shall be experienced in performing the work they have agreed to perform in similar buildings. Tenant shall submit a written list of Tenant's subcontractors performing work valued in excess of $250,000 to Landlord, and Landlord shall approve or disapprove the persons or entities on the list within five (5) business days after Landlord receives the list. If Landlord does not disapprove a person or entity on the list within said five (5) day period, said person or entity shall be deemed approved. If Landlord disapproves a person or entity on the list, Tenant shall submit the name of another person or entity to perform that work.

4.2 Construction of Tenant Improvements by Tenant's Agents.

(a) Construction Contract; Cost Budget. Within five (5) business days after Tenant enters into a construction contract with Contractor (the "**Contract**"), Tenant shall deliver a copy of the Contract to Landlord.

(b) Tenant's Agents.

(i) Indemnity. Tenant's indemnification set forth in the Lease shall also apply with respect to any and all damages, cost, loss or expense (including reasonable attorneys fees) related in any way to any act or omission of

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Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Improvements; provided, however, Tenant shall have no obligation to indemnify Landlord for liability arising out of the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents. By way of example, and not limitation, Tenant shall indemnify and defend Landlord from any Damages to the Premises caused by the actions of the persons constructing the Improvements.

(ii) Warranty. The Contractor shall guarantee to Tenant and for the benefit of Landlord that the Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the Commencement Date of the Lease. The correction of any defective work shall include, without additional charge, all additional expenses and damages incurred in connection with the removal or replacement of all or any part of the Improvements, and/or any other Building improvements that may be damaged or disturbed thereby. All such warranties or guarantees shall be contained in the Contract and shall inure to the benefit of both Landlord and Tenant. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

(iii) Insurance Requirements.

(A) General Coverages. All of Tenant's Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Landlord. Tenant's Agents shall not be entitled to satisfy their insurance obligations through self-insurance.

(B) Special Coverages. Tenant shall carry "Builder's All Risk" insurance in an amount reasonably approved by Landlord covering the construction of the Improvements, it being understood and agreed that the Improvements shall be insured by Tenant during the construction period and throughout the term of the Lease. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord.

(C) General Terms. Certificates for all insurance carried pursuant to this section shall be delivered to Landlord before the commencement of construction of the Improvements and before any equipment is moved onto the site. All such policies of insurance shall name Landlord and its property manager as an additional insured and must contain a provision that, to the extent commercially available, the company writing the policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance, provided that only ten (10) days' prior written notice shall be required prior to cancellation in connection with a failure to pay insurance premiums. In the event that the Improvements are damaged by any cause during the course of the construction thereof, Tenant shall promptly repair the same at Tenant's sole cost and expense, unless the damage results from the negligence or willful misconduct of Landlord or its employees, agents or contractors, in which case Landlord shall pay for the cost to repair. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until all of the Improvements are fully completed. All insurance, except Worker's Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against Landlord or Tenant. Such insurance shall provide that it is primary insurance as respects Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not limit Tenant's indemnification obligations under this Work Letter Agreement.

(c) Compliance With Laws and Other Landlord Requirements. The Improvements shall comply in all respects with the following: (i) all applicable building codes, laws and regulations; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters); and (iii) building material manufacturer's specifications. In addition, Tenant's Agents shall comply with all of Landlord's reasonable rules, regulations and procedures concerning the construction of improvements in the Building. Landlord's Construction Procedures are available from the Building's property manager and shall be provided to Tenant for review prior to the execution and delivery of this Lease.

(d) Inspection by Landlord. Landlord shall have the right to inspect the Improvements at reasonable times upon reasonable advance notice, provided however, that Landlord's inspection of the Improvements shall not constitute Landlord's approval of the Improvements. Any defects in the Improvements shall be rectified by Tenant at no expense to Landlord. Landlord shall have the right to receive a fee to reimburse it for its costs in providing approvals hereunder and in monitoring the construction of the Improvements in an amount equal to one percent (1%) of the total hard costs of constructing the Improvements (the "**Landlord Fee**"). In addition, if Landlord incurs architectural, engineering or other consultants' fees in evaluating such Improvements ("**Third Party Fees**"), Tenant shall reimburse Landlord for these fees in addition to the Landlord Fee. Landlord shall have the right to deduct the Landlord Fee and the Third Party Fees from the Improvement Allowance.

(e) Notice of Non-Responsibility. Not less than ten (10) days prior to the date Tenant intends to first commence construction of the Improvements, Tenant shall provide Landlord with written notice of its intention to commence construction. Landlord shall have the right from time to time to post notices of non-responsibility at the Premises.

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4.3 Notice of Completion; Copy of Record Set of Plans. Within fifteen (15) days after completion of construction of the Improvements, and as a condition to Landlord's final reimbursement of the Improvement Allowance, Tenant shall cause a Notice of Completion to be recorded in the office of the County Recorder for the County in which the Premises is located in accordance with Section 8182 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, and as a condition to Landlord's final reimbursement of the Improvement Allowance, (a) Tenant shall cause the Architect and Contractor (i) to update the Final Construction Drawings as necessary to reflect all changes made to the Final Construction Drawings during the course of construction, (ii) to certify to their knowledge that the "record-set" of as-built drawings are true and correct and (iii) to deliver to Landlord two (2) sets of copies of such record set of drawings, and (b) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

5. Completion. Tenant hereby covenants and agrees to cause the Improvements to be completed as soon as reasonably possible following the Delivery Date. Subject to the performance by Landlord of its obligations with respect to the funding of the Improvement Allowance, Tenant agrees to cause the Improvements to be paid for, at Tenant's sole cost and expense. Tenant shall be primarily obligated to complete the construction of the Improvements, and the failure of Tenant's Agents to perform their obligations with respect to the construction of the Improvements shall not relieve Tenant of its obligation to complete the construction of the Improvements. Tenant acknowledges and agrees that its obligation to pay Base Rent and other amounts due under the Lease as of February 1, 2018 is not conditioned on Tenant's completion of the Improvements prior to February 1, 2018 or at any other time. Consequently, Tenant shall be obligated to pay Base Rent, Operating Expenses and other amounts due under the Lease from and after February 1, 2018 even though Tenant is unable to occupy or use the Premises on February 1, 2018 due to its failure to complete the Improvements on or before August 1, 2018. Landlord shall have no obligation to make any disbursements from the Improvement Allowance after the August 1, 2018, and any monies remaining in the Improvement Allowance after such date shall be retained by Landlord and shall not be available to Tenant for any purpose.

6. Miscellaneous.

6.1 Tenant's Representative. Tenant has designated Scott Doubek as its sole representative with respect to the matters set forth in this Work Letter Agreement, and, until further notice to Landlord, Tenant's representative shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter Agreement.

6.2 Landlord's Representative. Landlord has designated Thomas Newman as its sole representative with respect to the matters set forth in this Work Letter Agreement, and until further notice to Tenant, Landlord's representative shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter Agreement.

6.3 Time of the Essence. Unless otherwise indicated, all references herein to a "**number of days**" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

6.4 Tenant's Default. Notwithstanding any provision to the contrary contained in the Lease, if Tenant commits a default as defined in Section 16.1 of the Lease, and fails to cure such default during any applicable cure period, then, in addition to all other rights and remedies granted to Landlord pursuant to the Lease, (a) Landlord shall have the right to withhold payment of all or any portion of the Improvement Allowance, and (b) Landlord shall have no other obligations under the terms of this Work Letter Agreement until such time as such default is cured pursuant to the terms of the Lease. The failure of Tenant to perform any of its obligations under this Work Letter Agreement shall constitute a default under Section 16.1(c) of the Lease.

6.5 Incorporation. This Work Letter Agreement is and shall be incorporated by reference in the Lease, and all of the terms and conditions of the Lease are and shall be incorporated herein by this reference. Unless otherwise defined herein, capitalized terms included in this Work Letter Agreement shall have the same meaning as capitalized terms included in the Lease.

40

Exhibit E Addendum to Standard Lease {the "Lease") Between The Realty Associates Fund IX, L.P. ("Landlord") and Cavium, Inc. ("Tenant") It is hereby agreed by Landlord and Tenant that the provisions of this Addendum are a part of the Lease. If there is a conflict between the terms and conditions of this Addendum and the terms and conditions of the Lease, the terms and conditions of this Addendum shall control. Capitalized terms in this Addendum shall have the same meaning as capitalized terms in the Lease, and, if a Work Letter Agreement is attached to this Lease, as those terms have been defined in the Work Letter Agreement. Landlord improvements: (a) Description of Improvements: Landlord shall make the following improvements to the Premises using building standard materials and procedures at Landlord's sole cost and expense (the "Landlord Improvements"): (1) Remove the equipment described on Exhibit 1 attached hereto; (2) Replace the existing roof membrane of the Building with a new roof membrane (the "New Roof Membrane"); (3) F2emove the HVAC units described on Exhibit 2 attached hereto and replace the HVAC units with the new HVAC units described on Exhibit 2 (the "Landlord NVAC Units"); and (4) Replace the two heating boilers described on Exhibit 2 and replace the boilers with the new boilers described on Exhibit 2 ("Landlord Boilers"). (b) Timing for Completion. Landlord shall use commercially reasonable efforts to complete the Landlord Improvements on or before June 30, 2017, but Landlord shall have no obligation to incur overtime expenses or other extraordinary costs. (c) coordination. Tenant acknowledges that Landlord will construct the Landlord Improvements after Landlord has delivered possession of the Premises to Tenant. Tenant agrees to move, from time to time, at Tenants sole cost and expense, its materials, furniture, fxtures, equipment and other personal property located at the Premises (the "Personal Property") to the extent necessary to permit Landlord's contractors to complete the Landlord Improvements in an expeditious manner. Landlord and Landlord's contractors shall have no obligation to move any of Tenants Personal Property. Tenant shall be obligated to cause its Personal Property to be moved promptly during the completion of the Landlord Improvements in accordance with Landlord's construction schedule. Landlord shall use reasonable efforts to keep Tenant informed of Landlord's construction schedule, and shall work with Tenant, at no cost to Landlord, to schedule any required movement of Tenant's personal property in a way that minimizes the number of times Tenant must move the personal property. Tenant acknowledges that the construction of the Landlord Improvements may prevent Tenant from using portions of the Premises from time to time and may interfere with the construction of the Improvements (as defined in the Work Letter Agreement) and #hat the construction of the Landlord Improvements will create noise dust and debris that may interfere with Tenant's use of the Premises. Tenant acknowledges and agrees that it shall have no right to any abatement of rent or to recover any other damages from Landlord due to its inability to use portions of the Premises while the Landlord Improvements are being completed or due to interference with its business operations caused by such construction or due to interterence with the construction of the Improvements. Landlord shall use its commercially reasonable efforts to minimize any interference with Tenant's construction of the Improvements and use of the Premises due to the completion of the Landlord Improvements; provided, however, that Landlord shall have no obligation to incur any extraordinary expenses (e.g., overtime costs). (d) ~Jelav iii Completifln: Subject to the limitations set forth below, if Landlord does no# substantially complete the Landlord Improvements on or before June 30, 2017 (the "Outside Completion Date"), for each day after the Outside Completion Date, as such date is adjusted as provided below, that Landlord does not tender possession of the Premises to Tenant, Tenant shall receive a $2,50Q.00 Base Rent abatement (the "Base Rent Abatement'). For purposes of calculating the Base Rent Abatement, the Outside Completion Date shall be extended by the period of any delay resulting from (a) delays in completing the Landlord Improvements caused by acts or omissions of Tenant, Tenant's agents, employees and contractors ("Tenant Delay") and (b) Force Majeure Events (e.g., if there was five (5) days of Tenant Delay, the Outside Completion Date would be extended to July 5, 2017). The Landlord Improvements shall be deemed "substantially" completed when the Landlord Improvements have been completed except for minor items or defects which can be completed or remedied without causing substantial interference with Tenant's use of the Premises. 41

(e) Warranty. For purposes of this Addendum Section, the "New Roof Membrane Completion Date" shall mean the date Landlord completes the installation of the New Roof Membrane, the "Landlord HVAC Units Completion Date" shall mean the date Landlord completes the installation of the Landlord HVAC Units and the "Landlord Boilers Completion Date" shall mean the date Landlord completes the installation of the Landlord Boilers. The New Roof Membrane Completion Date, the Landlord HVAC Units Completion Date and the Landlord Boilers Completion Date are hereinafter collectively referred to as the "Completion Dates". Landlord represents and warrants to Tenant (collectively, the "Warranties" and individually a "Warranty") that {i) on the New Roof Membrane Completion Date the New Roof Membrane will in good working order and condition, (ii) on the Landlord HVAC Units Completion Date, the Landlord HVAC Units will in good working order and condition and (iii) on the Landlord Boilers Completion Date, the Landlord Boilers will in good working order and condition. In the event that it is determined that a Warranty is untrue, Landlord shall not be in default under the Lease if after Landlord receives written notice of the untrue Warranty, Landlord promptly takes the ac#ions, at Landlord's sole expense, necessary to put the New Roof Membrane, the Landlord HVAC Units or the Landlord Boilers, as applicable, in good operating order, and such costs shall not be deducted from the Improvement Allowance (as defined in the Work Letter Agreement). The foregoing Warranties shall apply only to the condition of the New Roof Membrane, the Landlord HVAC Units or the Landlord Boilers, as applicable, between the applicable Completion Date and the date that is one hundred eighty (180) days after the applicable Completion Date (the "Warranty Period"), and shall not apply to any point in time after the last day of the applicable Warranty Period. Tenant may notify Landlord in writing (the "Warranty Notice") at any time during the applicable Warranty Period, time being of the essence, (the "Notice Date") of each way, if any, that a Warranty is untrue during the applicable Warranty Period (an "Untrue Warranty"). The Warranty Notice shall state the specific way in which the New Roof Membrane, the Landlord HVAC Units or the Landlord Boilers, as applicable, were not in good operating order during the applicable Warranty Period. Landlord shall have no responsibility to make a repair based on this Addendum Section unless Tenant notifies Landlord on or before the last day of the applicable Warranty Period in a Warranty Notice of the Untrue Warranty, and if Tenant notifies Landlord that the New Roof Membrane, the Landlord HVAC Units or the Landlord Boilers, as applicable, were not in good operating order after the last day of the applicable Warranty Period, Landlord shall have no obligation pursuant fo this Addendum Section to repair the IVew Roof Membrane, the Landlord HVAC Units or the Landlord Boilers, as applicable. Notwithstanding the forgoing, Landlord shall have no obligation pursuant to this Addendum Section to repair the New Roof Membrane, the Landlord HVAC Units or the Landlord Boilers, as applicable, if the repair is necessitated by the negligence or misuse of Tenant or by the construction by Tenant, its agents and contractors of the Improvements (as defined in the Work Letter Agreement). 2. Buiidinq Sign and Monument Sign. Subject to the following terms and conditions, Landlord shall permit Tenant to install, at Tenant's sole cost and expense, two (2) exterior building signs containing Tenants name and logo on the Building (the "Building Signs") and to place its name and logo on the existing monument sign at the Premises (the "Monument Sign"): (a) The Building Signs shall be similar to the sign shown on the sign specifications designated on Exhibit 3 attached hereto and incorporated herein by reference (the "Sign Specifications"). Landlord shall not unreasonably withhold its consent to modifications of the Sign Specifications; (b) The cost of designing, fabricating, installing and obtaining governmental approvals for the Building Signs shall be paid by Tenant, at Tenant's sole cost and expense. Landlord shall have the right to reasonably approve the contractor that installs the Building Signs and the contractor shall comply with ail of Landlord's policies and procedures relating to construction performed at the Premises (e.g., insurance, safety etc.); (c) Tenant shall maintain the Building Signs and the Monument Sign in good order and repair, at Tenants sole cost and expense; (d) Tenant's right to install the Building Signs and to place its name on the Monument Sign is subject to Tenant obtaining all required governmental approvals and permits for the installation of the Building Signs and to place its name on the Monument Sign, and Tenant's compliance with the terms and conditions of any covenants, conditions or restrictions applicable to the Building Signs and the Monument Sign. Landlord makes no representation or warranty that Tenant will be able to obtain the required approvals and permits for the installation of the Building Signs or to place its name on the Monument Sign, and Tenant's obligations under this Lease are not conditioned upon Tenants ability to obtain the approvals and permits or upon Tenant's ability to install the Building Signs or any other sign or to place its name on the Monument Sign; (e) Any material modification of the Building Signs or the Monument Sign shall be considered to be an "Alteration" within the meaning of Section 12.1 of the Lease, and shall be governed by the provisions thereof; and (~ Upon the termination or expiration of the Lease term, Tenant shall, at Tenant's sole cost and expense (i) remove the Building Signs and repair any damage to the Premises caused by the initial installation of the Building Signs and its removal and (ii) remove its name from the Monument Sign and repair any damages caused by such removal. 42

3. Additi~nai Sians. Tenant shall have the right to place additional signs on the Building containing Tenant's name (the "Additional Signs"}, and Landlord shall not unreasonably withhold, condition or delay its consent to Additional Signs. Sections 2(b)-(~ of this Addendum shall apply to the Additional Signs, 4. Option to Extend. Landlord hereby grants to Tenant the option to extend the term of the Lease for one (1) five (5)-year period (the "Extension Option") commencing when the initial lease term expires upon each and all of the following terms and conditions: (a) On a date which is prior to the date that the option period would commence (if exercised) by at least three hundred sixty (360) days and not more than four hundred fifty (450) days, Landlord shall have received from Tenant a written notice of the exercise of the option to extend the Lease for said additional term (an "Exercise Notice"), time being of the essence. If the Exercise Notice is not so given and received, the Extension Option shall automatically expire, Tenant shall no longer have the right to give an Exercise No#ice and this section shall be of no further force or effect. Tenant shall give the Exercise Notice using certified mail return receipt requested or some other method where the person delivering the package containing the Exercise Notice obtains a signature of the person accepting the package containing the Exercise Notice (e.g., by FedEx with the requirement that the Fed Ex delivery person obtain a signature from the person accepting the package). (b) All of the terms and conditions of the Lease except where specifically modified by this section shall apply:: (c) The monthly Base Rent payable during the option term shall be the Market Rate on the date the option term commences. (d) The term "Market Rate" shall mean the annual amount per rentable square foot that a willing, comparable renewal tenant would pay and a willing, comparable landlord of a similar building would accept at arm's length for similar space, giving appropriate consideration to the following matters: (i) annual rental rates per rentable square foot; (ii) the type of escalation clauses (including, but without limitation, operating expense, real estate taxes, and CPI) and the extent of liability under the escalation clauses i.e., whether determined on a "net lease" basis or by increases over a particular base year or base dollar amount); (iii) rent abatement provisions reflecting free rent and/or no rent during the lease term; (iv) length of lease term; (v) size and location of premises being leased; (vi) tenant improvement allowances being provided by similar landlord's to similar renewal tenants and (vii) other generally applicable terms and conditions of tenancy for similar space. The Market Rate may also designate periodic rental increases and similar economic adjustments. (e) If Tenant exercises the Extension Option, Landlord shall determine the Market Rate by using its good faith judgment. Landlord shall provide Tenant with written notice of such amount on or before the date that is two hundred seventy (270) days prior to the date that the term of the Extension Option will commence. Tenant shall have fifteen (15) days ("Tenants Review Period") after receipt of Landlord's notice of the new rental within which to accept such rental. In the event Tenant fails to accept in writing such rental proposal by Landlord, then such proposal shall be deemed rejected, and Landlord and Tenant shall attempt to agree upon such Market Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement within fifteen (15) days following Tenants Review Period ("Outside Agreement Date"), then each party shall place in a separate sealed envelope their final proposal as to the Market Rate, and such determination shall be submitted to arbitration in accordance with subsections {i) through (v) below. (i) Landlord and Tenant shall meet with each other within five {5) business days after the Outside Agreement Date and exchange their sealed envelopes and then open such envelopes in each other's presence. If Landlord and Tenant do not mutually agree upon the Market Rate within one (1) business day of the exchange and opening of envelopes, then, within ten {10) business days of the exchange and opening of envelopes, Landlord and Tenant shall agree upon and jointly appoint a single arbitrator who shall by profession be a real estate broker or agent who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of similar buildings in the geographical area of the Premises. Neither Landlord nor Tenant shall consult with such broker or agent as to his or her opinion as to the Market Rate prior to the appointment. The determination of the arbitrator shall be limited solely to the issue of whether Landlord's or Tenant's submitted Market Rate for the Premises is the closest to the actual Market Rafe for the Premises as determined by the arbitrator, taking into account the requirements for determining Market Rate set forth herein. Such arbitrator may hold such hearings and require such briefs as the arbitrator, in his or her sole discretion, determines is necessary. In addition, Landlord or Tenant may submit to the arbitrator with a copy to the other party within five (5) business days after the appointment of the arbitrator any market data and additional inforrnation such party deems relevant to the determination of the Market Rate ("MR Data"), and the other party may submit a reply in writing within five (5) business days after receipt of such MR Data. (ii) The arbitrator shall, within thirty (30) days of his or her appointment, reach a decision as to whether the parties shall use Landlord's or Tenants submitted Market Rate and shall notify Landlord and Tenant of such determination. 43

(iii) The decision of the arbitrator shall be final and binding upon Landlord and Tenant. (iv) If Landlord and Tenant fail to agree upon and appoint an arbitrator, then the appointment of the arbitrator shall be made by the presiding judge of the Superior Court for the county in which the Premises is located, or, if he or she refuses to act, by any judge having jurisdiction over the parties. (v) The cost of the arbitration shall be paid by Landlord and Tenant equally. (vi) Landlord shall have the right to require Tenant to execute and to deliver to Landlord an amendment to the Lease that accurately sets forth the extended term of the Lease and the new Base Rent and other economic terms, if any. Within ten (1D) days after Landlord provides the amendment to Tenant, Tenant shall execute the amendment and deliver the amendment to Landlord. Landlord's election not to require Tenant to execute an amendment shall not invalidate Tenants exercise of the Extension Option. 5. Antenna Equipment. Tenant shall have the right to use a portion of the root of the Building to install, operate and maintain one antenna or one microwave dish (the, "Antenna Equipment'). The Antenna Equipment shall be installed, maintained, operated and removed at Tenant's sole cost and expense. The Antenna Equipment shall be located in an area of the roof proposed by Tenant and approved by Landlord, in Landlord's reasonable discretion. The Antenna Equipment shall be used by Tenant to send and receive radio signals for use in Tenant's business operations at the Premises, and Tenant shall not have the right to permit third parties unrelated to Tenant to use or install Antenna Equipment (e.g., telephone companies). Tenants use of the Antenna Equipment shall be subject to receipt by Tenant of all required governmental approvals and shall not interfere with the building systems. Landlord makes no representation or warranty to Tenant that it will be able to obtain permits and approvals required for the installation of the Antenna Equipment, and Tenant's obligations under this Lease are not continent or conditioned upon its ability to install or operate the Antenna Equipment. Tenant shall pay for any damage or wear and tear to the roof caused by the installation, repair, operation and removal of the Antenna Equipment. Tenant acknowledges that Landlord may decide, in its sole discretion, from time to time, to repair or replace the roof of a Building (hereinafter "Roof Repairs"). If Landlord elects to make Roof Repairs, Tenant shall, upon Landlord's request, temporarily remove the Antenna Equipment so that the Roof Repairs may be completed. The cost of removing and reinstalling the Antenna Equipment shall be paid by Tenant, at Tenants sole cost and expense. Landlord shall not be liable to Tenant for any damages, lost profits or other costs or expenses incurred by Tenant as the result of the Roof Repairs. On the termination of this Agreement, Tenant shall remove the Antenna Equipment and all associated cabling and repair any damages caused thereby, at Tenants sole cost and expense. Any repairs to the roof shad be performed by a contractor designated by Landlord, and paid for by Tenant. For purposes of Section 18 of the Lease, all equipment installed by Tenant on the roof of a Building and Tenants use of the equipment shall be considered a use of the Premises, 6. Certain Subleases. Tenant has requested that Landlord agree to permit Tenant to sublease up to twenty-five percent (25%) of the leasable area of the Building to one or more subtenants without the prior consent of Landlord. Landlord has agreed to permit Tenant to sublease up to twenty-five percent (25%) of the leasable area of the Building to one or more subtenants without Landlord's consent on the following terms and conditions; (a) Tenant may sublease not more than twenty-five percent {25%) of the leasable area of the Building to one or more subtenants without Landlord's consent (the "Permitted Subtenants"). The Permitted Subtenants shall not occupy collectively more than twenty-five percent (25%) of the leasable area of the Building. Each Permitted Subtenant shall enter into a written sublease (a "Permitted Sublease") with Tenant prior to occupying any part of the Premises, and the area occupied by a Permitted Subtenant is hereinafter referred to as "Subleased Premises". A copy of the Permitted Sublease shall be delivered to Landlord prior to the Permitted Subtenant occupying the Subleased Premises. Tenant must at all times be occupying not less than fifty percent (50°/o) the Premises during the term of a Permitted Sublease. (b) Pursuant to each Permitted Sublease, the Permitted Subtenant shall expressly assume, for the express beneft of Landlord, all of the indemnity and insurance obligations of the Tenant under the Lease with respect to the Subleased Premises, provided that the foregoing shall not be construed as relieving or releasing Tenant from any such obligations. (c) Nothing contained in the Permitted Sublease shall be construed as relieving or releasing Tenant from any of its obligations under the Lease, it being expressly understood and agreed that Tenant shall remain liable for such obligations notwithstanding anything contained in the Permitted Sublease. Tenant shall be responsible for the perforrnance of all the terms and conditions of the Permitted Sublease, it being understood that Landlord is not a party to the Permitted Sublease and, notwithstanding anything to the contrary contained in the Permitted Sublease, is not bound by any terms, provisions, representations or warranties contained in the Permitted Sublease and is not obligated to Tenant or Subtenant for any of the duties and obligations contained therein. A Permitted Sublease shall be subject and subordinate to the terms of the Lease. The Permitted Sublease shall expressly provide that a Subtenant shall have no rights or clams against Landlord based on the Permitted Sublease. 44

7. Driveway. Tenant currently leases the two buildings (including all associated parking areas) that are adjacent to the Premises (the "**Adjacent Buildings**"). The Adjacent Buildings are located at 2315 and 2345 North First Street, San Jose, California. The parking areas of the Premises and the parking areas of the Adjacent buildings are separated by a strip of landscaping and Tenant has requested that it be permitted to create one driveway opening that is approximately twenty (20) feet wide at some location along this strip of landscaping to connect the parking areas of the Premises and the parking areas of the Adjacent Buildings (the "**Driveway**"). Tenant's obligations under the Lease are not conditioned or contingent upon Tenant's ability to install the Driveway. Landlord hereby consents to the creation of the Driveway subject to the following terms and conditions:

(a) Prior to installing the Driveway, Tenant shall obtain all required governmental permits and approvals (collectively, "**Permits**"), and Landlord shall have the right to approve the Permits and any conditions imposed by applicable governmental agencies in connection with the Permits in Landlord's reasonable discretion.

(b) Prior to installing the Driveway, Tenant shall obtain approvals from any other person or entity affected by the Driveway (e.g., utility companies), and the approvals and any conditions associated with the approvals shall be acceptable to Landlord in Landlord's reasonable discretion.

(c) As a condition to Tenant's right to install the Driveway, any lender with a lien encumbering the Premises or the Adjacent Property shall consent to the installation of the Driveway, and shall agree to subordinate the lien of its deed of trust to the Driveway Agreement (as defined below). Landlord makes no representation or warranty to Tenant that the lender(s) will consent to the Driveway.

(d) Prior to installing the Driveway, Landlord, Tenant and the owner of the Adjacent Building shall enter into a written agreement that governs the use, maintenance, repair and removal of the Driveway, and liability associated with the use of the Driveway (the "**Driveway Agreement**"). At Landlord's option, the Driveway Agreement shall be recorded so as to encumber title to the Premises and the Adjoining Properties. All of the terms and conditions of the Driveway Agreement shall be acceptable to Landlord in its reasonable discretion. The Driveway Agreement shall require Tenant, at Landlord's option, to remove the Driveway and to restore the landscaping strip to its original condition (the "**Restorations**") on the first to occur of (i) Tenant not leasing all of the Adjacent Buildings and (ii) Tenant not leasing all of the Premises. The Restorations shall be completed by Tenant at Tenant's sole cost and expense, and shall be completed to Landlord's reasonable satisfaction. If any lender subordination is required, Tenant shall be obligated to obtain the lender subordination at Tenant's sole cost and expense.

(e) Landlord shall have the right to approve the location of the Driveway, in Landlord's reasonable discretion.

(f) The Driveway shall have an asphalt surface and shall be connected to the asphalt surfaces of the parking areas of the Premises and the Adjacent Buildings in a manner and using materials approved by Landlord in its reasonable discretion.

(g) Tenant shall pay all costs and expenses associated with the installation, maintenance, repair and removal of the Driveway at Tenant's sole cost and expense, and Landlord shall have no obligation to incur any cost, expense or liability in connection with the installation, maintenance, repair and removal of the Driveway.

(h) Tenant shall reimburse Landlord for any costs it incurs in connection with the approval of the Driveway, the preparation of the Driveway Agreement and the preparation and approval of any other agreements or documents. By way of example and not limitation, Tenant shall reimburse Landlord for all attorneys fees it incurs in evaluating and approving the Driveway (including, but not limited to, attorneys fees incurred in the negotiation and preparation of the Driveway Agreement and in obtaining the approvals of any lender), permit costs, engineering fees, increased taxes and utility charges. Tenant shall reimburse Landlord for the Landlord Costs within thirty (30) days after Landlord provides Tenant with reasonable evidence of such costs and requests reimbursement.

(i) Landlord shall have the right to require that Tenant obtain a survey establishing the exact location of the Driveway, at Tenant's sole cost and expense.

(j) Tenant shall construct the Driveway in a good and workmanlike manner, in compliance with all Permits and other laws and in compliance with any other agreements applicable to the Driveway, at Tenant's sole cost and expense. Section 12 of the Lease shall apply to the construction of the Driveway, and if there is a conflict between Section 12 of the Lease and this Addendum section, this Addendum section shall control.

8. Underground Telecommunications Conduit. Tenant has requested that it be permitted to install, operate and maintain underground telecommunications conduit containing telecommunications cabling between the Premises and the Adjacent Buildings (the "**Telecom Conduit**"). Tenant's obligations under the Lease are not conditioned or contingent upon

45

Tenant's ability to install the Telecom Conduit. Landlord hereby consents to the installation of the Telecom Conduit on the Premises subject to the following terms and conditions: (a) Prior to installing the Telecom Conduit, Tenant shall obtain all required governmental permits and approvals (collectively, "Conduit Permits"), and Landlord shall have the right to approve the Conduit Permits and any conditions imposed by applicable governmental agencies in connection with the Conduit Permits in Landlord's reasonable discretion. (b) Prior to installing the Telecom Conduit, Tenant shall obtain approvals from any other person or entity affected by the Telecom Conduit (e.g., utility companies), and the approvals and any conditions associated with the approvals shall be acceptable to Landlord in Landlord's reasonable discretion. {c) Landlord shall have the right to approve the location of the Telecom Conduits, in Landlord's reasonable discretion. (d) Any trenching and replacement of asphalt, concrete or landscaping shall be accomplished using materials and in a manner approved by Landlord in its reasonable discretion. (e) Tenant shall pay all costs and expenses associated with the installation, maintenance, repair and removal of the Telecom Conduit at Tenants sole cost and expense, and Landlord shall have no obligation to incur any cost, expense or liability in connection with the installation, maintenance, repair and removal of the Telecom Conduit. (fl Tenant shall reimburse Landlord for any costs it incurs in connection with the approval of the Telecom Conduit (e.g., engineering fees etc.). (g) Landlord shall have the right to require that Tenant obtain a survey establishing the exact location of the Telecom Conduit, at Tenants sole cost and expense. (h) Tenant shall construct the Telecom Conduits in a good and workmanlike manner, in compliance with all Conduit Permits and other laws and in compliance with any other agreements applicable to the Telecom Conduit, at Tenant's sole cost and expense. Section 12 of the Lease shall apply to the construction of the Telecom Conduit, and if there is a conflict between Section 12 of the Lease and this Addendum section, this Addendum section shall control. (i) The Telecom Conduits shall be used solely for Tenants business operations at the Premises and the Adjacent Buildings and shall not be used by any third parties. After the term of the Lease ends, Tenant shall no longer have the right to use the Telecom Conduits for any purpose. 9. Replacemeni'of Prior Lease. On January 31, 2017, Landlord and Tenant executed and delivered an earlier version of this Lease (the "Prior Lease"). This Lease supersedes and replaces the Prior Lease, and from and after the execution and delivery of this Lease, the Prior Lease shall be of no force or effect. (Remainder of page left intentionally blank.] 46

IN WITNESS WHEREOF, the parties hereto have respectively executed this Addendum.

LANDLORD:

The Realty Associates Fund IX, L.P.,
a Delaware limited partnership

By: Realty Associates Fund IX LLC,
a Massachusetts limited liability company,
its general partner

By: TA Realty, LLC,
a Massachusetts limited liability company,
its manager

By: ______________________
Officer

By: Realty Associates Fund IX Texas Corporation,
REIT General Partner

By: ______________________
Officer

TENANT:

Cavium, Inc.,
a Delaware corporation

By: ______________________

Vincent P. Pangrazio
(print name)

Its: **SVP & General Counsel**
(print title)

By: ______________________

Anthony Chadwick
(print name)

Its: CFO
(print title)

47

Exhibit 1 to Addendum to Lease

Equipment	S/N
Greenheck Exhaust Fan	05L18350
Aayon Make Up Air Unit	200601-BNWV00252
Vaporstream Humidifier	1137924-01-01-CC
Trane 10-ton Condensing Unit	5512S9GAD
Trane 20-ton Condensing Unit	R111SMYAH
Mitsubishi Condensing Unit	M/N - PU12K1
Utility Exhaust Fan	#21
Utility Exhaust Fan	#22
Utility Exhaust Fan	#23
Utility Exhaust Fan	#14

48

Exhibit 2 to Addendum to Lease

(Description of HVAC Units and Boilers to be Removed and Description of New Replacement HVAC Units and Boilers to be Installed)

Existing Equipment

Equip ID	Manufacturer	Equip Type	Capacity
AC-1	TRANE	A/C UNIT	105 ton
AC-2	TRANE	A/C UNIT	70 ton
AC-3	TRANE	A/C UNIT	50 ton
AC-4	TRANE	A/C UNIT	70 ton
AC-5	TRANE	A/C UNIT	35 ton
AC-6	TRANE	A/C UNIT	35 ton
B-1	TELEDYNE	BOILER	1.43 million BTUH
B-2	TELEDYNE	BOILER	1.43 million BTUH

Replacement Equipment

Equip ID	Manufacturer	Equip Type	Capacity
AC-1	TBD	A/C UNIT	105 ton
AC-2	TBD	A/C UNIT	70 ton
AC-3	TBD	A/C UNIT	50 ton
AC-4	TBD	A/C UNIT	70 ton
AC-5	TBD	A/C UNIT	35 ton
AC-6	TBD	A/C UNIT	35 ton
B-1	TBD	BOILER	1.43 million BTUH
B-2	TBD	BOILER	1.43 million BTUH

49

Exhibit 3 to Addendum to Lease (Building Sign Specifications) gp~ ~. _ _ ._... -ice _,......._,_, _,..._...._.~._ _ _ _ _. _ _. , . ____ .: f . ~ 7' 7 5116' ~~~~ ~~~~I~~~ I~~~ 3' 0.0• f v~<n..~w i^a.'~,..n o~vnrmdm.a~e.w..n~s•a~ cq.w~.:aua~t~,a ~r°a'..~xan'+~-V*r~ tw~nuu» wAiaKgltuaavxatM[ ~~tMtMpi~rt (.4Gk~ L6IX.~Hn~ SYdnEI BuildangSEgn£{awcion stbnnre:. .~ IOS¢crafooc ... 50

EXHIBIT B

BILL OF SALE

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MARVELL SEMICONDUCTOR INC., a California corporation ("Seller") does hereby grant, bargain, sell, transfer, set over, assign, convey and deliver to A10 NETWORKS, INC., a Delaware corporation ("Buyer"), all of the cubicles, office and conference room furniture, soft seating, racking equipment and other furniture and equipment owned by Seller that is located within the Premises subleased by Seller to Buyer pursuant to that certain Sublease dated as of ________________, 2019, as of the expiration or earlier termination of such Sublease, and more particularly listed on Schedule 1 attached hereto (the "Existing Furniture").

BUYER ACKNOWLEDGES THAT SELLER IS SELLING AND BUYER IS PURCHASING SUCH EXISTING FURNITURE ON AN "AS IS WITH ALL FAULTS" BASIS AND THAT BUYER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, ITS AGENTS, EMPLOYEES OR BROKER AS TO AN MATTERS CONCERNING SUCH EXISTING FURNITURE. WITH RESPECT TO ALL MATTERS TRANSFERRED HEREUNDER, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE OF CALIFORNIA (OR ANY OTHER STATE).

This Bill of Sale shall be binding upon and inure to the benefit of the successors and permitted assigns of Buyer and Seller.

This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

[*Remainder of page intentionally left blank.*]

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1N WITNESS WHEREOF, tl~e undersigned has executed this Bill of Sale as of tine day and year written below. SELLER: MARVELL SEMICONDUCTOR, INC., a California corpot~ation By: Name: Title: 4823-0652-5588v4 S1F118332013

SCHEDULE 1 TO BILL OF SALE LIST OF EXISTING FURNITURE 4823-0652-5588v4 SLF118332013

EXHIBIT C

WORK LETTER

This **Exhibit C** is attached to and made a part of the Sublease by and between MARVELL SEMICONDUCTOR, INC., a California corporation ("**Sublandlord**"), and A10 NETWORKS, INC., a Delaware corporation ("**Subtenant**") dated as of April __, 2019 (the "**Sublease**") for the Premises (as defined and more particularly described in Section 2.1 of the Lease referred to in the aforesaid Sublease (the "Lease") and depicted on Exhibit A attached to the Lease, consisting of the Building (as defined in the Lease), the approximate leasable area of which is one hundred sixteen thousand three hundred eighty-one (116,381) square feet and the other areas depicted on Exhibit A attached to the Lease. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Sublease referred to above.

1. CONSTRUCTION DRAWINGS FOR THE INITIAL IMPROVEMENTS.

1.1 **Submittal and Approval of Plans.** Sublandlord shall construct, or cause to be constructed, improvements in the Premises (the "**Initial Improvements**") in conformance with the Approved Final Plans approved by Sublandlord and Subtenant and developed pursuant to this Paragraph 1.1 (including, if identified in the Approved Final Plans, Subtenant's fixtures, work-stations, built-in furniture or equipment, including cabling) and in accordance with this Work Letter and otherwise in conformance with the direction and instruction of Subtenant. Sublandlord and Subtenant hereby approve the Initial Improvements identified on that certain Scope of Work dated April 22, 2019 and delivered to Sublandlord on or before the date of the Sublease (the "**Approved Preliminary Scope**"). Subtenant shall promptly deliver to Sublandlord, information in addition to the Approved Preliminary Scope, sufficient to allow Sublandlord to develop, or cause to be developed, preliminary plans and specifications for the Initial Improvements. Sublandlord shall promptly cause the preparation of such preliminary plans and specifications and Sublandlord shall deliver such preliminary plans and specifications to Subtenant. Following delivery to Subtenant of such preliminary plans and specifications, Subtenant shall promptly review them and either (i) approve them, which approval shall not be unreasonably withheld, conditioned or delayed or (ii) specify in writing its objections to such preliminary plans and specifications, and all changes that must be made to such preliminary plans and specifications to satisfy such objections. If Subtenant does deliver such written objections within such time period, then the parties shall confer and use their best efforts to resolve such objections by Subtenant promptly after Sublandlord has received notice thereof.

As soon as the preliminary plans and specifications are approved by both Sublandlord and Subtenant, Sublandlord shall cause to be prepared final plans and specifications and working drawings ("Final Plans") for the Initial Improvements, as well as an estimate of the total cost for the Initial Improvements ("Cost Estimate"), all of which final plans and specifications and working drawings are consistent with and are logical evolutions of the preliminary plans and specifications approved by the parties. Subtenant acknowledges that the Cost Estimate is an estimate only and does not limit Subtenant's obligation to pay all costs of designing, permitting and constructing the Initial Improvements as provided in Paragraph 2 below. Following delivery to Subtenant of such Final Plans and Cost Estimate, Subtenant shall promptly review them and either (i) approve them, which approval shall not be unreasonably withheld, conditioned or delayed or (ii) specify in writing its objections to such Final Plans and Cost Estimate, and all changes that must be made to such Final Plans and Cost Estimate to satisfy such objections. If Subtenant does deliver such written objections within such time period, then the parties shall confer and use their best efforts to resolve such objections by Subtenant promptly after Sublandlord has received notice thereof.

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As soon as the Final Plans are approved by Subtenant, Sublandlord shall submit the same to the Landlord for its approval to the extent such approval is required under Section 12.1 of the Lease. Following Landlord and Subtenant's (and Landlord's to the extent required under the Lease) approval of the Final Plans, four (4) copies of such Final Plans shall be initialed and dated by Sublandlord and Subtenant, and Sublandlord shall submit such Final Plans to all appropriate governmental agencies for approval. Immediately after all such governmental approvals have been obtained, the Final Plans so approved (including any governmentally required changes), and all change orders specifically permitted by this Work Letter, are referred to herein as the "**Approved Final Plans**" and shall become part of this Sublease as though set forth in full. Sublandlord shall cause the Initial Improvements to be constructed in a good workmanlike manner, free of defects and using new materials and equipment of good quality and in accordance with all rules, regulations, codes, ordinances, statutes, and laws of any governmental or quasi-governmental authority and in accordance with the Approved Final Plans, as amended. Sublandlord shall not construct or install any improvements that are not shown on the Final Plans unless Subtenant requests and Sublandlord approves the same pursuant to Paragraph 1.2 below. Construction of the Initial Improvements shall be performed by Sublandlord on an "open-book" basis and Subtenant shall have access to all books, records, invoices, plans, specifications, contracts and notices in connection with such construction. Without limiting the foregoing, upon approval of the cost of the Initial Improvements and selection of the general contractor and other Construction Consultants (defined below), Sublandlord shall enter into a Guaranteed Maximum Price (GMP) construction contract for the Initial Improvements with the general contractor selected by Subtenant and approved by Sublandlord in the amount of approved Cost Estimate; provided, however, that Sublandlord will only enter into such GMP construction contract as provided above if the general contractor selected by Subtenant and approved by Sublandlord will also execute such GMP construction contract. Sublandlord shall use reasonable efforts, at Subtenant's request and direction, to cause the Initial Improvements to be performed in accordance with the provisions of such approved GMP construction contract.

1.2 Requested Changes. Subtenant shall make no changes or modifications to the Approved Final Plans without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld, conditioned or delayed. All such requests for changes and consent shall be subject to the procedures set forth in Paragraph 5 hereof.

2. COST OF INITIAL IMPROVEMENTS. Notwithstanding the Cost Estimate, Subtenant shall bear all costs of designing, permitting and constructing the Initial Improvements, including, without limitation, the Improvement Costs (as defined in Paragraph 2(a) below). The term "Improvement Costs" shall mean and include all of the following:

(i) All "hard" construction costs for the construction of the Initial Improvements according to the Approved Final Plans and all approved changes thereto, including, but not limited to:

(A) All labor costs, including, without limitation, the cost of a project manager to be hired by Sublandlord; it being understood and agreed that Sublandlord shall hire a third-party project manager selected by Subtenant and reasonably approved by Sublandlord to oversee the construction of the Initial Improvements ,

(B) Costs of all materials and supplies;

(C) Contract price for all construction work undertaken by general contractors and sub-contractors including, without limitation, the amount required to be paid to the general contractor selected by Sublandlord to construct the Initial Improvements as set forth in such

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general contractor's approved bid and any other actual costs and charges foi- material and labor, contractor's profit and general overhead incurred by Sublandlord for the Initial Improvements. (D) Fees, taxes or other charges levied by governmental or quasi- governmental agencies (including public utilities) in comlection with the issuance of all authorizations, approvals, licenses, and permits necessary to undertake construction of the Initial Improvements; (E) The cost of all equipment and fixtures provided for in the Approved Final Plans, including the cost of installation; (F) The cost of all concrete, welding, survey and other testing expenses; (G) The cost of premiums for surety bonds, i~ any, including but not limited to payment and performance bonds and mechanics' lien bonds, but only if such bonds ai~e required by Subtenant or by Landlord pursuant to the Lease; and (H) The cost of installing standard utility services (i.e., standard HVAC controls and distribution facilities; standard electrical panels, distribution facilities, wiring, fixtures, switches and receptacles) and special utility services (i.e., services other than those specified above). (ii) All "soft" construction costs directly or indirectly related to the construction of the Initial Improvements including, but not limited to, the following: (A) Engineering, space planning and architectural fees for preparation of all plans, specifications and working drawings and processing of applications for all governmental authorizations, approvals, licenses and permits; (B) Fees of engineers, space plaimers, architects, and others providing professional or extra services in connection with the construction of the Initial Improvements (however, there shall be no fee for Sublandlord's supervision or inspection of construction of the Initial Improvements); and (C) City inspection fees, recording costs and filing fees. (iii) All costs and fees to be paid to Landlord by Sublandlord as Tenant under the Lease, in connection with the construction of the Initial Improvernents, including, without limitation, the Landlord's Fee referred to in Section 12.1 of the Lease, and all architectural, engineering or other consultant's fees incurred by Landlord, if any, its connection with evaluating the Initial Improvements, and the cost of any lien and completion bond that Landlord may require Sublandlord, as Tenant under the Lease, to provide to Landlord pursuant to Section 12.1 of the Lease. Prior to the commencement of construction of the Initial Improvements, Subtenant shall pay to Sublandlord in immediately available funds an amount equal to the estimated Improvement Costs (taking into consideration tl~e final bid price received by Sublandlord from the general contractor selected by Subtenant to construct the I~~itial Improvements (which general contractor shall be subject to the reasonable approval of Sublandlord (and approval of Landlord if required under the Lease)) as determined by Sublandlord in good faith (the "Initial Construction Funds"). Such payment of the Initial Construction Funds by Subtenant to Sublandlord shall occur after the amount of such Initial Construction Ftmds has been determined by Sublandlord and within five (5) business days following the date Sublandlord requests such Initial Construction Funds from Subtenant. Such Initial Construction Funds 3 4823-0652-5588v4 SLF118332013

received by Sublandlord from Subtenant pursuant to the terms immediately above shall be used by Sublandloi~d solely to pay for Improven~ei~t Costs incurred in connection with tl~e desig~l, permitting a~~d coi~st~~uction of tl~e Initial Improvements. If, following completion of the construction of the I»itial Impt~ovements, the total Improvement Costs incurred by Sublandlord in connection with the design, permitting and construction of the Initial Improvements exceed the Initial Construction Funds paid by Subtenant to Sublaudlord, Sl~blandlord shall promptly notify Subtenant in writing of tl~e a~r~ount of such shortfall (and if requested by Subtenant make available to Subtenant the invoices and statements evidencing the existence of such shortfall) and Subtenant shall pay to Sublandlord, within ten (10) business days following receipt of such written notice, in immediately available funds, the amount of such shortfall. If, following completion of the construction of the Initial Improvements, the total Improvement Costs incurred by Sublandlord in connection with the design, permitting and construction of the Initial Improvements are less than the Initial Construction Funds paid by Subtenant to Sublaudlord, then Sublandlord shall, at its election, either (x) credit such overpayment by Subtenant to the Base Rent payments next coming due under the Sublease (until fully credited) or (y) refund to Subtenant the amount of such overpayment. If this Sublease is terminated prior to completion of the construction of the I~iitial Improvements, all such Initial Construction Funds paid by Subtenant to Sublandlord remaining after application to the Improvement Costs incurred prior to such termination shall be promptly returned to Subtenant. 3. ACCEPTANCE OF PREMISES. 3.1 Substantial Completion. For purposes of the Lease and this Work Letter•, the Initial Improvements shall be deemed "Substantially Complete" (x) upon the completion of the Initial Improvements pursuant to the Approved Final Plans, with the exception of any punch list items approved by Sublandlord which do not prevent Subtenant from using the Premises for the Permitted Use, and (y) either the appropriate governmental approvals for occupancy of the Premises (which shall include, without limitation, a temporary certificate of occupancy or its equivalent) have been issued or all building permits issued with respect to such Initial Improvements have been signed off by the applicable building inspectors. 3.2 Acceptance of Premises. Subtenant shall have five (5) business days following the date Sublandlord notifies Subtenant that the Initial Improvements are substantially complete to inspect the same and to identify in writing any portion of the Initial Improvements still to be completed by Sublandlord (the "Punch List"). To the extent Sublandlord agrees with the items on the Punch List, which approval shall not be unreasonably withheld, Sublandlord shall cause such Punch List items to be diligently completed. 3.3 Removal of Initial Improvements. At the expiration or earlier termination of this Sublease, Subtenant stall be obligated, at its sole cost and expense, to remove any and all Initial Improvements designated for removal by Landlord pursuant to the terms of the Lease and Tenant shall promptly restore all damage, if any, caused by such removal. 4. ARCHITECT, CONTRACTORS. SUBCONTRACTORS AND ENGINEERS. Except as may be otherwise approved by Subtenant, all design, engineering and construction of the Initial Improvements shall be performed by architects, contractors, subcontractors and engineers ("Construction Agents") selected by Subtenant and reasonably approved by Sublandlord (and Landlord to the extent Landlord's approval is required under the Lease). The "Construction Agents" shall include a project manager selected by Subtenant and reasonably approved by Sublandlord. Sublandlord, together with Subtenant, shall have the right to control, instruct and direct the Constructio» Agents iii connection with 4 4823-0652-5588v4 SLF118332013 the Initial Improvements and Subtenant and Sublandlord shall use commercially reasonable efforts to cooperate to cause the prompt completion of the Initial Improvements prior to the Commencement Date; however, neither Sublandlord nor Subtenant make any representation or warranty that the Initial Improvement will be completed or substantially completed prior to the Commencement Date, or by any other specific date, and Sublandlord shall not be in default under the Sublease or this Work Letter if the Initial Improvements are not completed or substantially completed by the Commencement Date of the Sublease.

5. EXTRA WORK.

5.1 In General. Except as expressly approved in writing by Sublandlord pursuant to the provisions of this Paragraph 5, Sublandlord shall not be required to revise the Approved Final Plans or any portion of the Initial Improvements which have been constructed (all such additional or revised work is hereinafter collectively referred to herein as "**Extra Work**").

5.2 Procedure. Any request by Subtenant for Extra Work which would require a change to the Final Approved Plans shall be accompanied by all necessary additional information as shall be required for Sublandlord to cause to be prepared revised plans for such Extra Work, which revised plans shall be prepared at Subtenant's expense. Sublandlord shall respond in writing to any request by Subtenant for the performance of Extra Work. Any approval of such request shall not be unreasonably withheld, conditioned or delayed by Sublandlord and may, in Sublandlord's sole discretion, be conditioned upon any or all of the following: (i) payment by Subtenant, in advance, of all estimated costs of such Extra Work (including the cost of designing and constructing the Extra Work), which costs shall include any Landlord's Fee to be paid to Landlord in connection with the Extra Work, and (ii) the written acknowledgment by Subtenant of any additional time required to perform such Extra Work shall constitute a Subtenant Delay. If Subtenant shall fail to meet any such conditions precedent to the performance of Extra Work within three (3) business days following Sublandlord's notice to Subtenant of same, Sublandlord shall not be obligated to perform any portion thereof.

6. ENTRY MADE AT SUBTENANT'S SOLE RISK.

6.1 Subtenant's Entry into Premises Prior to Completion of Construction of Initial Improvements. Upon the prior written consent of Sublandlord (and Landlord) and at such times prior to the Commencement Date of the Sublease as are acceptable to Sublandlord in Sublandlord's sole and absolute discretion, provided Subtenant has delivered to Sublandlord the Security Deposit and prepaid rent required to be paid under the Sublease and insurance certificates evidencing that Subtenant is maintaining the insurance required to be maintained under the Sublease and under Paragraph 6.3 of this Work Letter below, Subtenant and its approved contractors shall have the right to enter the Premises during the construction of the Initial Improvements only to review the progress of the construction of the Initial Improvements for the purpose of coordinating Subtenant's move into the Premises. Any entry into the Premises by Subtenant, its agents, contractors, subcontractors, vendors and/or employees, during the construction of the Initial Improvements shall be at the sole risk of Subtenant, and Subtenant hereby releases Sublandlord, its agents, contractors, and employees, from any and all liability, cost, damage, lien, action, cause of action, judgment, expense, and claim for injury (including bodily injury, death, or property damage) (collectively "**Claims**") incurred or suffered by Subtenant in or about the Premises during the construction of the Initial Improvements. If Sublandlord reasonably determines that any such entry may interfere with or delay the completion of construction or installation of the Initial Improvements or interfere with Sublandlord's ability to obtain a certificate of occupancy (or equivalent) for the Premises, then Sublandlord may in its discretion withhold its consent to any such entry by

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Subtenant.

Prior to the Commencement Date of the Sublease, Sublandlord shall not charge Subtenant or any of Subtenant's agents or contractors for parking or any Operating Expenses or Real Property Taxes; however, if Tenant or any of its agents, employees, contractors, vendors, consultants or other representatives enter the Premises or any part thereof prior to the Commencement Date for the purpose of constructing tenant improvements or installing any of Tenant's furniture, furnishings, fixtures and/or equipment, then, for those days during which such construction or installation is occurring, Subtenant shall be responsible for all utilities consumed on the Premises, security and other services, if any, furnished by Sublandlord to Subtenant or any of its agents, employees, contractors, vendors, consultants or other representatives in connection with such construction of any such tenant improvements and/or installation of furniture, furnishings, fixtures and/or equipment.

6.2 **<u>Subtenant Indemnity</u>.** Subtenant hereby indemnifies, defends, and holds Sublandlord, its agents, contractors, and employees, harmless from and against any and all Claims, including attorneys' fees and costs, made against Sublandlord by any party, or incurred by Sublandlord, as a result of any entry into or inspection of the Premises (or the Initial Improvements) made by Subtenant, its agents, contractors, consultants, vendors, employees, or invitees, during the construction of the Initial Improvements. The obligations of Subtenant under the immediately preceding sentence shall survive the expiration or earlier termination of the Sublease and this Work Letter.

6.3 **<u>Insurance</u>.** If Subtenant or any of its agents, employees, contractors, vendors, consultants or other representatives constructs or installs any tenant improvements or furniture, furnishings, fixtures or equipment in or on the Premises, or any part thereof, prior to the Commencement Date, the Subtenant shall, at its sole expense, be responsible for the securing of insurance by the Subtenant's contractors, consultants and vendors entering onto the Premises and for the maintenance of same by the Subtenant's contractors, consultants and vendors until completion and final acceptance of the work. Certificates of Insurance affording evidence of same shall be obtained from the Subtenant's contractors, consultants and vendors by the Subtenant and delivered to the Sublandlord prior to the commencement of any work on or in the Premises or Building by the applicable Subtenant's contractors, consultants and/or vendors. The required insurance coverage is as follows:

1. Worker's Compensation Insurance and affording thirty (30) days written notice of cancellation to Sublandlord.

2. General Liability Insurance on an occurrence basis for an amount of $2,000,000 each occurrence and including the following coverage:

   a) Premises and Operations coverage.
   b) Owners and Contractors Protective coverage.
   c) Products and Completed Operations coverage.
   d) Blanket Contractual coverage, including both oral and written contracts.
   e) Personal Injury coverage.
   f) Broad Form Property Damage coverage, including completed operations.
   g) An endorsement naming Sublandlord as additional insured.
   h) An endorsement affording 30 days written notice to Sublandlord in event of cancellation or material reduction in coverage.
   i) An endorsement providing that such insurance as is afforded under the policy of Subtenant's applicable contractors, consultants and vendors is primary insurance

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as respects Sublandlord and that any other insurance maintained by Sublandlord is excess and noncontributing with the insurance required hereunder.

j) Insurance covering ACM, hazardous materials, life-safety systems, sprinklers, OSHA, CAL-OSHA and the like.

No endorsement limiting or excluding a required coverage is permitted. <u>CLAIMS-MADE COVERAGE IS NOT ACCEPTABLE.</u>

3. Business Auto Liability Insurance for an amount of $1,000,000 combined single limit for bodily injury and/or property damage liability including:

a) Owned Autos,
b) Hired or Borrowed Autos,
c) Nonowned Autos, and
d) An endorsement affording 30 days written notice of cancellation to Sublandlord in event of cancellation or material reduction in coverage.

A certificate and endorsements affording evidence of the above requirements must be delivered to Sublandlord before Subtenant's applicable contractor, consultant or vendor performs any work at or prepares or delivers materials to the Premises or Building or applicable part thereof.

Subtenant shall require its general contractor to require its subcontractors to provide insurance where Subtenant's general contractor would be required to carry insurance under this insurance section and to be responsible for obtaining the appropriate certificates or other evidence of insurance.

Subtenant's contractors, consultants and vendors shall maintain all of the foregoing insurance coverage in force until the work under this Work Letter to be performed by Tenant or any of its contractors, consultants or vendors is fully completed and accepted except as to 2c, (Products and Completed Operation Coverage), which is to be maintained for one (1) year following completion of the work and acceptance by Sublandlord and Subtenant.

All insurance, except Workers' Compensation, maintained by Subtenant's general contractor (and its subcontractors) and consultants and vendors shall preclude subrogation claims by the insurer against anyone insured thereunder.

The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Sublandlord by Subtenant under the "indemnity" provisions of Paragraph 6.2 above or Paragraph 9 below.

If the Subtenant fails to secure and maintain the required insurance from Subtenant's contractors, consultants and/or vendors, as the case may be, Sublandlord shall have the right (without any obligation to do so, however) to secure same in the name and for the account of the Subtenant's applicable contractor, consultant and/or vendor in which event the Subtenant shall pay the cost thereof and shall furnish upon demand, all information that may be required in connection therewith. Further, such failure to secure and maintain the required insurance shall constitute a default under the Sublease and Sublandlord shall be entitled to immediately have all Initial Improvements work cease.

6.4 <u>Safety Rules</u>. If Subtenant constructs or installs any tenant improvements in the Building, Subtenant and Subtenant's contractors shall abide by all safety and construction rules and

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regulations of Sublandlord, and all work and deliveries shall be scheduled through Sublandlord. All Subtenant's materials, work, installations and decorations of any nature brought upon or installed in the Building and/or on the Premises, or applicable part thereof, before the Commencement Date of the Sublease shall be at Subtenant's risk, and neither Sublandlord nor any party acting on Sublandlord's behalf shall be responsible for any damage thereto or loss or destruction thereof. Subtenant shall award its contracts and conduct its activities hereunder in a manner consistent with Sublandlord's contractor's labor agreement affecting the Building.

6.5 <u>Faulty Subtenant Work.</u> Subtenant shall reimburse Sublandlord for any extra expenses incurred by Sublandlord by reason of faulty work done by Subtenant or its contractors, or by reason of delays caused by such work, or by reason of cleanup which fails to comply with Sublandlord's rules and regulations.

6.6 <u>Signs</u>. Subtenant's contractors shall not post any signs other than those required by law in connection with the construction on any part of the Building or Premises.

6.7. <u>Hiring of Contractors to be Approved by Sublandlord</u>. If Subtenant elects to perform any work in the Premises pursuant to Paragraph 6 above prior to the Commencement Date (and Sublandlord grants Subtenant and its contractors, in Sublandlord's sole and absolute discretion, access to the Premises prior to the Commencement Date), Subtenant shall not commence, or cause to be commenced, such work without the express prior written consent of Sublandlord, which consent may be given or withheld in Sublandlord's sole and absolute discretion. Subtenant's contractors' and subcontractors performing any such work referred to in the immediately preceding sentence shall be licensed in California and shall otherwise be subject to the prior written consent of Sublandlord (which consent shall not be unreasonably withheld). Sublandlord may require Subtenant to furnish a payment and performance bond for the performance of any work in or on the Building and/or Premises prior to the Commencement Date and any such work undertaken by Subtenant in the Premises shall be subject to the supervision of Sublandlord's contractor. The foregoing requirements shall apply to all work performed in or on the Building and/or the Premises for the benefit of Subtenant prior to delivery of possession of the Premises to Subtenant, including, but not limited to, installation of telephone equipment, electrical devices and attachments, and all installations (other than the Initial Improvements) affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other physical portion of the Building. All materials, finishes and workmanship used in the construction by Subtenant or Subtenant's contractors of any improvements in the Building shall be of a quality that is at least Building-standard. If Subtenant is to perform, or cause to be performed, any work in the Premises prior to the Commencement Date, Subtenant shall give Sublandlord at least ten (10) days prior written notice of the same.

6.8 <u>No Warranty.</u> Sublandlord's supervision and/or approval of any contractor selected by Subtenant or any contractor's work performed, or caused to be performed, by Subtenant shall not under any circumstances constitute a warranty or representation that such work was properly performed or designed or create any liability for payment for such work by Sublandlord. Rather, Subtenant acknowledges that such supervision by Sublandlord, regardless of whether Sublandlord earns a fee for same, is for the sole benefit of Sublandlord and the property wherein the Premises are located.

6.9. <u>Subtenant's Liabilities.</u> Sublandlord shall have no liability for any loss of or damage to any of Subtenant's or Subtenant's contractor's fixtures or property installed or left in or on the Building and/or the Premises, and Subtenant shall be fully responsible for same. Subtenant shall be responsible for the prompt removal of all rubbish and refuse left by Subtenant's contractors and by the delivery of Subtenant's personal property into the Building. Subtenant shall be liable for the repair of any damage to

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the Initial Improvements to the extent such damage is caused by Subtenant or any of its agents, employees, contractors, subcontractors or invitees during their entry into the Premises.

6.10 **Release of Claims**. Subtenant and Sublandlord acknowledge that Subtenant's employees may be operating in or occupying the Premises, or applicable part thereof, during the build out of the Initial Improvements; however, Subtenant agrees that its business operations and occupancy shall not interfere with or delay in any manner the commencement or completion of construction or installation of the Initial Improvements. Any occupancy or use of the Premises, or applicable part thereof, by Subtenant or any of its agents, employees, contractors, consultants, vendors, affiliates, licensees, sub-sublessees or invitees during the construction or installation of the Initial Improvements shall be at the sole risk of Tenant, and Tenant hereby releases Sublandlord and its agents, employees, contractors and subcontractors from and against any and all claims, damages, liabilities, losses, actions, causes of action, demands, injuries, judgments, costs and expenses (including, without limitation, attorneys' fees and costs of suit) incurred or suffered by Subtenant in or about the Premises during or as a result of the construction or installation of the Initial Improvements.

7. DELAY.

7.1 **Force Majeure Delays.** The term "**Force Majeure Delay**" shall mean any delay in the completion of the Initial Improvements which is attributable to any: (1) delay or failure to perform attributable to any strike, lockout, or other labor or industrial disturbance, civil disturbance, judicial order, governmental rule or regulation, act of public enemy, war, riot, sabotage, blockade, embargo, inability to secure customary materials or supplies; (2) delay attributable to inability to secure building permits and approvals; (3) delay in completing the construction of the Initial Improvements despite Sublandlord's diligent efforts to complete same, because of changes in any laws subsequent to the execution date hereof (including, without limitation, the Americans with Disabilities Act of 1990) or changes in the interpretation of any such law by the applicable building department; or (4) delay attributable to lightning, earthquake, fire, storm, hurricane, tornado, flood, washout, explosion, or any other cause beyond the reasonable control of Sublandlord. Notwithstanding any provisions of the Sublease to the contrary, any prevention, delay, or stoppage due to any Force Majeure Delay shall excuse Sublandlord's and Subtenant's performance under this Work Letter with respect to the completion of the Initial Improvements for a period of time equal to any such prevention, delay, or stoppage, and Subtenant shall have no right to terminate this Lease as a result thereof. For avoidance of doubt, the parties hereto agree that Force Majeure Delays shall not however excuse Subtenant from any of its monetary obligations under the Lease or under this Work Letter, including, without limitation, the obligation to pay Base Rent, Sublease Additional Rent or the Improvement Costs, nor shall any Force Majeure Delay excuse Subtenant of any of its indemnification obligations under this Work Letter.

8. REPRESENTATIONS AND WARRANTIES.

8.1 **Sublandlord.** Sublandlord's general contractor responsible for constructing or installing the Initial Improvements shall warrant the Initial Improvements against defects in material and workmanship for a period of twelve (12) months from the Substantial Completion of the Initial Improvements in accordance with the construction contract approved by Sublandlord and Subtenant. Subtenant waives any claims against Sublandlord in the event Sublandlord's general contractor breaches or defaults under its warranty obligation referred to above. Subtenant agrees that Sublandlord shall not be liable for consequential damages arising as a result of any defect warranted hereunder. Sublandlord shall inform Subtenant of all written equipment warranties existing in favor of Sublandlord which affect any equipment included in the Initial Improvements. Sublandlord shall assign to Subtenant all warranties obtained in connection with the Initial Improvements. SUBLANDLORD, MAKES NO EXPRESS OR

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IMPLIED WARRANTY WITH RESPECT TO THE CONSTRUCTION OR OPERATION OF THE INITIAL IMPROVEMENTS INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF FITNESS FOR PURPOSE OR MERCHANTABILITY. 8.2 Subtenant. Subtenant acknowledges that it or its contractor or consultant will inspect the Approved Final Plans and Subtenant shall be fully satisfied that the Initial Improvements will satisfy Subtenant's purpose if such Initial Improvements are constructed in substantial accordance with such Approved Final Plans. Subtenant covenants that Subtenant will not pursue any action against Sublandlord if the Initial Improvements made in accordance with such Approved Final Plans fail to meet Subtenant's purpose. Sublandlord makes no warranty, express or implied, of fitness for purpose or merchantability, of auy equipment or fixtures included in the Initial Improvements. Subtenant acknowledges that Subtenant shall rely upon the manufacturer of such equipment or fixtures for any warranty with respect thereto. 9. INDEMNIFICATION. Subtenant shall, at Subtenant's expense, defend, indemnify, save and hold Sublandlord (and Landlord) and their respective agents, employees, contractors, officers, directors, members, partners, shareholders, successors and assigns harmless from any and all claims, demands, losses, actions, causes of action, liabilities, judgments, liens, injuries, damages (general, punitive or otherwise), causes of action (whether legal or equitable in nature), costs and expenses (including, without limitation, attorneys' fees and court costs) asserted by any person, firm, corporation, governmental body or agency, or entity arising out of, related to, or in connection with the design, permitting and/or construction of the Initial Improvements (and the costs of such Initial Improvements). Subtenant shall pay to Sublandlord upon demand all claims, judgments, damages, losses or expenses (including attorneys' fees) incurred by Sublandlord (or any of its agents, employees, contractors, members, partners, shareholders, officers, directors, successor or assigns) as a result of any legal action arising out of the design, permitting and/or construction of the Initial Improvements. The obligations of Subtenant under the two immediately preceding sentences shall not be applicable to any claims, demands, losses, expenses, damages, judgments, causes of action, actions or expenses (including attorneys' fees) to the extent arising from Sublandlord's gross negligence or willful misconduct. The obligations of Subtei~a»t u»der this Paragraph 9 shall survive the termination of the Sublease. 10. DEFAULT. Each of the following events shall constitute an event of default or default by Subtenant under this Work Letter: (a) A breach or default by Subtenant under this Work Letter that is not cured or remedied by Subtenant within five (5) business days following Subtenant's receipt of written notice of such breach or default; (b) A decree or order of a court having jurisdiction shall have been entered adjudging Subtenant to be bankrupt or' insolvent or approving as properly filed a petition seeking the reorganization of Subtenant under the federal bankruptcy law or any other applicable law or statute of the United States, or any state, or appointing a receiver or trustee or assignee in bankruptcy or insolvency for Subtenant and its property, or directing the winding-up or liquidation of Subtenant, and such decree or order shall remain continuing, undischarged or unstayed for a period of thirty (30) days; (c) A general assignment by Subtenant of its assets for the benefit of creditors, or a sequestration or attachment of or execution upon any substantial part of such property, unless the property so assigned, sequestered, attached or executed upon shall have been returned or released within 10 4823-0652-5588v4 SLF118332013 thirty (30) days after such event or prior to a sooner sale pursuant to such sequestration, attachment or execution; (d) Tl~e dissolution or termination of Subtenant or tl~e suspension or termination of Subtenant's business or alteration of the nature thereof in any manner which Sublandlord in good faith determines is likely to materially decrease Subtenant's capacity to perform hereunder; or (e) The occurrence of a default or event of default by Subtenant under the Sublease. In addition, Subtenant hereby agrees that a default or event of default by Subtenant under this Work Letter shall be a default by Subtenant under the Sublease. 11. REMEDIES. In the event of an event of default or default by Subtenant hereunder, Sublandlord shall have the right (but not the obligation), among its other rights and remedies under the Sublease and/or at law or in equity, to cease construction and installation of the Initial Improvements. 11 4823-0652-5588v4 SLF118332013

EXHIBIT D SUBORDINATION, NON-DISTURBANANCE AND ATTORNMENT AGREEMENT [see attached] 4823-0652-5588v4 SLF118332013

RECOf2DING REQUESTED ~Y: Chicago Title Company - C/i Order ~iea.: FWPS-7017000502 When fZecord~ci IUlai9 Documenfi To: Sidley Austin LLP 787 Seventh Avenue New York, New York 10019 Attention: Richard S. Fries, Esq: APN/Parcel lD(s); 101 SPACE ABOVE THfS L(NE FOR RECORDER'S USE SUBORDINATION, NONDISTURBANCE AND ATTORNMENTAGREEMENT THIS. PAGE ,4~DECD TO PROVIDE ADEQt1A7'E SPACE FOR RECORDIM1lG IP1FORiVIATiOtJ {Additional recording fee applies) Recording Document Cover Page PrinteC: 08.02.17 @ 10:38 AM SCA0~00079.doc /Updated: 09.3Q.15 Page t —FWPS-7017000502

SUBORDINATION, NONDISTURBANCE
AND ATTORNMENT AGREEMENT

by and among

HAN'S HOLDINGS 2300 ORCHARD PARKWAY, LLC, as Landlord,

CAVIUM, INC., as Tenant,

and

CITIBANK, N.A., as Administrative Agent

Date:	August 1, 2017
Address:	2300 Orchard Parkway San Jose, California
County:	Santa Clara

RECORD AND RETURN TO:

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Attention: Richard S. Fries, Esq.

218292116v 1
1482104.01D-NYCSR03A - MSW

SU~L30Ft]~INATION, NON-DISTURBANCE A7~TD ATTORNMENT AGREEMENT THIS SUBORDNATION, NO?~T-DISTURBANCE AND ATTORNMENT AGRFE~~IENT {this "Agreement") made as ~f' the l s` day ~f flugust, 2017, by and among (1) HAWS I~OL~7INGS 2 00 ORCHARD PARKWAY, a Delaware limited liabilit}~ company,. leaving an address. at 420 Madison Avenue; Suite SQO; New Yark, Ive~~ Yark 10017 {``Landlord"), (2) CAVIITM, TNC., a Delaware corporation, ha~%ing a~~ address at 2315 North fiirst Street, San Jose; California 9513. ("Tenant"), and (3} CITIBANK, N,A., a;national banking association, having an office at 153 East 53rd Street; 21st Floor; New York, New York 10022, as administrative .agent and. collateral agent (in such capacity, "Administrative Agent") for itself and. the other lending.. institutions (collectively, "Lenders") ~n~hicll are or .may hereafter• become parties to the Loan tlgreement (as hereinafter defined). WITNESSETH' : ~AIHEREAS, Tenant entered into that certain unrecorded Standard Lease, dated as of January 31; 2017; bet~reen The Realty Associates Fund IX, L.F., a Delaware limited partnership "The Realty T'und"), as lessor-; and. Tenant, as lessee; «~hicll was assigned pursuant to that certain Assignment and Assumption of Lease, dated as of the date hereof, between The Rea]ry Fund, as assibnor, and Tenant as assignee {collectively, the "Lease"), with. respect to certain premises- (~Iie "Demised Premises") in the building (the "building") known as and situated on the land- (the "Land") located at 2300 Orchard Parkt~ay, San Jose, California, as more particularly desczibed i.n ~xhbii A anzxexed hereto and made part hereof; WHEREAS, Le~~ders have made or are about to na.ake a certain loan to Landlord in the principal amount of $31,525,t~00 (the "Loan"}, on and subject to the terns, pravis ons,,covena~~ts and conditions -set forth in that certain Loan Agreement dated as of the date hereof made by and among Landlord, Admiiustrative Agent and Lenders {as amended, rnoclified, extended,. supplemented, restated or replaced from tune to t ire, the "Loan ~greeznent"); WHEREAS; administrative Age~lt is the holder of that certain Deed of Trost; Assignment of Leases' and Rents, Security Agreement and Fixture Filing; dated as of the date hereof recorded concurrently herewith, in the principal amount of $~ 1,525,000 made ~iy Landlord to Administrative ~be1~t, on vehalf of Lenders (as amended, modified, extended, s~pplemei7te~~, restated or replaced from time to time; tine "Mortbage"}, which Mortgage encumbers T ie Land,. Building and other im~~ro~~ements (collectively; the "Property") of which t}~e Demised Premises are a part anti La3~dlorc~'s interest i11 the Tease; WHEREAS;. Tenant has requested that Landlord obtain. a non~dis~tirbance agreement from Adniinistr~ative Agent and Landlord leas requested same;. a.nd ~tjHEREAS, lac~ministr~,tive Agent is willing to enter into such an agreemezat upo~l the terms; provisions, covenants and conditions contained herein. NOW, THEREFORE, in consideration of the premises and. the agt•eements ~f the. parties contained herein and ocher good and valuable co~~sideration, receipt. of which is horebyr ~cic~lowledged, the parties hereby -agree as fc~llow~s: 1 21A2921 Ibv:1 1482104.01 D-NYCSR03A - i~7S~1%

1. Notwithstanding ai~~Jtl~ing to tl~e contrary contained in the Lease, the Lease and all of Tenatat's rights thereunder are arzd shall be of -a11 ti~n~s and in all respects subject and subordinate to tl~e Mortgage, .and to all advances made ancUor hereafter to be made under the Mortgage, and to all renet~aIs, modifications, consolidations; replacements (by and between Administrative 1~gent and Landlord), substitutions (by aid between Administrative Agent and Landlord), additions and extensions of the Mortgabe acid to any subsequent mortgages with which the Mortgage may be spread and/ar consolidated, with. the sane force anc~ effect as if the Ivtortgage and all such other instruments had been executed; delivered and recorded prior to the execution and delivery of the Lease. 2. Provided and on condition that, as of the date Administrative Ageni coa7lmences a foreclosure actir~n to enforce Administrative Age~1t's and Lenders' rights- under the Mortgage, Ten~nf shall not be in default under the Lease (x) in the payment of basic rent or additional rent or (v) of any of the material norunonetary terms, provisions; covenants or conditions of the Lease or1 Tenant's part. tc~ be performed, in each case, after notice and beyond the applicable period of grace, if any, provided in the Lease ~,vi#h respect to file default in question, {i) Tenant shall not be mined a party its any action or proceeding. to enforce the Mortgage, unless such joinder shall ~e required under applicable la~v, and in which case Administrative Agent and. Lenders shall not seek affirmative relief from Tenant in such action or proceeding, nor shall the Lease be cut off or terniinated nor Tenant's possession thereunder be disturbed in any such action or proceeding,. at~d (ii} subject to tie terms and provisions of Paragraph 4 of this .Agreement, Administrative agent shall recognize the Lease and. Tenant's possession of the Demised Pi•er~lises, and Tenant's rights and privileges under the Lease (including, without limitation, any renewal, extension, expansion or cancellation rights) shall. not be diminished ar interfered ujith by ~dministrati~~e Ageni or Lenders,. subject to she terms ax7d provisions of paragraph 4 hereof. 3. Upon any fo~•~closure of the. Mortgage or other. acquisition of the Property (an3J such foreclosure oi~ conveyance or transfer in lieu of foreclosure being, herein referred to as a "P~reclosure Lvent"), Tenant shall attorn to the Administrative Agent, Lenders or any other party acquiring the Property or so succeeding to Landlord's i•ichts (the "Successor La~idlo~•d") and pei~foi-m all. of the terms, provisions, covenants and conditions of the Lease on Tenant's part to be performed with the wine farce and effect as if the Successt~r Landlord were the landloa•d originally Warned in the Lease and Tenant shall promptly execute and deliver any instrument thaf the Successor Landlord may reasonably request to fiirther evidence such attornment. 4. Upon such attornment or other acquisition of the. Property, the. Lease shall continue as a direct lease between the Successor Landlord and Tenant upon all. of the. terms; prc~visioils, caveriants and conditions tiieleof as a~•e then applicable under the Lease except that the .Successor. Landlord shall not be (a) liable for any previous act; oinissic~r~ ~r default of Landlord. under tale Lease; except That Successor• Laaidlord shall cu~•e any default of Landlord that is continuing as of the date of such attornment or other acquisition of the Pr~pert}➢ ~~ithin thirty (30) days after the elate Tenant delivers written. notice to Successor Landlord of such. continuing 2 zt~2v2i ~c,~.i 1452104.01 D-NYCSR03A - MSW default (unless such default is of a nature as to xeasanably ~~equire more than thirty {30) days to cure aid tlie~z Successor Landlord shall be permitted such additional tune as is reasonably necessary to e fec such cure; provided Successor Landlord diligently ar~d continuously proceeds to cure. such default); (b) required to make any repairs to t11e I~eznised Preanises or to the Property; provided that tl~e foregoitlg shall not (i) Iimit any express remedies of Ienal~i set forth in tl~e Lease with respect to Landlord's failure to pay or perform such obligations; or (ii} relieve Successor Landlord of ar~y ~e~air and: maintenance obligations or any obligation to reimk~urse l~oldaver expenses requarcd of Landlord undez~ the Lease: accruing after the Foi•eclosw-e F..vent; and, provided further, that if, following a Foreclosure Event, Successor Landlord fails to c~n~mence the perrormance of the work necessary to complete any impt~avements or construction of the Property u~itliin i~it~etyr (90) days of such Foreclosure Event or thereafter fails to pur~siie such work ~~ith reasonable: diligence; then Tenant shall have the right upon notice to Successor Landlord to terminate the Lease, (c) intensionally omitted, (d) subject t~ any offsets or defenses that Tenant. .may have against Landlord, except such rights of offset. and defenses as may be expressly set forth in the Lease, (e) bqund by any prepayment of more than one {l) month's rent or other charges under the _Lease, unless. such payment shall have been expressly approved in writing by 1\dministrat ve Agent,. and except where such prepayments :are made. pursuant to any specific provision. of the I,case, (f} found by or be .liable' for any representations, warranties or ind.eiruiit es of Landlord contained in the Lease and which relate to events occurring prior to the acquisition of .Successor Landlord of the .'Landlord's interest in the. Property, (g) Iiable or respoiasible for or with respect to tine retention, application andior return to Tenant of any security deposit paid to an5~ prior landlord (including Landlord}, whether or not stiIl held by such prior laf~dlord, unless and until administrative Agent ~r a~~}~ Successor Landlord has actually received said deposit 1'or its own account. pis the. landlor•el under the Lease as security for the performance of Tenant's ,obligation under the Lease (which deposit. shall, ,nonetheless,. be Held subject to the provisions of the. Lease), or (hj bound by any (i) amer~dinent or modification of the Lease which (x) decreases the rent payable thereul~t~er, {y) reduces the term of tl~e Lease ar {z) materially, adversely impacts on Administrative .Agent's interest in the Demised Premises and/or the I'r~pert5~ or (ii) cancellation of the Lease done in violation of t17e terms and provisions ~f Para~•aph b hereof unless such a~i~endn~ent, n7odification or cancellation was approved in v~~riting by Administrative Agent, v~hicll approval shall not be unreasonablsT ~~~ithhelc~,. conditioned or delayed. .5. Tenant shall not, witlZout obtaining tl~e prior ~~fiitten consent of Admiziistrati~Je Agent which .consent shall not be unreasonably withheld, conditioned or delayed: (i) Modify tl~e Lease. (provided that if Tenant. .shall enter into such modification without ~ldinini~tz~ative Agent's consent, such modification shall not b~; binding .upon ~4dministrative Agent}, so as to (a) decrease the react payable theY'eund~r, or {U} redu.ee the tet•m of the Lease so: as to trove an e:~piration date prior to the Ex~ ration Date, as defined izl the Lease, ~~cept during the last three (3) months of~tl~e term cif the I:ease; (ii) Cancel. or terYn note the Lease in violation of the terms and provisions oi' Paragraph b hereof; ~taz~zi ibv.i ~ as2 3 c~a.c~ i ~-r~ vcs xo~n - Nis~~

viii) Assign the Lease other than. pursuaiii to the tern3s and provisions of the Lease, provided tlaat Tenant shall in any event remain filly iia.ble under the terms and provisions of tl~e Lease; (iv) Prepay any of the rents (other than the first (1st) month's rent} under the Zease for more t1~an one (l} n~anth prior to the accrual thereof; except that (A) the payment as .required. under the Lease. on a mo7lthly basis ofd amaunts with respect to operating or other expenses based u}~on an esiinlate of such expenses wliich is to be adjusted by an ap}~ropr~iate payment at the end oC each c~iendar or lease year or other period, and (B) the.:payment. as required under the Lease on a monthly. or otl~e~~ ~eriadic basis of amounts ~~ith xespect to real estate taxes in advaaice of the date on which .such. taxes. ar•e due and payable to tl~e taxing authority shall not, be deemed to be a prepayment o~ rents in violation of the terms and provisions ~f this clause (iu), provided that such. payments with respect to taxes are collected not. earlier than sixty (60) days prior to file date on which :such taxes are due. and payable to the taping authoa•ity, or in periodic. installments equal to the total amount of the payment renuired (as reasonabl}~' estimated in good faith by Landlord if tax bills with respect to such tax payment lave not tllzretofote been ssuea try the. taxing authority} divided by the number of installments, and payable in a ma~~nei: such that the total amount to be collected is collected not earlier than sixty (60} days prior to the date on «~hich such taxes are due and payable to the taxing authority. A~ay such modification, prepayment, assignment, eanceliatian or termination or other act i~~ violation of this Paragza~a~i 5 shall not be binding upon Administz•ative Agent or Lenders. If Administrative Agent :consents to any amendment or modification of the .Lease or to any new Lease, this Agreement-shall apply to such amendment, modification or new Lease. 6. From and after the date hereof, Tenant shall -send a copy of any notice of default or notice ~n connection with the commencement of at~y action to terminate the Lease o~~ similar statement under the Lease or right t~ offset rent under thz Lease to Administrative Agent at the wine time Tenant sends such. notice or statement 'to Landlord, and Tenant` agrees that Tenant .shall not exercise any right to tern7inate the Lease or to offset against rents Ta~7der the Lease until thiriv (30) days shall ha~~e elapsed following the eapiratiom of any applicable cure.. period to which Landlord is entitled to under the Lease to effect such remed3~ (the "Lender Cure Period"}, during which time Administrative Agent shall have the right; but shall not be obligated; t~ remedy or cause to be remedied. such act car omission. Tenant understands anci agrees. that no action of Tenant to terminate the Lease shall be effective against Administrative t~gent :and Lenders unless 'tenant provides Administrative Agent with. a copy of any such ne~tice in accordance with the terms and provisions of this Paragraph 6. Tenant further agrees that if such default is of suc}1 a nature that it care gat v✓ith due diligence be cured within thirty (30) days, Tenant shall n~f exercise an}T suci~ ri~llt if Administrative Agent commences to cure such act or o~~ission within the Lender Cure Pexiod and diligently prosecutessuch cure tk~ereafte~~. ?. Tenant acicaio~~led~es that it has notice that.. Landloxd's interest. under the Lease and the rent and. all other sums due thereunder .have been assigned to Acizninistra#ive Agent as part of the security t~or the note secured by the Mortgage. Notv~~ithsianding anything to the 4 ?1R7921t6v.1 145210401ll-N1'CSR03n - MSL~

contrary contained herein or in the Lease, in the event that Admiiustrative agent notifies Tenant of a default under the Mortgage and dema~ids that Tenalit pay its react end all other sums due under tl~e Lease to Aci~ninistrative Agent,. Tenant agrees that' it shall pay its rent a~1d all othea• sums due under the Lease to ~dtninistrative Agent. All rents and_ other sums paid by I~ei~ant to Administrative Abent shall be credited against Tenant's rental obligations under the Lease; and payment to Administ~•ative Agent of rznts and. such other sums due under the Lease shall Lac deemed to be payment to L,andlard for purposes of the Lease. Landlord joins in the execution of this Agreement for the- purpose of, among- other things, consenting to the te~-rns and provisions of this Paragraph 7. 8. {a) Any notice or demand, consent; approval ar disapproval, or staiement (collectively, "Notices") requited or permitteel to be given by the terms and provisions of this Agreement, ar b~~ an~v la~xr or governmental regulation shall be in ~~~riting and unless otherwise required by such law or regulation; s11a11 'be sent by: (i) United States mail postage prepaid. as registered or certified. mail, return receipt requested, ar (ii) nationally recognized overnight courier service. (such. as Federal E press) Frith receipt requested;. or (iii) personal.. delivery «pith acknowledgment of receipt requested. An~~ Notice shall l~~ acidr•essed to the parties hereto, as follows: If to Admtnist~•ative Agent or Lenders: .Citibank,. N.A.. 153 East 53rd Sfreet, 21st Floor New ~ ork., New York 10022 Attention: Mr. Ric~iard B. Werner with a copy to: Sidlev Austin I;LP 7~7 seventh I~venu~ New `Fork. Near York. 10019 Attention: ~ Richard S. Fries, Este. If tc~ Landlord: Han's Ho4dinas Groin (USA) LLC 420 Madison Ave~lue, Suite 50~ New• Yark, New York 1OQ36 .Attention: Peiei- Pngzhi Wu with. a copy t~: Skadden, ~irps, Slate; 11~eaghel• &Flom LLP tour Tirnes Sc~tiare Ne~~~ York, New York 1OQ36 Attentio~i: Marco P, Caffuz7i, Esq. If to 'I~enant: 5 215392116~~ 1 1~3A21U4A117-NYCSRG3A - MSW

Cavium, Inc. 231 ~ North First Street. Sail.lose, California 9~ 131 Attention: Vince Pangrazio, SV'P and General counsel with a copy to: Caviui~iy Ine. 2315 North First Street San. Jose,California 951.31 Attention: Scott Doubek By giving the other parties at least five. (5} business days' prior ~r~ritten raatice, any party may, by Notice givea3 as above provid~;d, designate different or additional addresses) or addressees) foi- Notices. (b) A:ny Notice shall be deemed given (i) three (3) days after mailing; (ii} one day after being_ sent by overnight courier and (iii) on the day personally delivered; or in the case ot'refusal to accept rece p# of any such. overnight z>r personal delivery, upon the date of such refusal, 9. This. Agreement may not be modified, amended or terminated unless u~ ~i~riting and dul}~ executed by the party against whom the same is sought to be asserted and- constitutes the entire agreement between tl~e parties with respect to this subject maiter hereof. 1.0. This Agreement shall bind and iz~ui-e to the benefit of the paz-ties hereto and their respective successors and assigns. Tl. ,This Agrecznent shall be .construed without regard to any presumption or other rule requiring const~-uction abainst the party causing this Agreement to be drafted. 12. All reasonable, out-of pocket casts and expenses (inciuciing, without limitation, attorneys' fees and disbursements) actually incurrec: by Administrative Agent or Lenders: in connectozl with fhe review ~f the underlying, documentation (including, without limitation, the_ Lease) and the preparation and ne~otiatian of this Agreement shall. be paid by Landlord to Administrative Agent (~r Administrative ~lbent's attorneys; if so directed} concurrently l~erewi~h by cashier's or certified check. 13. This Agreement shall be c~nstrtted and enforced in accordance with the laws of the State of Califo~•nia without reference to principles of coziflicts of law. 14. To the exte~It that any action is to be taken, an}~ information is to be delivered to or by Lendea•s; and determination is to be made, or any consent is to Ue given or wi~nheld by Lenders, anv .such. action, delivery, determination or consent shall be taken; Pnade or biven or withheld, as the case may be, by ~~:dministrat?ve Agent or any successor agent thereto and landlord alid Tenant shall be protected i~~ their reliance thereon. 6 zis?9?iiv.-.~ 1482104.O1D-NYCSRU3A -MSbI`

15. This Agreement may be executed in separate counterparts ~vhicli, when taken together, shall constitute one fully executed Agreement. [balance of page intentionally left bla~ik] 7 218292ll 6v. 14821 c~4.01 D-NYCSR03A - 3vfSW

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LANDLORD:

HAN'S HOLDINGS 2300 ORCHARD PARKWAY, LLC, a Delaware limited liability company

By: ______________________
Name: Peter Pingzhi Wu
Title: Vice President and Secretary

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF NEW YORK §
§
COUNTY OF NEW YORK §

On July 28, 2017, before me, Joshua Glazer, Notary Public, personally appeared PETER PINGZHI WU who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of New York that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____
Notary Public

JOSHUA GLAZER
Notary Public, State of New York
No. 01GL6311340
Qualified in New York County
Commission Expires 9/15/2018

[Signature Page to SNDA]

TENANT:

CAVIUM, INC., a Delaware corporation

By: /s/ Scott Coah

Name: Scott Doubek
Title: Facilities Manager

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF California §
§
COUNTY OF Santa Clara §

On ~~July~~ August 1, 2017, before me, Keith Robert Nesbit, Notary Public, personally appeared Scott Doubek who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

KEITH ROBERT NESBIT
Notary Public - California
Santa Clara County
Commission # 2153229
My Comm. Expires May 15, 2020

Keith Nesbit

Notary Public

9

218292116v.1
1482104.01D-NYCSR03A - MSW

CITI~AN~E~, N.A., a national banking association Scott I7eTragla ~fi mice President A notary public or other af~icer completing this certificate verifies only the identity of the individual who. signed the document to which this certificate is attached, and not the #ruth~ialness, accuracy, or validity of that document. STATE OF NEW YORK § CO~JN I'Y OF NEW YO~tK § On _July _, 201 "~, before me, =~ ~' ~x ~ , ° ~~~°` ,Notary Public, persanaily appeared. SCQTT DETtZAGLIA w1~o proved to me on the basis of satisfactory evidence to be the persons) whose names) is/are subscribed to the within instrument and acknowledged to me that helshe/they executed the same in his/her/their authorized capacity(iesj, -and that by his/IaerJthear signiature(s) on the instrument, the person(s), or the entity .upon behalf of which :the person~sj :acted, executed the instrument. I certify uiader PENALTY OF PERJURY under the laws of the State of New York that the foregoing paragraph is true and carrect. WITNESS my hand. and r, Public ~~,~53 J. hJoYBry PubltC. S#ate ~ ~' 1Vi3. 49-4 C~raali4i~d in ~tse~r~S ~l7t14;a ~s ~i0iiltY7jS$iOEt ~D(~Of8S2~.r$..~.~ 218292116 1482104.O1D-NYCSR03A - NISW

EXHIBIT .4 D~SC127PTION O~ LANI3 11 ztsz~ai t~, t 148210 .011)-NYCSK03A - ~4$~b'

~~~'~~~ 19~Bt Legal Description For RPN/Parcel fD(s): 1Q1-03-0Q~ THE LAND REFERRED TO' HERElN BELOW !S SITUATED 1N THE CITY OF SAN J05E, COUNTY OF SANTA Ci_ARA, STATE OF CALIFORNIA AND 15 DESCRIBE) AS FOLLOWS: PARCEL 2, RS SHO+IVN UPON 7NAT CERTAfN PARCEL MAP FILED FOR RECORD W THE OFFlGE OF THE RECORDER. 0~ THE COUNTY OF SANTA CLARF~, STATE OF CALIFORNfA Ott DECEMBER 6, 1995 W BOOK 671 rJF MAPS AT PAGES 4fl AND 41.